                                                                    EXHIBIT 10.1

================================================================================


                           THIRD AMENDED AND RESTATED
                                CREDIT AGREEMENT

                            DATED AS OF MAY 15, 2001

                                      AMONG

                             DEL MONTE CORPORATION,

                            DEL MONTE FOODS COMPANY,

                         VARIOUS FINANCIAL INSTITUTIONS,

                             BANK OF AMERICA, N.A.,
                            AS ADMINISTRATIVE AGENT,

                            THE CHASE MANHATTAN BANK,
                              AS SYNDICATION AGENT,

                                       AND

                             BANKERS TRUST COMPANY,
                             AS DOCUMENTATION AGENT

                                   ARRANGED BY

                         BANC OF AMERICA SECURITIES LLC,

                            JPMORGAN SECURITIES INC.

                                       AND

                            DEUTSCHE BANC ALEX. BROWN


================================================================================

*** Indicates confidential material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                               TABLE OF CONTENTS

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ARTICLE I         DEFINITIONS...............................................................1

        1.1    Certain Defined Terms........................................................1

        1.2    Other Interpretive Provisions...............................................36

        1.3    Accounting Principles.......................................................37

        1.4    Assignments from Existing Credit Agreement; Addition of Lenders;
               Reallocation of Loans and Commitments.......................................37

ARTICLE II        THE CREDITS..............................................................38

        2.1    Amounts and Terms of Commitments............................................38

               (a)    The Term Credit......................................................38

               (b)    The Revolving Credit.................................................39

        2.2    Loan Accounts...............................................................39

        2.3    Procedure for Borrowing.....................................................40

        2.4    Conversion and Continuation Elections.......................................40

        2.5    Swingline Loans.............................................................42

        2.6    Termination or Reduction of Revolving Commitments...........................44

        2.7    Optional Prepayments........................................................45

        2.8    Mandatory Prepayments of Loans..............................................45

        2.9    Repayment...................................................................48

               (a)    The Term Credit......................................................48

               (b)    The Revolving Credit.................................................51

        2.10   Interest....................................................................51

        2.11   Fees........................................................................51

               (a)    Arranger and Agency Fees.............................................51

               (b)    Commitment Fees......................................................51

        2.12   Computation of Fees and Interest............................................52

        2.13   Payments by the Company.....................................................52

        2.14   Payments by the Lenders to the Administrative Agent.........................53

        2.15   Sharing of Payments, Etc....................................................53

        2.16   Optional Increase...........................................................54

ARTICLE III       THE LETTERS OF CREDIT....................................................56

        3.1    The Letter of Credit Subfacility............................................56
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                               TABLE OF CONTENTS
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        3.2    Issuance, Amendment and Extension of Letters of Credit......................57

        3.3    Risk Participations, Drawings and Reimbursements............................59

        3.4    Repayment of Participations.................................................61

        3.5    Role of the Issuing Lender..................................................61

        3.6    Obligations Absolute........................................................62

        3.7    Cash Collateral Pledge......................................................63

        3.8    Letter of Credit Fees.......................................................63

        3.9    Uniform Customs and Practice................................................64

        3.10   Non-Dollar Letters of Credit................................................64

ARTICLE IV        TAXES, YIELD PROTECTION AND ILLEGALITY...................................66

        4.1    Taxes.......................................................................66

        4.2    Illegality..................................................................67

        4.3    Increased Costs and Reduction of Return.....................................68

        4.4    Funding Losses..............................................................68

        4.5    Inability to Determine Rates................................................69

        4.6    Certificates of Lenders.....................................................69

        4.7    Substitution of Lenders.....................................................70

        4.8    Survival....................................................................70

ARTICLE V         CONDITIONS PRECEDENT.....................................................70

        5.1    Conditions to Effectiveness.................................................70

               (a)    Credit Agreement.....................................................70

               (b)    Incumbency...........................................................70

               (c)    Organization Documents; Good Standing................................70

               (d)    Legal Opinions.......................................................71

               (e)    Notes................................................................71

               (f)    Payment of Fees......................................................71

               (g)    Confirmation.........................................................71

               (h)    Certificate..........................................................71

               (i)    Tender Offers........................................................72

               (j)    Consent Solicitations................................................72


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                               TABLE OF CONTENTS
                                  (continued)

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               (k)    New Subordinated Notes...............................................72

               (l)    Documents............................................................72

               (m)    Solvency Certificates................................................73

               (n)    Borrowing Base Certificate...........................................73

               (o)    Other Documents......................................................73

        5.2    Conditions to All Credit Extensions.........................................73

               (a)    Notice, Application..................................................73

               (b)    Continuation of Representations and Warranties.......................73

               (c)    No Existing Default..................................................73

ARTICLE VI        REPRESENTATIONS AND WARRANTIES...........................................73

        6.1    Corporate Existence and Power...............................................73

        6.2    Corporate Authorization; No Contravention...................................74

        6.3    Governmental Authorization..................................................74

        6.4    Binding Effect..............................................................74

        6.5    Litigation..................................................................75

        6.6    No Default..................................................................75

        6.7    ERISA Compliance............................................................75

        6.8    Use of Proceeds; Margin Regulations.........................................76

        6.9    Title to Properties.........................................................76

        6.10   Taxes.......................................................................76

        6.11   Financial Condition.........................................................76

        6.12   Regulated Entities..........................................................77

        6.13   No Burdensome Restrictions..................................................77

        6.14   Copyrights, Patents, Trademarks and Licenses, etc...........................77

        6.15   Subsidiaries................................................................78

        6.16   Insurance...................................................................78

        6.17   Solvency, etc...............................................................78

        6.18   Real Property...............................................................78

        6.19   Swap Obligations............................................................78

        6.20   Senior Indebtedness.........................................................78
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                                  (continued)

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        6.21   Environmental Warranties....................................................79

        6.22   Full Disclosure.............................................................79

        6.23   Refinancing Transactions....................................................80

        6.24   Business of Parent..........................................................80

ARTICLE VII       AFFIRMATIVE COVENANTS....................................................80

        7.1    Financial Statements........................................................80

        7.2    Certificates; Other Information.............................................81

        7.3    Notices.....................................................................82

        7.4    Preservation of Corporate Existence, Etc....................................83

        7.5    Maintenance of Property.....................................................83

        7.6    Insurance...................................................................83

        7.7    Payment of Obligations......................................................84

        7.8    Compliance with Laws........................................................84

        7.9    Compliance with ERISA.......................................................84

        7.10   Inspection of Property and Books and Records................................84

        7.11   Interest Rate Protection....................................................85

        7.12   Environmental Covenant......................................................85

        7.13   Use of Proceeds.............................................................85

        7.14   Further Assurances..........................................................85

ARTICLE VIII      NEGATIVE COVENANTS.......................................................87

        8.1    Limitation on Liens.........................................................87

        8.2    Disposition of Assets.......................................................89

        8.3    Consolidations and Mergers..................................................90

        8.4    Loans and Investments.......................................................90

        8.5    Limitation on Indebtedness..................................................92

        8.6    Transactions with Affiliates................................................93

        8.7    Use of Proceeds.............................................................93

        8.8    Contingent Obligations......................................................94

        8.9    Joint Ventures..............................................................94

        8.10   Lease Obligations...........................................................94
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                               TABLE OF CONTENTS
                                  (continued)

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        8.11   Minimum Fixed Charge Coverage...............................................95

        8.12   Minimum Interest Coverage...................................................95

        8.13   Maximum Senior Debt Ratio...................................................95

        8.14   Maximum Total Debt Ratio....................................................96

        8.15   Maximum Capital Expenditures................................................96

        8.16   Restricted Payments.........................................................96

        8.17   ERISA.......................................................................98

        8.18   Limitations on Sale and Leaseback Transactions..............................98

        8.19   Limitation on Restriction of Subsidiary Dividends and Distributions.........98

        8.20   Inconsistent Agreements.....................................................99

        8.21   Change in Business..........................................................99

        8.22   Amendments to Certain Documents.............................................99

        8.23   Fiscal Year.................................................................99

        8.24   Limitation on Issuance of Guaranty Obligations..............................99

        8.25   Parent Covenants...........................................................100

        8.26   Senior Debt Designation....................................................101

ARTICLE IX        EVENTS OF DEFAULT.......................................................101

        9.1    Event of Default...........................................................101

               (a)    Non-Payment.........................................................101

               (b)    Representation or Warranty..........................................101

               (c)    Specific Defaults...................................................101

               (d)    Other Defaults......................................................101

               (e)    Cross-Default.......................................................101

               (f)    Insolvency; Voluntary Proceedings...................................102

               (g)    Involuntary Proceedings.............................................102

               (h)    ERISA...............................................................102

               (i)    Monetary Judgments..................................................102

               (j)    Non-Monetary Judgments..............................................103

               (k)    Change of Control...................................................103

               (l)    Guarantor Defaults..................................................103
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                               TABLE OF CONTENTS
                                  (continued)

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               (m)    Collateral Documents, etc...........................................103

        9.2    Remedies...................................................................103

        9.3    Rights Not Exclusive.......................................................104

ARTICLE X         THE AGENTS..............................................................104

        10.1   Appointment and Authorization..............................................104

        10.2   Delegation of Duties.......................................................105

        10.3   Liability of Administrative Agent..........................................105

        10.4   Reliance by Administrative Agent...........................................105

        10.5   Notice of Default..........................................................105

        10.6   Credit Decision............................................................106

        10.7   Indemnification of Agents..................................................106

        10.8   Administrative Agent in Individual Capacity................................107

        10.9   Successor Administrative Agent.............................................107

        10.10  Withholding Tax............................................................107

        10.11  Collateral Matters.........................................................109

ARTICLE XI        MISCELLANEOUS...........................................................111

        11.1   Amendments and Waivers.....................................................111

        11.2   Notices....................................................................113

        11.3   No Waiver; Cumulative Remedies.............................................114

        11.4   Costs and Expenses.........................................................114

        11.5   Company Indemnification....................................................114

        11.6   Payments Set Aside.........................................................115

        11.7   Successors and Assigns.....................................................115

        11.8   Assignments, Participations, etc...........................................115

        11.9   Confidentiality............................................................117

        11.10  Set-off....................................................................118

        11.11  Automatic Debits of Fees...................................................118

        11.12  Notification of Addresses, Lending Offices, Etc............................119

        11.13  Counterparts...............................................................119

        11.14  Severability...............................................................119
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                               TABLE OF CONTENTS
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        11.15  No Third Parties Benefited.................................................119

        11.16  Governing Law and Jurisdiction.............................................119

        11.17  Waiver of Jury Trial.......................................................119

        11.18  Entire Agreement...........................................................120

ARTICLE XII       THE GUARANTY............................................................120

        12.1   The Guaranty...............................................................120

        12.2   Guaranty Unconditional.....................................................121

        12.3   Discharge Only Upon Payment in Full; Reinstatement in Certain
               Circumstances..............................................................121

        12.4   Waiver.....................................................................121

        12.5   Delay of Subrogation.......................................................122

        12.6   Stay of Acceleration.......................................................122

        12.7   Information................................................................122

        12.8   Costs......................................................................122

        12.9   Amendment and Restatement..................................................122




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SCHEDULES

Pricing Schedule
Schedule 1.1 Commitments, Total Percentages, Revolving Percentages, Term Percentages
Schedule 1.4          Assignment Agreement
Schedule 2.8          Assets Held For Sale
Schedule 6.5          Litigation
Schedule 6.11         Permitted Liabilities

Schedule 6.14         Material Intellectual Property

Schedule 6.15(a)      Subsidiaries of the Company

Schedule 6.15(b)      Equity Investments of the Company

Schedule 6.16         Insurance Matters

Schedule 6.18         Real Property
Schedule 6.21         Environmental Matters

Schedule 8.1          Liens
Schedule 8.4          Permitted Investments
Schedule 8.5(d)       Existing Indebtedness

Schedule 8.8          Contingent Obligations
Schedule 11.2         Lending Offices; Addresses for Notices

EXHIBITS

Exhibit A      Form of Notice of Borrowing

Exhibit B      Form of Notice of Conversion/Continuation

Exhibit C      Form of Compliance Certificate

Exhibit D      Form of Promissory Note

Exhibit E-1    Form of Security Agreement (Company and Parent)

Exhibit E-2    Form of Subsidiary Security Agreement

Exhibit F      Form of Subsidiary Guaranty
Exhibit G-1    Form of Parent Pledge Agreement

Exhibit G-2    Form of Company Pledge Agreement

Exhibit G-3    Form of Subsidiary Pledge Agreement

Exhibit H-1    Form of Company Solvency Certificate

Exhibit H-2    Form of Parent Solvency Certificate

Exhibit I-1    Form of Opinion of Special Counsel to the Company, Parent and
               Mike Mac

Exhibit I-2    Form of Opinion of Internal Counsel to the
               Company, Parent and Mike Mac

Exhibit K      Form of Assignment and Acceptance

Exhibit L      Form of Lender Certificate

Exhibit M      Form of Borrowing Base Certificate

Exhibit N      Form of Bailee's Consent

Exhibit O      Form of Landlord's Consent

Exhibit P      Form of Warehouseman's Consent

Exhibit Q      Intercreditor Agreement

Exhibit R      Form of Intellectual Property License

Exhibit S      Form of Environmental Indemnity

Exhibit T      Form of Confirmation

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

        This THIRD AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of May 15, 2001, among DEL MONTE CORPORATION, DEL MONTE FOODS COMPANY, the several financial institutions from time to time party to this Agreement, BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as administrative agent for the Lenders, THE CHASE MANHATTAN BANK, as syndication agent for the Lenders, and BANKERS TRUST COMPANY, as documentation agent for the Lenders.

                              W I T N E S S E T H:

        WHEREAS, the Company, the Administrative Agent and certain of the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of January 14, 2000 (the "Existing Credit Agreement"), which amended and restated an Amended and Restated Credit Agreement dated as of December 17, 1997 (the "First Amended and Restated Credit Agreement"), which amended and restated a Credit Agreement dated as of April 18, 1997 (the "Original Credit Agreement"); and

        WHEREAS, the Company, the Administrative Agent and the Lenders desire that the Existing Credit Agreement be amended and restated on the terms and conditions set forth herein to, among other things, facilitate the Tender Offers, the Consent Solicitations and the issuance of the New Subordinated Notes (as each such term is defined herein) and set forth the terms and conditions under which the Lenders hereafter will extend credit to the Company; it being the intention of the Company, the Administrative Agent and the Lenders that this Agreement and the execution and delivery of any substituted promissory notes not effect a novation of the obligations of the Company to the Lenders under the Existing Credit Agreement but merely a restatement and, where applicable, a substitution of the terms governing and evidencing such obligations hereafter;

        NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the Existing Credit Agreement is amended and restated to read in its entirety, and the parties agree, as follows:

                                    ARTICLE I

                                   DEFINITIONS

        1.1 Certain Defined Terms. In this Agreement, including the foregoing preamble and recitals, the following terms have the following meanings:

               Account Debtor means any Person who is obligated to the Company or any Domestic Subsidiary under, with respect to, or on account of an Account Receivable.

               Account Receivable means, with respect to any Person, any right of such person to payment for goods sold or leased or for services rendered, whether or not evidenced by an instrument or chattel paper and whether or not yet earned by performance.

               Acquired Indebtedness means mortgage Indebtedness or Indebtedness with respect to capital leases of a Person existing at the time such Person became a Subsidiary or assumed by the Company or a Subsidiary in an Acquisition permitted hereunder (and not created or incurred in connection with or in anticipation of such Acquisition); provided that such Indebtedness is purchase money Indebtedness or Indebtedness with respect to a capital lease, as the case may be, and was incurred by such Person to finance the acquisition of property or, in either case, such Indebtedness was incurred to refinance such Indebtedness, and the principal amount of such Indebtedness does not exceed the purchase price of such property.

               Acquisition means any transaction or series of related transactions for the purpose of, or resulting directly or indirectly in,
        (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the Capital Stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or a Subsidiary is the surviving entity.

               Acquisition Prospect means each Person whose stock or assets is intended to be acquired in an Acquisition permitted under subsection 8.4(i) including, in each case, the assets and the liabilities thereof.

               Additional Term Loan -- see subsection 2.1(a).

               Administrative Agent means BofA in its capacity as administrative agent for the Lenders hereunder, and any successor administrative agent arising under Section 10.9.

               Affiliate means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise. Without limiting the foregoing, any Person which is an officer, director or shareholder of the Company, or a member of the immediate family of any such officer, director or shareholder, shall be deemed to be an Affiliate of the Company.

               Agent-Related Persons means the Administrative Agent and any successor administrative agent arising under Section 10.9, the Issuing Lender and any successor Issuing Lender, and the Swingline Lender and any successor Swingline Lender, whether or not acting in such capacities, together with their respective Affiliates (including Banc of America Securities LLC), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

               Agent's Payment Office means the address for payments set forth on Schedule 11.2 in relation to the Administrative Agent, or such other address as the Administrative Agent may from time to time specify.


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               Agents means the Administrative Agent, the Syndication Agent and the Documentation Agent.

               Agreement means this Third Amended and Restated Credit Agreement.

               Agreement Currency -- see subsection 3.10(f).

               Applicable Base Rate Margin -- see the Pricing Schedule.

               Applicable Offshore Rate Margin -- see the Pricing Schedule.

               Arrangers means Banc of America Securities LLC, a Delaware limited liability company, JPMorgan Securities Inc., a Delaware corporation, and Deutsche Banc Alex. Brown Inc., a Delaware corporation.

               Assets Held For Sale means assets of the Company and its Subsidiaries listed on Schedule 2.8.

               Asset Sale means a sale or other disposition of assets other than in the ordinary course of business.

               Assigned Debt means the principal amount of all Indebtedness outstanding under the Existing Credit Agreement on the Restatement Date, immediately after giving effect to the transactions contemplated hereby, to the extent that (i) such debt is held at such time by an Exiting Lender and (ii) such Exiting Lender shall have agreed to assign such Indebtedness to the Lenders hereunder pursuant to Schedule 1.4.

               Assignee -- see subsection 11.8(a).

               Assignment and Acceptance -- see subsection 11.8(a).

               Attorney Costs means and includes all reasonable fees and disbursements of any law firm or other external counsel and, without duplication of effort, the allocated cost of internal legal services and all reasonable disbursements of internal counsel.

               Bailee's Consent means a document substantially in the form of Exhibit N, with appropriate insertions, or such other form as shall be acceptable to the Administrative Agent or Required Revolving Lenders.

               Bankruptcy Code means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.).

               Base Rate means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in Charlotte, North Carolina as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

               Base Rate Loan means a Loan that bears interest based on the Base Rate.

               BofA means Bank of America, N.A., a national banking association.

               Borrowing means a borrowing hereunder consisting of (a) Revolving Loans or Term Loans of the same Type made to the Company on the same day by the Lenders and, in the case of Offshore Rate Loans, having the same Interest Period, or (b) a Swingline Loan made to the Company by the Swingline Lender, in each case pursuant to Article II.

               Borrowing Base means an amount equal to the total of (a) 85% of the unpaid amount (net of such reserves and allowances as the Administrative Agent deems necessary in its sole reasonable discretion and in accordance with its customary commercial lending practices) of all Eligible Accounts Receivable plus (b) 70% of the value of all Eligible Inventory consisting of finished goods (whether labeled or unlabeled) or bulk tomato paste, valued at the lower of cost or market (net of such reserves and allowances as the Administrative Agent deems necessary in its sole reasonable discretion and in accordance with its customary commercial lending practices) plus (c) 20% of the value of all other Eligible Inventory, valued at the lower of cost or market (net of such reserves and allowances as the Administrative Agent deems necessary in its sole reasonable discretion and in accordance with its customary commercial lending practices) plus (d) an amount equal to the positive difference, if any, of (x) the aggregate cash purchase price paid by the Company and its Subsidiaries (including related fees and expenses and amounts paid to refinance Indebtedness in connection therewith but excluding the amount of cash purchase price funded with the proceeds of capital contributions to, or new equity sold by, the Company) in Acquisitions permitted under subsection 8.4(i) after the Restatement Date, to the extent funded with proceeds of Revolving Loans, minus (y) an amount equal to the average calendar month end amount of the value of accounts receivable and inventory of the business acquired in each such Acquisition (to the extent the same would have been eligible for inclusion in the Borrowing Base assuming such Acquisition had occurred a year earlier) for the year preceding such Acquisition, as it shall be reasonably determined by a Responsible Officer, in each case multiplied by the applicable advance rate, less (e) the net aggregate payables owing to growers or other suppliers of crops or produce at such time, to the extent that such payables are subject to statutory liens, trusts or priority claims (provided, that if the Company is holding any Inventory at premises leased by the Company or with a bailee or warehouseman and with respect to which the Company shall not have obtained a Landlord's Consent, Bailee's Consent or Warehouseman's Consent, as applicable, the Company may request that a reserve equal to all rent payable by the Company with respect to such property for one year from the date of determination of the reserve (in the case of leased premises) or such other reserve in respect of storage, transportation and other charges as shall be acceptable to the Administrative Agent or Required Revolving Lenders (in the case of Inventory with a bailee or warehouseman) be established, in which case such reserve shall be, if any Inventory located at such premises is to be included in the Borrowing Base, deducted from the Borrowing Base and such Inventory shall not, solely by virtue of clause (3), clause (4) or clause (6) of the definition of "Eligible Inventory," be deemed ineligible). Nothing in this definition providing for reserves on Accounts Receivable or Inventory shall be construed as requiring the Company to set up reserves for financial reporting purposes.

               Borrowing Base Certificate means a certificate substantially in the form of Exhibit M.

               Borrowing Date means any date on which a Borrowing occurs under
        Section 2.3.

               BTCo. means Bankers Trust Company, a New York banking corporation.

               Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore Dollar interbank market.

               Capital Adequacy Regulation means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, of any central bank or Governmental Authority, in each case regarding capital adequacy of any bank or of any Person controlling a bank.

               Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Parent, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

               Capital Stock means the equity securities of any Person.

               Cash Collateralize means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Lender and the Revolving Lenders, as additional collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Lender (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meanings. The Company hereby grants the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Lender and the Revolving Lenders, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at BofA.

               Cash Equivalent Investments shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than three years from the date of acquisition, (ii) marketable direct obligations issued by any State of the United States of America or any local government or other political subdivision thereof rated (at the time of acquisition of such security) at least AA by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P") or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") having maturities of not more than one year from the date of acquisition, (iii) time deposits (including eurodollar time deposits), certificates of deposit (including eurodollar certificates of deposit) and bankers' acceptances of (x) any Lender or any Affiliate of any Lender, (y) any commercial bank of recognized standing either organized under the laws of the United States (or any State or territory thereof) or another country (or a political subdivision thereof) which is a member of the Organization for Economic Cooperation and Development and acting through a branch or agency located in the United States, in either case having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating (at the time of acquisition of such security) by S&P is at least A-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than six months from the date of acquisition, (iv) commercial paper and variable or fixed rate notes issued by any Lender or Approved Bank or by the parent company of any Lender or Approved Bank and commercial paper and variable rate notes issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating (at the time of acquisition of such security) of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long-term unsecured debt rating (at the time of acquisition of such security) of at least AA or the equivalent thereof by S&P or at least Aa or the equivalent thereof by Moody's and in each case maturing within one year after the date of acquisition and (v) repurchase agreements with any Lender or any primary dealer maturing within one year from the date of acquisition that are fully collateralized by investment instruments that would otherwise be Cash Equivalent Investments; provided that the terms of such repurchase agreements comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy -- Repurchase Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985.

               CERCLA means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

               CERCLIS means the Comprehensive Environmental Response Compensation Liability Information System List.

               Change of Control means (i) (A) any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a "Group") (other than TPG Partners or its Affiliates) shall become the owner, directly or indirectly, beneficially or of record, of shares representing 40% or more of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock (the "Voting Stock") of the Parent and (B) TPG Partners and its Affiliates shall beneficially own, directly or indirectly, in the aggregate a lesser percentage of the Voting Stock of the Parent than such Person or Group,
        (ii) the replacement of a majority of the Board of Directors of the Parent over a two-year period from the directors who constituted the Board of Directors of the Parent at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Parent then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved, (iii) the failure of the Parent to own 100% of the issued and outstanding Capital Stock of the Company free and clear of all Liens (other than Permitted Liens of the type described in subsection 8.1(b), (c) or (g)), (iv) while any Old Subordinated Notes or New Subordinated Notes are outstanding, any "Change of Control" as defined in the New Subordinated Indenture or the Old Subordinated Indenture or, while any Qualified Notes are outstanding, any "Change of Control" as defined in any Qualified Indenture or any other similar event, regardless of how designated, if the occurrence of such event would require the Company to redeem or repurchase any Qualified Notes prior to their expressed maturity or (v) while any Old Parent Discount Notes are outstanding, any "Change of Control" as defined in the Old Parent Discount Indenture.

               Chase means The Chase Manhattan Bank, a New York corporation.

               Closing Date means April 18, 1997.

               Code means the Internal Revenue Code of 1986.

               Collateral means any property of Parent, the Company or any Domestic Subsidiary upon which a security interest in favor of the Administrative Agent for the benefit of the Lender Parties is purported to be granted pursuant to any Collateral Document.

               Collateral Document means the Security Agreements, each Copyright Security Agreement, the Intellectual Property License, each Trademark Security Agreement, each Patent Security Agreement, each Pledge Agreement, each Mortgage and any other document pursuant to which collateral securing the liabilities of the Company, Parent or any Subsidiary under any Loan Document is granted or pledged to the Administrative Agent for the benefit of itself and the Lenders.

               Commercial Letter of Credit means any Letter of Credit which is drawable upon presentation of a sight draft and other documents evidencing the sale or shipment of goods purchased by the Company in the ordinary course of business.

               Commitment means, as to any Lender at any time, such Lender's Revolving Commitment and any Term Commitment of such Lender at such time.

               Commitment Date -- see subsection 2.16(b).

               Commitment Fee Rate -- see the Pricing Schedule.

               Commitment Increase -- see subsection 2.16(a).

               Common Stock means the common stock, par value $1.00 per share, of the Company.

               Company means Del Monte Corporation, a New York corporation and a Wholly-Owned Subsidiary of Parent.

               Company Pledge Agreement means the Company Pledge Agreement, dated as of the Closing Date, between the Company and the Agent, in the form of Exhibit G-2.

               Compliance Certificate means a certificate substantially in the form of Exhibit C.

               Computation Period means, any period of four consecutive fiscal quarters and in any case ending on the last day of a fiscal quarter.

               Consent Solicitations means the Old Subordinated Note Consent Solicitation and the Old Parent Discount Note Consent Solicitation.

               Consolidated Net Income means, with respect to any Person and its Subsidiaries for any period, the net income (or loss) of such Person and its Subsidiaries on a consolidated basis for such period. Notwithstanding the foregoing, "Consolidated Net Income" of the Parent shall be calculated without giving effect to any charges arising from any purchase accounting valuation adjustments over historical cost of any Person or assets acquired, as required or permitted by Accounting Principles Board Opinion Nos. 16 and 17.

               Contadina Acquisition means the acquisition by the Company in December 1997 of the assets constituting the Contadina canned tomato business of Nestle USA.

               Contingent Obligation means, as to any Person, any direct or indirect liability of such Person, whether or not contingent, with or without recourse: (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligation") of another Person (the "primary obligor"), including any obligation of such Person (i) to purchase, repurchase or otherwise acquire such primary obligation or any security therefor, (ii) to advance or provide funds for the payment or discharge of any primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of any primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument (other than any Letter of Credit) issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered; or (d) in respect of any Swap

        Contract. The amount of any Contingent Obligation shall, (1) in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, (2) in the case of Swap Contracts, be equal to the Swap Termination Value and (3) in the case of other Contingent Obligations, be equal to the maximum reasonably anticipated liability in respect thereof.

               Continuing Lender means each Lender that is a party hereto on the Restatement Date and was a "Lender" (under and as defined in the Existing Credit Agreement) immediately prior to the Restatement Date.

               Contractual Obligation means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

               Conversion/Continuation Date means any date on which, under
        Section 2.4, the Company (a) converts Loans of one Type to the other Type or (b) continues as Offshore Rate Loans, but with a new Interest Period, Offshore Rate Loans having Interest Periods expiring on such date.

               Copyright Security Agreement means a copyright security agreement in the form attached to a Security Agreement.

               Designated Proceeds -- see subsection 2.8(a).

               Documentation Agent means BTCo., in its capacity as documentation agent for the Lenders.

               Dollar Amount means, in relation to any Indebtedness at any time
        (i) denominated in Dollars, the amount of such Indebtedness, and (ii) denominated in a currency other than Dollars, the Dollar Equivalent of the amount of such Indebtedness on the last day of the immediately preceding calendar month.

               Dollar Equivalent means, in relation to an amount denominated in a currency other than Dollars, the amount of Dollars which could be purchased with such amount at the prevailing foreign exchange spot rate.

               Dollars and $ mean lawful money of the United States.

               Domestic Subsidiary means each Subsidiary other than a Foreign Subsidiary.

               EBITDA means, as to any Person for any Computation Period, the sum of

               (a) Consolidated Net Income of such Person for such period excluding, to the extent reflected in determining such Consolidated Net Income, extraordinary gains and losses for such period, plus

               (b) to the extent deducted in determining Consolidated Net Income and without duplication, Interest Expense, income tax expense, depreciation and amortization (including amortization of goodwill and other intangible assets) of such Person for such period, non-cash charges and losses from sales of assets other than inventory sold in the ordinary course of business (provided that in the event cash expenditures are made in such Computation Period to reduce any non-cash charges established in such Computation Period or a prior Computation Period, such cash expenditures shall be deducted to calculate EBITDA for such Computation Period), minus

               (c) to the extent reflected in determining Consolidated Net Income and without duplication, non-cash credits and gains of such Person from sales of assets other than inventory sold in the ordinary course of business (provided that in the event cash payments are received in such Computation Period to offset any non-cash credits established in such Computation Period or a prior Computation Period, such cash payments shall be added to calculate EBITDA for such Computation Period), plus

               (d) in the case of Parent, to the extent deducted in determining Consolidated Net Income of Parent and without duplication, management incentive payments in connection with the DMFC Recapitalization (as defined in the First Amended and Restated Credit Agreement) and other fees and expenses in connection with the DMFC Recapitalization, the Contadina Acquisition, the Refinancing Transactions and Acquisitions permitted under subsection 8.4(i);

               provided that for purposes of calculating EBITDA of Parent for any period (1) the EBITDA (as calculated pursuant to clauses (a), (b), (c) and (d) above) of any Person, or attributable to any assets, acquired by the Company or any Subsidiary during such period shall be included on a pro forma basis for such period (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period, and including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Securities Act) if (i) either (x) the audited consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the fiscal year of such Person preceding the acquisition of such Person and the related audited consolidated statements of income, stockholders' equity and cash flows for such fiscal year have been provided to the Administrative Agent and the Lenders and have been reported on without a qualification arising from the scope of the audit or a "going concern" or like qualification or exception or (y) such other financial information furnished to the Lenders with respect to such period and such acquisition has been found acceptable by the Required Lenders and (ii) either (x) any subsequent unaudited financial statements for such Person for the period prior to the acquisition of such Person were prepared on a basis consistent with such audited financial statements, have been provided to the Administrative Agent and the Lenders and have been reported on without a qualification arising from the scope of the audit or a "going concern" or like qualification or (y) such other financial information furnished to the Lenders with respect to such period and such acquisition has been found acceptable by the Required Lenders and (2) the EBITDA (as calculated pursuant to clauses (a), (b), (c) and (d) above) of any Person, or attributable to any division or similar business unit, disposed of by the Company or any Subsidiary in an Asset Sale during such period will be excluded on a pro forma basis for such period (assuming the consummation of each such Asset Sale occurred on the first day of such period).

               Effective Amount means, (a) with respect to any Revolving Loans, Swingline Loans and Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans, Swingline Loans and Term Loans occurring on such date, and (b) with respect to any outstanding L/C Obligations on any date (i) the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date, (ii) the amount of any undrawn Commercial Letters of Credit which have expired less than 15 days prior to such date and (iii) any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letter of Credit or any reduction in the maximum amount available for drawing under Letters of Credit taking effect on such date.

               Eligible Account Receivable means an Account Receivable owing to the Company or any Domestic Subsidiary which meets the following requirements:

               (1) it arises from the sale of goods or the rendering of services by the Company or such Domestic Subsidiary; and if it arises from the sale of goods, (i) such goods comply in all material respects with such Account Debtor's specifications (if any) and have been shipped to such Account Debtor (other than "bill and hold" Accounts Receivable that are not ineligible under clause (6)) and (ii) the Company has possession of, or if requested by the Administrative Agent has delivered to the Administrative Agent, shipping receipts evidencing such shipment;

               (2) it (a) is subject to a perfected Lien in favor of the Administrative Agent and (b) is not subject to any other assignment, claim or Lien (other than Permitted Liens of the type described in subsections 8.1(c) and (g) and statutory nonconsensual Liens in favor of growers);

               (3) it is a valid, legally enforceable and unconditional obligation of the Account Debtor with respect thereto, and is not subject to any counterclaim, credit, allowance, discount, rebate or adjustment by the Account Debtor with respect thereto, or to any claim by such Account Debtor denying liability thereunder in whole or in part, and such Account Debtor has not refused to accept any of the goods which are the subject of such Account Receivable or offered or attempted to return any of such goods (provided, that in the event any counterclaim, credit, allowance, rebate or adjustment is asserted, or discount is granted, the Account Receivable shall only be ineligible pursuant to this clause (3) to the extent of the same);

               (4) there is no Insolvency Proceeding by or against the Account Debtor with respect thereto;

               (5) the Account Debtor with respect thereto is a resident or citizen of, and is located within, the United States or a province of Canada in which the Personal Property Security Act is in effect, unless
        (x) the sale of goods giving rise to such Account

        Receivable is on letter of credit, banker's acceptance or other credit support terms reasonably satisfactory to the Administrative Agent or (y) such Account Receivable is payable by Plaza Provision, a Puerto Rico corporation, or such other Account Debtors in Puerto Rico, or any other territory or possession of the U.S. which has adopted Article 9 of the Uniform Commercial Code or as may be approved by the Administrative Agent or the Required Revolving Lenders;

               (6) it is not an Account Receivable arising from a "sale on approval," "sale or return," "consignment" or "bill and hold" or subject to any other repurchase or return agreement (provided, that "bill and hold" Accounts Receivable shall not be ineligible solely by virtue of this clause (6) if subject to a written agreement reasonably acceptable to the Administrative Agent or the Required Revolving Lenders to the effect that the related Account Debtor's payment obligation is irrevocable);

               (7) it is not an Account Receivable with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by the Company or any Subsidiary (or by any agent or custodian of the Company or any Subsidiary) for the account of or subject to further and/or future direction from the Account Debtor with respect thereto;

               (8) it arises in the ordinary course of business of the Company or such Domestic Subsidiary;

               (9) if the Account Debtor is the United States or any department, agency or instrumentality thereof, the Company or the applicable Domestic Subsidiary has assigned its right to payment of such Account Receivable to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, provided, however, that any Accounts Receivable arising out of business conducted by the Company consistent with business conducted prior to the Restatement Date shall not be subject to this clause (9);

               (10) if the Company or such Domestic Subsidiary maintains a credit limit for an Account Debtor, the aggregate dollar amount of Accounts Receivable due from such Account Debtor, including such Account Receivable, does not exceed such credit limit (provided, that (i) the Company may grant exceptions to such credit limits consistent with past practice and in the ordinary course of business and (ii) only the amount in excess of the credit limit shall be ineligible under this clause
        (10));

               (11) if the Account Receivable is evidenced by chattel paper or an instrument, the originals of such chattel paper or instrument shall have been endorsed and/or assigned and delivered to the Administrative Agent in a manner reasonably satisfactory to the Administrative Agent;

               (12) such Account Receivable is not more than (a) 60 days past the due date thereof or (b) 120 days past the original invoice date thereof, in each case according to the original terms of sale;

               (13) it is not an Account Receivable with respect to an Account Debtor that is located in any jurisdiction which has adopted a statute or other requirement with respect to which any Person that obtains business from within such jurisdiction must file a business activity report or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction's courts unless such business activity report has been duly and timely filed or the Company is exempt from filing such report and has provided the Administrative Agent with satisfactory evidence of such exemption; and

               (14) it is not owed by an Account Debtor if (x) 30% or more of the aggregate Dollar amount of outstanding Accounts Receivable owed at such time by such Account Debtor is classified as ineligible under clause (12) of this definition or (y) the aggregate Dollar amount of all Accounts Receivable owed by the Account Debtor thereon exceeds 20% of the aggregate amount of all Accounts Receivable at such time (but only, in the case of this clause (y), to the extent of such excess).

               An Account Receivable which is at any time an Eligible Account Receivable, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account Receivable. Further, with respect to any Account Receivable, if the Administrative Agent or the Required Revolving Lenders at any time hereafter determine in its or their reasonable discretion and in accordance with its or their customary commercial lending practices that the prospect of payment or performance by the Account Debtor with respect thereto is materially impaired for any reason whatsoever, such Account Receivable shall cease to be an Eligible Account Receivable after notice of such determination is given to the Company.

               Eligible Assignee means (i) an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933 (other than the Company or an Affiliate of the Company), (ii) a Lender, (iii) an Affiliate of a Lender (provided such Affiliate is an "accredited investor"), (iv) any fund that invests in bank loans that is managed by the same investment adviser as another Lender that is such a fund or by an Affiliate of such investment adviser (provided such assignee fund is an "accredited investor") or (v) any investment adviser of any Lender which is a fund (provided that (A) such investment adviser is an "accredited investor" and is acting with discretion, or (B) if such investment adviser is not acting with discretion, then each of such investment adviser and such fund shall be an "accredited investor").

               Eligible Inventory means Inventory which meets the following requirements:

               (1) it (a) is subject to a perfected Lien in favor of the Administrative Agent and (b) is not subject to any other assignment, claim or Lien (other than Permitted Liens of the type described in subsections 8.1(c) and (g) and statutory nonconsensual Liens in favor of growers) (provided, that if the Company has not delivered any Bailee's Consent, Warehouseman's Consent or Landlord's Consent but the Administrative Agent has established adequate reserves in respect thereof under the definition of "Borrowing Base" any claim or Lien of the related bailee, warehouseman or landlord, if it is a Permitted Lien, shall not cause the Inventory kept at such location to be ineligible solely by virtue of this clause (1));

               (2) it is (except as the Required Revolving Lenders may otherwise consent in writing) salable;

               (3) except as provided in clause (4) below or as the Required Revolving Lenders may otherwise consent, it is in the possession and control of the Company or the relevant Domestic Subsidiary and it is stored and held in facilities owned by the Company or the relevant Domestic Subsidiary or, if such facilities are not so owned, leased to the Company or the relevant Domestic Subsidiary and with respect to which the Administrative Agent has received a Landlord's Consent (unless a reserve with respect thereto has been established by the Administrative Agent in accordance with the proviso in the definition of "Borrowing Base") (provided that no Landlord's Consents shall be required with respect to Inventory acquired in any Acquisition permitted under subsection 8.4(i) for the first 60 days after the closing of such Acquisition);

               (4) if it is in the possession or control of a bailee, warehouseman or processor, the Administrative Agent is in possession of a Bailee's Consent, Warehouseman's Consent or such other agreements, instruments and documents as the Administrative Agent may reasonably require in good faith, including warehouse receipts in the Administrative Agent's name covering such Inventory (unless a reserve with respect thereto has been established by the Administrative Agent in accordance with the proviso in the definition of "Borrowing Base") (provided that no Bailee's Consents shall be required with respect to Inventory acquired in any Acquisition permitted under subsection 8.4(i) for the first 60 days after the closing of such Acquisition);

               (5) it is not Inventory produced in violation of the Fair Labor Standards Act and subject to the "hot goods" provisions contained in Title 29 U.S.C. Section 215;

               (6) it is not subject to any agreement which would restrict the Administrative Agent's ability to sell or otherwise dispose of such Inventory (provided, that if the Company has not delivered any Bailee's Consent, Warehouseman's Consent or Landlord's Consent and has established adequate reserves in respect thereof under the definition of "Borrowing Base", any agreement entered into in the ordinary course of business with such bailee, warehouseman or landlord shall not render the Inventory kept at such location to be ineligible solely by virtue of this clause (6));

               (7) it is located in the United States or in any territory or possession of the United States that has adopted Article 9 of the Uniform Commercial Code or as may be approved by the Administrative Agent or Required Revolving Lenders;

               (8) it is not "in transit" to the Company or the relevant Domestic Subsidiary or held by the Company or the relevant Domestic Subsidiary on consignment; and

               (9) the Administrative Agent (or Required Revolving Lenders) shall not have determined (which determination shall be effective upon notice to the Company) in its (or their) reasonable discretion and in accordance with its (or their) customary commercial lending practices that it is unacceptable due to age, type, category, quality, quantity and/or any other reason whatsoever.

        Inventory which is at any time Eligible Inventory but which subsequently fails to meet any of the foregoing requirements shall forthwith cease to be Eligible Inventory.

               Environmental Claims means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability under any Environmental Law or responsibility for violation of any Environmental Law, or for release or injury to the environment.

               Environmental Indemnity means an unsecured environmental indemnity in the form of Exhibit S in favor of the Administrative Agent.

               Environmental Laws means CERCLA, the Resource Conservation and Recovery Act and all other federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes relating to pollution or protection of public or employee health or the environment, together with all administrative orders, consent decrees, licenses, authorizations and permits of any Governmental Authority implementing them.

               ERISA means the Employee Retirement Income Security Act of 1974.

               ERISA Affiliate means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

               ERISA Event means: (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a substantial cessation of operations which is treated as such a withdrawal; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any material liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

               Event of Default means any of the events or circumstances specified in Section 9.1.

               Excess Cash Flow means, for any period, the remainder of

               (a) EBITDA of Parent for such period (without giving effect to any amount included in such EBITDA on a pro forma basis solely by virtue of the proviso to the definition of "EBITDA"), less

               (b) the sum, without duplication, of

                      (i) repayments of principal of Term Loans pursuant to
               Section 2.9, regularly scheduled principal payments arising with respect to any other long-term Indebtedness of the Company and its Subsidiaries, and the portion of any regularly scheduled payments with respect to capital leases allocable to principal, in each case made during such period, plus

                      (ii) voluntary prepayments of the Term Loans pursuant to
               Section 2.7 during such period, plus

                      (iii) cash payments made in such period with respect to
               Capital Expenditures, plus

                      (iv) all federal, state, local and foreign income taxes
               paid by the Company and its Subsidiaries during such period, plus

                      (v) (cash Interest Expense of the Company and its
               Subsidiaries during such period and, to the extent not deducted in determining EBITDA of Parent, cash payments (other than payments of principal) made by the Company in connection with prepayments and repayments of Term Loans under clauses (b)(i) and
               (b)(ii) above, plus

                      (vi) cash dividends of the Company permitted under
               subsection 8.16(e) or (f) made in such period, plus

                      (vii) cash payments made by the Company and its
               Subsidiaries in respect of pension liability, workers' compensation and other post-employment benefits to the extent such payments exceed book expenses for such items reflected in the calculation of EBITDA, plus

                      (viii) cash payments made by Parent and its Subsidiaries
               during such period in respect of fees and expenses in connection with Acquisitions permitted under subsection 8.4(i) and the amendment and restatement of the Existing Credit Agreement.

               Exchange Act means the Securities Exchange Act of 1934.

               Excluded Taxes -- see the definition of "Taxes."

               Existing Credit Agreement -- see the recitals.

               Exiting Lender -- see subsection 1.4(a).

               Federal Funds Rate means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15 (519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

               Fee Letter -- see subsection 2.11(a).

               Fixed Charge Coverage Ratio means, for any Computation Period, the ratio of (a) (i) EBITDA of Parent for such Computation Period minus
        (ii) Capital Expenditures made during such Computation Period to (b) the sum of (i) Interest Expense of Parent payable in cash for such Computation Period (excluding, for purposes of this definition, any Interest Expense attributable to the Old Parent Discount Notes) plus
        (ii) the scheduled installments of principal of the Term Loans for such Computation Period (excluding therefrom the last four scheduled installments of principal of Term Loans to the extent that such installments are refinanced with Indebtedness maturing after, and having no mandatory prepayments or sinking fund payments prior to, May 15, 2008 and giving effect to any reduction of such scheduled installments by virtue of the application of any prepayments or repayments made which reduce scheduled installments pro rata or in inverse order of maturity pursuant to Section 2.7 or 2.8) plus (iii) cash income taxes of Parent and its Subsidiaries paid during such period (other than income taxes on income arising directly from Asset Sales); provided that, to the extent that any Acquisition or any Asset Sale of a Person or a division or similar business unit occurred during such Computation Period, all items in clauses (a)(i), (a)(ii), (b)(i), (b)(ii) and (b)(iii) shall be calculated on a pro forma basis as if each such Acquisition or Asset Sale of a Person or a division or similar business unit occurred prior to the first day of such Computation Period.

               Foreign Subsidiary shall mean each Subsidiary of the Company organized under the laws of any jurisdiction other than the United States or any state thereof.

               FRB means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

               Further Taxes means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts paid or payable pursuant to Section 4.1 other than Excluded Taxes (as defined below under the definition of "Taxes").

               GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

               Governmental Authority means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

               Guaranteed Obligations means (i) all Obligations owing by the Company or any Subsidiary (including post-petition interest) and (ii) all Permitted Swap Obligations (monetary or otherwise) of the Company under any Swap Contract with a Lender Party (other than Swap Contracts that, by their terms, are unsecured); provided that the term "Guaranteed Obligations" shall not include any obligations arising under any Environmental Indemnity.

               Guarantor means Parent and each Subsidiary that from time to time executes and delivers a counterpart of the Subsidiary Guaranty.

               Guaranty Obligation has the meaning specified in the definition of Contingent Obligation.

               Hazardous Material means

               (a) any "hazardous substance", as defined by CERCLA;

               (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act;

               (c) any petroleum product; or

               (d) any pollutant or contaminant or hazardous or toxic chemical, material or substance within the meaning of any other Environmental Law.

               Honor Date -- see subsection 3.3(b).

               Increase Date -- see subsection 2.16(a).

               Increasing Lender -- see subsection 2.16(c).

               Indebtedness of any Person means, without duplication: (a) all indebtedness of such Person for borrowed money; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services (other than trade payables entered into and accrued expenses arising in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations of such Person with respect to capital leases; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including Accounts Receivable and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.

               Indemnified Liabilities -- see Section 11.5.

               Indemnified Person -- see Section 11.5.

               Independent Auditor -- see subsection 7.1(a).

               Insolvency Proceeding means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of such creditors; in each case undertaken under any U.S. Federal, State or foreign law, including the Bankruptcy Code.

               Intellectual Property -- see Section 6.14.

               Intellectual Property License means the Intellectual Property License, substantially in the form of Exhibit R, between the Company and the Administrative Agent dated as of the Closing Date.

               Intercreditor Agreement means the Amended and Restated Intercreditor Agreement, dated as of December 5, 1989, among certain Creditors (as therein defined), a copy of which is attached hereto as Exhibit Q.

               Interest Coverage Ratio means, for any Computation Period, the ratio of (a) EBITDA of Parent for such Computation Period to (b) Interest Expense of Parent payable in cash for such Computation Period; provided that, to the extent that any Acquisition or any Asset Sale of a Person or a division or similar business unit occurred during such Computation Period, all items in clauses (a) and (b) shall be calculated on a pro forma basis as if each such Acquisition or Asset Sale of a Person or a division or similar business unit occurred prior to the first day of such Computation Period.

               Interest Expense means, as to any Person for any period, the consolidated interest expense of such Person and its Subsidiaries for such period (including all imputed interest on capital leases) excluding amortization or write-off of deferred financing costs.

               Interest Payment Date means (i) as to any Offshore Rate Loan, the last day of each Interest Period applicable to such Loan and, in the case of any Offshore Rate Loan with a six-month Interest Period, the three-month anniversary of the first day of such Interest Period, and
        (ii) as to any Base Rate Loan, the last Business Day of each fiscal quarter.

               Interest Period means, as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending one, two, three or six months thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                      (i) if any Interest Period would otherwise end on a day
               that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                      (ii) any Interest Period that begins on the last Business
               Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                      (iii) no Interest Period applicable to a Term Loan or any
               portion of any thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans unless the aggregate principal amount of Term Loans represented by Base Rate Loans, or by Offshore Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment; and

                      (iv) no Interest Period for any Revolving Loan shall
               extend beyond the Revolving Termination Date.

               Inventory means any and all of the goods of the Company or a Domestic Subsidiary, wheresoever located, that are held for sale or held as raw materials, work in process or materials used or consumed in the business of the Company or the applicable Domestic Subsidiary.

               IRS means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

               Issuance Date -- see subsection 3.1(a).

               Issue means, with respect to any Letter of Credit, to issue or amend such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.

               Issuing Lender means BofA in its capacity as issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under subsection 10.1(b) or Section 10.9, or any successor thereto acceptable to the Company, the Administrative Agent and the predecessor Issuing Lender.

               Joint Venture means a corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) which is not a Subsidiary of the Company or any of its Subsidiaries and which is now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

               Judgment Currency -- see subsection 3.10(f).

               Landlord's Consent means a document substantially in the form of Exhibit O, with appropriate insertions, or such other form as shall be acceptable to the Administrative Agent or Required Revolving Lenders.

               L/C Advance means each Revolving Lender's participation in any L/C Borrowing in accordance with its Revolving Percentage.

               L/C Amendment Application means an application form for amendment of an outstanding standby or commercial documentary letter of credit as shall at any time be in use at the Issuing Lender, as the Issuing Lender shall request.

               L/C Application means an application form for issuances of a standby or commercial documentary letter of credit as shall at any time be in use at the Issuing Lender, as the Issuing Lender shall request.

               L/C Borrowing means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under subsection 3.3(c).

               L/C Commitment means the commitment of the Issuing Lender to Issue, and the commitments of the Revolving Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III, in an aggregate amount not to exceed on any date the lesser of $70,000,000 and the amount of the aggregate amount of all Revolving Commitments; it being understood that the L/C Commitment is a part of the Revolving Commitments, rather than a separate, independent commitment.

               L/C Fee Rate -- see the Pricing Schedule.

               L/C Obligations means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

               L/C-Related Documents means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Lender's standard form documents for letter of credit issuances.

               Lenders means the several financial institutions from time to time party to this Agreement. References to the "Lenders" shall include BofA in its capacity as the Issuing Lender and BofA in its capacity as Swingline Lender; for purposes of clarification only, to the extent that the Swingline Lender or the Issuing Lender may have any rights or obligations in addition to those of the other Lenders due to its status as Swingline Lender or Issuing Lender, its status as such will be specifically referenced.

               Lender Party means (i) any Lender or any Agent or (ii) any Affiliate of any Lender that is party to a Swap Contract with the Company.

               Lending Office means, as to any Lender, the office or offices of such Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 11.2, or such other office or offices as such Lender may from time to time specify to the Company and the Administrative Agent.

               Letters of Credit means any letters of credit (whether standby letters of credit or commercial documentary letters of credit) Issued by the Issuing Lender pursuant to Article III.

               Liabilities means (i) all Obligations owing by the Company, Parent or any Subsidiary (including post-petition interest) and (ii) all Permitted Swap Obligations (monetary or otherwise) of the Company under any Swap Contract with a Lender Party (other than Swap Contracts that, by their terms, are unsecured); provided, however, that the term "Liabilities" shall not include any obligations arising under any Environmental Indemnity.

               Lien means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

               Loan means an extension of credit by a Lender to the Company under Article II or Article III in the form of a Revolving Loan, Term Loan, Swingline Loan or L/C Advance. Each Revolving Loan and each Term Loan may be divided into tranches which are Base Rate Loans or Offshore Rate Loans (each a "Type" of Loan). For purposes of greater clarity, a conversion of one Type of Loan to the other Type or the continuation of an Offshore Rate Loan into a different Interest Period is not the making of a "Loan" hereunder.

               Loan Documents means this Agreement, any Notes, the Fee Letter, the fee letter delivered to BofA in connection with this Agreement, the L/C-Related Documents, the Subsidiary Guaranty, the Collateral Documents and all other documents delivered to the Administrative Agent or any Lender in connection herewith or therewith.

               Mandatory Prepayment Event -- see subsection 2.8(a).

               Margin Stock means "margin stock" as such term is defined in Regulation T, U or X of the FRB.

               Material Adverse Effect means: (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company, Parent or any Subsidiary to perform any of its obligations under any Loan Document; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company, Parent or any Subsidiary of any Loan Document; or (d) a material adverse effect upon the Lien of any Collateral Document or a material impairment of the rights, powers and remedies of the Administrative Agent or any Lender under any Loan Document.

               Material Subsidiary means a Subsidiary of the Company that meets any of the following criteria:

                      (i) the assets of such Subsidiary and its Subsidiaries
               exceed 3% of the consolidated assets (giving effect to intercompany eliminations) of the Company and its Subsidiaries;

                      (ii) the revenues of such Subsidiary and its Subsidiaries
               for any fiscal quarter exceed 3% of the consolidated revenues (giving effect to intercompany eliminations) of the Company and its Subsidiaries for such period; or

                      (iii) the investments of the Company and its other
               Subsidiaries in and advances to such Subsidiary and its Subsidiaries exceed 3% of the consolidated assets (giving effect to intercompany eliminations) of the Company and its Subsidiaries.

               Mike Mac means Mike Mac IHC, Inc., a Delaware corporation and a Subsidiary.

               Mortgage means a mortgage, leasehold mortgage, deed of trust or similar document granting a Lien on real property in appropriate form for filing or recording in the applicable jurisdiction and otherwise reasonably satisfactory to the Administrative Agent.

               Multiemployer Plan means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, with respect to which the Company or any ERISA Affiliate may have any liability.

               Net Cash Proceeds means:

               (a) with respect to the sale, transfer, or other disposition by the Company or any Subsidiary of any asset (including any stock of any Subsidiary or any Accounts Receivable pursuant to a Permitted Receivables Facility), the aggregate cash proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by the Company or any Subsidiary pursuant to such sale, transfer or other disposition, net of (i) the direct costs relating to such sale, transfer or other disposition (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by the Company to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iii) amounts required to be applied to the repayment of any Indebtedness secured by a Lien on the asset subject to such sale, transfer or other disposition (other than the Loans) and (iv) appropriate amounts to be provided by the Company or any Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such sale, transfer or other disposition and retained by the Company or any Subsidiary, as the case may be, after such sale, transfer or other disposition, including pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such sale, transfer or other disposition (provided that, if and to the extent that such reserves are no longer required to be maintained in accordance with GAAP, such amounts shall constitute Net Cash Proceeds, to the extent such amounts would have otherwise constituted Net Cash Proceeds under this clause
        (a)); and

               (b) with respect to any issuance of equity securities or Other Debt, the aggregate cash proceeds received by Parent, the Company or any Subsidiary pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriter's commissions, private placement fees and legal, accounting and investment banking fees).

               New Lender -- see subsection 2.16(e).

               New Subordinated Indenture means the indenture governing the New Subordinated Notes, as amended from time to time in accordance with
        Section 8.22.

               New Subordinated Note Purchase Agreement means the Placement Agreement dated as of May 3, 2001, relating to the New Subordinated Notes, as amended from time to time in accordance with Section 8.22.

               New Subordinated Notes means the $300,000,000 9 1/4% Senior Subordinated Notes due May 15, 2011 of the Company issued under the New Subordinated Indenture (including both the initial New Subordinated Notes and the Series B New Subordinated Notes as set forth in the New Subordinated Indenture), as amended from time to time in accordance with
        Section 8.22.

               Non-Dollar Letter of Credit -- see Section 3.10.

               Note means a promissory note executed by the Company in favor of a Lender pursuant to subsection 2.2(b), in substantially the form of Exhibit D.

               Notice of Borrowing means a notice in substantially the form of Exhibit A.

               Notice of Conversion/Continuation means a notice in substantially the form of Exhibit B.

               Obligations means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by the Company, Parent or any Subsidiary to any Lender, the Administrative Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, or now existing or hereafter arising; provided, that "Obligations" shall not include any obligations under any Environmental Indemnity.

               Offshore Rate means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward, if necessary, to the next 1/16th of 1%) determined by the Administrative Agent as follows:

        Offshore Rate =                        IBOR
                                  --------------------------------
                         1.00 -   Eurodollar Reserve Percentage

        Where,

                "Eurodollar Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                "IBOR" means the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate Service (or otherwise on such service), "IBOR" for purposes of this definition shall be determined by the Administrative Agent as the rate at which Dollar deposits in the approximate amount of BofA's Offshore Rate Loan for such Interest Period would be offered by BofA's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by
                BofA), to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (New York City time) two Business Days prior to the commencement of such Interest Period.

               The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

               Offshore Rate Loan means a Loan that bears interest based on the Offshore Rate.

               Old Parent Discount Note Consents means each written consent permitting the Parent to enter into the Old Parent Discount Note Supplemental Indenture from a holder of one or more Old Parent Discount Notes.

               Old Parent Discount Note Consent Solicitation means the solicitation by the Company of Old Parent Discount Note Consents to amend the Old Parent Discount Note Indenture pursuant to the Tender Offer Documents.

               Old Parent Discount Note Indenture means the Indenture dated as of December 17, 1997, pursuant to which the Old Parent Discount Notes were issued, between the Parent and the Old Parent Discount Note Trustee, as amended from time to time in accordance with Section 8.22.

               Old Parent Discount Note Supplemental Indenture means a supplemental indenture with respect to the Old Parent Discount Note Indenture to be executed by the Parent and the Old Parent Discount Note Trustee on or prior to the Restatement Date whereby Sections 4.03 through 4.13, 4.16 through 4.22, 5.01, 6.01(4), 6.01(5) and 6.01(8) of the Old Parent Discount Note Indenture will be deleted therefrom.

               Old Parent Discount Note Tender Offer means the offer by the Company to purchase for cash all of the Old Parent Discount Notes, to be effected pursuant to the Tender Offer Documents.

               Old Parent Discount Note Trustee means HSBC Bank USA, in its capacity as trustee under the Old Parent Discount Note Indenture, or any successor trustee appointed in accordance with the Old Parent Discount
        Note Indenture.

               Old Parent Discount Notes means the $149,500,000 aggregate face amount at maturity of 12.5% Series B Senior Discount Notes due 2007 of Parent.

               Old Subordinated Indenture means the Indenture, dated as of April 18, 1997, pursuant to which the Old Subordinated Notes were issued, among the Company, Parent, as guarantor, and the Old Subordinated Note Trustee, as amended from time to time in accordance with Section 8.22.

               Old Subordinated Note Consents means each written consent permitting the Company to enter into the Old Subordinated Note Supplemental Indenture from a holder of one or more Old Subordinated Notes.

               Old Subordinated Note Consent Solicitation means the solicitation by the Company of Old Subordinated Note Consents to amend the Old Subordinated Indenture pursuant to the Tender Offer Documents.

               Old Subordinated Note Purchase Agreement means the Purchase Agreement dated as of April 15, 1997 relating to the Old Subordinated Notes, as amended from time to time in accordance with Section 8.22.

               Old Subordinated Note Supplemental Indenture means a supplemental indenture with respect to the Old Subordinated Indenture to be executed by the Company, each guarantor of the Old Subordinated Notes and the Old Subordinated Note Trustee on or prior to the Restatement Date whereby Sections 4.03 through 4.14, 4.16 through 4.20, 5.01, 5.03, 6.01(4),
        6.01(5) and 6.01(8) of the Old Subordinated Indenture will be deleted therefrom.

               Old Subordinated Note Tender Offer means the offer by the Company to purchase for cash all of the Old Subordinated Notes, to be effected pursuant to the Tender Offer Documents.

               Old Subordinated Note Trustee means HSBC Bank USA, in its capacity as trustee under the Old Subordinated Indenture, or any successor trustee appointed in accordance with the Old Subordinated Indenture.

               Old Subordinated Notes means the 12-1/4% Series B Senior Subordinated Notes due April 15, 2007 of the Company issued under the Old Subordinated Indenture, as amended from time to time in accordance with Section 8.22.

               Organization Documents means, (a) for any domestic corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation and (b) for any foreign corporation, the equivalent documents.

               Original Credit Agreement -- see the recitals.

               Other Debt means debt securities of the Company and its Subsidiaries, other than as expressly permitted by Section 8.5.

               Other Taxes means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

               Overnight Rate -- see subsection 3.10(g).

               Parent means Del Monte Foods Company, a Delaware corporation.

               Parent Pledge Agreement means the Parent Pledge Agreement, dated as of the Closing Date, between the Parent and the Administrative Agent, a copy of which is attached as Exhibit G-1.

               Participant -- see subsection 11.8(c).

               Patent Security Agreement means a patent security agreement in the form attached to a Security Agreement.

               PBGC means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

               Pension Plan means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA with respect to which the Company or any ERISA Affiliate may have any liability other than a Multiemployer Plan.

               Permitted Liens -- see Section 8.1.

               Permitted Liability Management Swap means one or more Swap Contracts, in form and substance reasonably satisfactory to the Administrative Agent, with a term not beyond May 15, 2004, which are entered into when no Event of Default or Unmatured Event of Default exists or would result therefrom, whereby (x) the Company enters into an interest rate protection agreement with respect to not more than $10,000,000 of New Subordinated Notes or Qualified Notes whereby the effective interest rate on such principal amount of New Subordinated Notes or Qualified Notes is set at a floating rate, rather than a fixed rate and (y) the Company and the related swap counterparty enter into a "total return" swap with respect to not more than $10,000,000 of New Subordinated Notes or Qualified Notes (that is, the related swap counterparty purchases the principal amount of New Subordinated Notes or Qualified Notes subject to such swap transaction, and the Company agrees to pay such counterparty for losses caused to such counterparty by any depreciation in the market price of the New Subordinated Notes or Qualified Notes subject to such Swap Contracts during the period from the time such Swap Contracts were entered into to the time such Swap Contracts are terminated and such counterparty agrees to pay the Company the amount of any gain caused by any appreciation in the market price of the New Subordinated Notes or Qualified Notes subject to such Swap Contracts during the period from the time such Swap Contracts were entered into to the time such Swap Contracts are terminated); provided that, in the event the Company has repurchased or redeemed any New Subordinated Notes or Qualified Notes under subsection 8.16(g), the maximum Dollar amounts set forth above in this definition shall be reduced by the amount of New Subordinated Notes or Qualified Notes so repurchased or redeemed.

               Permitted Receivables Facility means any receivables financing facility arrangement entered into by the Company providing for the discount, sale or other transfer of its Accounts Receivable on a nonrecourse basis for a transfer price at least equivalent to the advance rate on such Accounts Receivable hereunder and otherwise on terms and conditions (including repurchase provisions) satisfactory to the Required Lenders.

               Permitted Security Agreements means the Intellectual Property Security Agreements and Assignments between the Company and Wafer Limited and the

        Company and Del Monte Tropical Fruit Company, North America, each dated December 5, 1989, the Intellectual Property Security Agreement and Assignment dated as of January 9, 1990 between the Company and Kikkoman Corporation, the Intellectual Property Security Agreement and Assignment dated as of May 9, 1990 between the Company and Del Monte Foods Limited, the Intellectual Property Security Agreement and Assignment dated as of May 9, 1990 between the Company and Del Monte International, Inc., and any other security agreement between the Company and a licensee of Intellectual Property to secure the damages, if any, of such licensee resulting from the rejection of the license of such licensee in a bankruptcy, reorganization or similar proceeding with respect to the Company; provided that each such Permitted Security Agreement shall be subject to the Intercreditor Agreement.

               Permitted Swap Obligations means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view" (provided that obligations in respect of a Permitted Liability Management Swap shall not be excluded from the definition of "Permitted Swap Obligations" by virtue of this clause (a)); and (b) such Swap Contracts do not contain
        (i) any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party or (ii) if the counterparty is not a Lender Party, any provision creating or permitting the declaration of an event of default, termination event or similar event upon the occurrence of an Event of Default hereunder (other than an Event of Default under subsection 9.1(a)).

               Person means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

               Plan means an employee benefit plan (as defined in Section 3(3) of ERISA) with respect to which the Company may have any liability.

               Pledge Agreement means the Parent Pledge Agreement, the Company Pledge Agreement and each Subsidiary Pledge Agreement.

               Proposed New Lender -- see subsection 2.16(b).

               Public Offering means an offering of equity securities or Indebtedness registered under the Securities Act of 1933.

               Qualified Indenture means a trust indenture entered into by the Company with an indenture trustee with terms and provisions no more restrictive to the Company than the New Subordinated Indenture, and with terms no less advantageous to the Lenders than the terms of the New Subordinated Indenture, as amended from time to time in accordance with Section 8.22.

               Qualified Notes means subordinated notes of the Company which shall not require scheduled payments of principal prior to May 15, 2011, which shall not require cash interest payments thereon at a rate in excess of 9.25% per annum, and which are issued pursuant to a Qualified Indenture, as such notes may be amended from time to time in accordance with Section 8.22.

               Qualified Refinancing means a refinancing of the New Subordinated Notes with Qualified Notes; provided, that the aggregate principal amount of Qualified Notes issued in connection therewith does not exceed the aggregate principal amount of the Indebtedness so refinanced unless the excess is applied as set forth in subsection 2.8(a)(vi).

               Refinancing Transactions means each of the Tender Offers, the Consent Solicitations, the issuance of the New Subordinated Notes and the amendment and restatement of the Existing Credit Agreement.

               Refinancing Transaction Documents means the Tender Offer Documents, the Consent Solicitation Documents, the New Subordinated Indenture, the New Subordinated Notes, the New Subordinated Note Purchase Agreement, all other documents used in connection with the issuance and sale of the New Subordinated Notes (including any offering memorandum) and all documents necessary to amend and restate the Existing Credit Agreement on the terms and conditions hereof.

               Register -- see subsection 11.8(a).

               Release means a "release", as such term is defined in CERCLA.

               Replacement Lender -- see Section 4.7.

               Reportable Event means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC or administrative pronouncements.

               Required Lenders means, at any time, Lenders having an aggregate Total Percentage of more than 50%.

               Required Revolving Lenders means, at any time, Revolving Lenders having an aggregate Revolving Percentage of more than 50%.

               Required Term Lenders means, at any time, Term Lenders having an aggregate Term Percentage of more than 50%.

               Requirement of Law means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental

        Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               Resource Conservation and Recovery Act means the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, et seq.

               Responsible Officer means the chief executive officer, chief operating officer, chief financial officer, chief accounting officer, treasurer or the president of the Company, or Parent, as the context requires, or any other officer having substantially the same authority and responsibility.

               Restatement Date -- see Section 5.1.

               Revolving Commitment means, as to any Lender, the commitment of such Lender to make Revolving Loans pursuant to subsection 2.1(b). The amount of each Revolving Lender's Revolving Commitment on the date hereof is set forth across from such Lender's name on Schedule 1.1.

               Revolving Lender means, at any time, a Lender with a Revolving Commitment at such time or which then holds any Revolving Loan.

               Revolving Loan -- see subsection 2.1(b).

               Revolving Percentage means, as to any Lender, the percentage which (a) prior to the termination of the Revolving Commitments, (x) the amount of such Lender's Revolving Commitment is of (y) the aggregate amount of all of the Revolving Lenders' Revolving Commitments and (b) after the termination of the Revolving Commitments, (x) the amount of such Lender's Revolving Loans is of (y) the aggregate amount of all Revolving Loans of all Revolving Lenders.

               Revolving Portion means, with respect to the Assigned Debt, the portion thereof obtained by dividing the aggregate principal amount of Assigned Debt times a fraction, the numerator of which is the aggregate principal amount of Revolving Loans outstanding on the Restatement Date and the denominator of which is the aggregate principal amount of Revolving Loans and Term Loans outstanding on the Restatement Date.

               Revolving Termination Date means the earlier to occur of:

               (a) May 15, 2007; and

               (b) the date on which the Revolving Commitments terminate in accordance with the provisions of this Agreement.

               Sale/Leaseback Transaction -- see Section 8.18.

               SEC means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

               Security Agreement means either the Security Agreement (Company and Parent) or the Subsidiary Security Agreement.

               Security Agreement (Company and Parent) means the Security Agreement, dated as of the Closing Date, among the Company, Parent and the Administrative Agent in the form of Exhibit E-1 hereto.

               Senior Debt Ratio means for any Computation Period the ratio of

                      (i) the sum of (A) the outstanding principal amount of all
               Total Debt (other than Subordinated Debt and Revolving Loans) outstanding on the last day of such Computation Period plus (B) the quotient of (1) the sum of the aggregate principal amount of all Revolving Loans outstanding on the last day of each of the twelve fiscal months during such Computation Period divided by
               (2) twelve, to

                      (ii) EBITDA of Parent for such Computation Period;

        provided, however, that for purposes of clause (i)(B)(1) above, for each fiscal month of Parent ended prior to the Restatement Date, the aggregate principal amount of all Revolving Loans outstanding on the last day of such fiscal month shall be adjusted on a pro forma basis as if the Refinancing Transactions and the Company's borrowing of $100,000,000 of Additional Term B Loans under the Existing Credit Agreement occurred prior to the end of such month.

               Standby Letter of Credit means any Letter of Credit that is not a Commercial Letter of Credit.

               Subordinated Debt means the Old Subordinated Notes outstanding after the closing of the Old Subordinated Note Tender Offer, the New Subordinated Notes and any Qualified Notes and all other unsecured Indebtedness of the Company for borrowed money which is subject to, and is only entitled to the benefits of, terms and provisions (including maturity, amortization, acceleration, interest rate, sinking fund, covenant, default and subordination provisions) satisfactory in form and substance to the Required Lenders, as evidenced by their written approval thereof (which may be granted or withheld in their sole discretion).

               Subsidiary of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

               Subsidiary Guaranty means the guaranty, substantially in the form of Exhibit F, which may be executed from time to time by certain Subsidiaries of the Company.

               Subsidiary Pledge Agreement means the Subsidiary Pledge Agreement, dated as of the Closing Date, between Mike Mac and the Administrative Agent in the form of

        Exhibit G-3; such pledge agreement may be joined after the Restatement Date by other Subsidiaries.

               Subsidiary Security Agreement means the security agreement, substantially in the form of Exhibit E-2, which may be executed from time to time by certain Subsidiaries of the Company.

               Surety Instruments means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments.

               Swap Contract means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

               Swap Termination Value means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

               Swingline Lender means BofA in its capacity as lender of Swingline Loans together with any replacement lender of Swingline Loans arising under Section 10.9.

               Swingline Loan has the meaning specified in subsection 2.5(a).

               Syndication Agent means Chase, in its capacity as syndication agent for the Lenders.

               Tax Sharing Agreement means the Tax Sharing Agreement dated as of January 9, 1990 by and between Parent and the Company, as the same may be amended from time to time in accordance with Section 8.22.

               Taxes means any and all present or future taxes, levies, assessments, imposts, duties, deductions, charges or withholdings, fees or similar charges and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes, branch profit taxes or franchise taxes) as are imposed on or measured by such Lender's or the Administrative Agent's, as the case may be, net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized, maintains a lending office or conducts business (collectively, "Excluded Taxes").

               Tender Offers means each of the Old Subordinated Note Tender Offer and the Old Parent Discount Note Tender Offer.

               Tender Offer Documents means the offer to purchase distributed by the Company in connection with the Tender Offers and the Consent Solicitations, all amendments and exhibits thereto, and all related documents filed with the SEC or distributed to the holders of the Old Subordinated Notes and the Old Parent Discount Notes in connection with the Tender Offers.

               Term Commitment means, as to any Lender, (x) on the Restatement Date, the commitment of such Lender to make a Term Loan pursuant to subsection 2.1(a) and (y) at any time after the Restatement Date, any commitment of such Lender to make an Additional Term Loan at such time pursuant to subsection 2.1(a).

               Term Lender means, at any time, a Lender which then holds any Term Loan.

               Term Loan -- see subsection 2.1(a).

               Term Percentage means, as to any Lender, the percentage which (a) the aggregate amount of such Lender's Term Commitment plus the outstanding principal amount of such Lender's Term Loans is of (b) the aggregate amount of the Term Commitments of all Lenders plus the outstanding principal amount of all Term Loans; provided, that for purposes of allocating payments among the Term Lenders pursuant to subsections 2.7(b) and 2.13(a), the Term Commitments shall be disregarded in calculating Term Percentage. The Term Percentage of each Lender as in effect on the Restatement Date is set forth across from such Lender's name on Schedule 1.1.

               Term Portion means, with respect to the Assigned Debt, the aggregate principal amount of the Assigned Debt less the Revolving Portion of such Assigned Debt.

               Total Debt means (i) total Indebtedness of Parent and its Subsidiaries at the time of determination less (ii) Indebtedness of the type described in clause (c) of the definition of "Indebtedness" in respect of Surety Instruments under which Parent or any Subsidiary has only an unmatured payment obligation determined at such time less (iii) Indebtedness of the type described in clauses (g) and (h) of the definition of "Indebtedness" in respect of Indebtedness at such time described in clause (ii) above less (iv) any amounts outstanding under any Old Parent Discount Notes.

               Total Debt Ratio means for any Computation Period the ratio of

                      (i) the sum of (A) the aggregate outstanding principal
               amount of all Total Debt (other than Revolving Loans) outstanding on the last day of such Computation Period plus (B) the quotient of (1) the sum of the aggregate outstanding principal amount of all Revolving Loans outstanding on the last day of each of the twelve fiscal months during such Computation Period divided by (2) twelve, to

                      (ii) EBITDA of Parent for such Computation Period;

        provided, however, that for purposes of clause (i)(B)(1) above, for each fiscal month of Parent ended prior to the Restatement Date, the aggregate principal amount of all Revolving Loans outstanding on the last day of such fiscal month shall be adjusted on a pro forma basis as if the Refinancing Transactions and the Company's borrowing of $100,000,000 of Additional Term B Loans under the Existing Credit Agreement occurred prior to the end of such month.

               Total Percentage means, as to any Lender, the percentage which
        (a) the aggregate amount of such (i) Lender's Revolving Commitment plus
        (ii) the aggregate amount of such Lender's commitment to make Additional Term Loans plus the outstanding principal amount of such Lender's Term Loans is of (b) the aggregate amount of (i) the Revolving Commitments of all Lenders plus (ii) the aggregate amount of the commitments to make Additional Term Loans of all Term Lenders plus the outstanding principal amount of all Term Loans; provided that, after the Revolving Commitments and any Term Commitments have been terminated, "Total Percentage" shall mean as to any Lender the percentage which the aggregate principal amount of such Lender's Loans is of the aggregate principal amount of all Loans. The Total Percentage of each Lender as in effect at the Restatement Date is set forth opposite such Lender's name on Schedule 1.1.

               TPG Acquisition Preferred Stock means the 14% Series A Redeemable Preferred Stock, original liquidation preference $1,000 per share, of Parent.

               TPG Agreements means (i) the Management Advisory Agreement, dated as of April 18, 1997, between the Company and TPG Partners and (ii) the Transaction Advisory Agreement, dated as of April 18, 1997, between the Company and TPG Partners, in each case as amended from time to time in accordance with Section 8.22.

               TPG Partners means TPG Partners, L.P., a Delaware limited partnership.

               Trademark Security Agreement means a trademark security agreement in the form attached to a Security Agreement.

               Type has the meaning specified in the definition of "Loan."

               United States and U.S. each means the United States of America.

               Unmatured Event of Default means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

               Warehouseman's Consent means a document substantially in the form of Exhibit P, with appropriate insertions, or such other form as shall be acceptable to the Administrative Agent or Required Revolving Lenders.

               Wholly-Owned Subsidiary means any corporation in which (other than directors' qualifying shares or due to native ownership requirements) 100% of the Capital Stock of each class is owned beneficially and of record by the Company or by one or more other Wholly-Owned Subsidiaries.

        1.2 Other Interpretive Provisions.

               (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

               (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Article, subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

               (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                             (i) The term "including" is not limiting and means
               "including without limitation."

                             (ii) In the computation of periods of time from a
               specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including."

               (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

               (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

               (f) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided herein, any reference to any action of the Administrative Agent, the Lenders, the Required Lenders, the Required Term Lenders or the Required Revolving Lenders by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

               (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agents, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agents merely because of the Lenders' or the Agents' involvement in their preparation.

        1.3 Accounting Principles.

               (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; provided that if the Company notifies the Administrative Agent that the Company wishes to amend any covenant in Article VIII or any corresponding definition to eliminate the effect of any change in GAAP after the date hereof on the operation of such covenant (or if the Administrative Agent notifies the Company that the Required Lenders wish to amend Article VIII or any corresponding definition for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders.

               (b) References herein to "fiscal year," "fiscal quarter" and "fiscal month" refer to such fiscal periods of Parent.

        1.4 Assignments from Existing Credit Agreement; Addition of Lenders; Reallocation of Loans and Commitments. (a) By their execution of Schedule 1.4 each lender under the Existing Credit Agreement that is not a party hereto but is a party to such Schedule 1.4 (the "Exiting Lenders") agrees, and by its execution of this Agreement each of the Lenders agrees, to the assignment of the interests of the Exiting Lenders to the Lenders contemplated by Schedule 1.4 on the Restatement Date. The Term Portion of the Assigned Debt shall on the Restatement Date become Term Loans hereunder and shall be allocated among the Term Lenders to achieve the result specified in the first sentence of subsection 2.1(a) and the Administrative Agent will apply an amount equal to the Term Portion of the Assigned Debt from the proceeds of the funding described in the second sentence of subsection 2.1(a) to pay the purchase price of the Term Portion of the Assigned Debt (at 100% of the principal amount thereof). The Revolving Portion of the Assigned Debt shall on the Restatement Date become Revolving Loans hereunder and shall be allocated among the Revolving Lenders to achieve the result specified in the first sentence of subsection 2.1(b) and the Administrative Agent will apply an amount equal to the Revolving Portion of the Assigned Debt from the proceeds of the funding described in the second sentence of subsection 2.1(b) to pay the purchase price of the Revolving Portion of the Assigned Debt (at 100% of the principal amount thereof).

               (b) On the Restatement Date, (i) each financial institution listed on the signature pages hereof that was not a party to the Existing Credit Agreement shall automatically become a party hereto and be entitled to the benefits, and have the obligations, of a "Lender" hereunder, (ii) each Lender's Revolving Percentage and Term Percentage shall be as set forth on Schedule 1.1 to this Agreement, (iii) each Continuing Lender that is a Term Lender and that will have a greater principal amount of Term Loans outstanding hereunder on the Restatement Date than such Lender had "Term Loans" (under and as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement immediately prior to the Restatement Date will fund to the Administrative Agent the amount of the difference, (iv) each Continuing Lender that is a Revolving Lender and that will have a greater principal amount of Revolving Loans outstanding hereunder on the Restatement Date than such Lender had "Revolving Loans" (under and as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement immediately prior to the Restatement Date will fund to the Administrative Agent the amount of the difference, (v) the Administrative Agent will, if necessary, apply the proceeds of fundings under the second sentence of each of subsection 2.1(a) and subsection 2.1(b) to disburse funds to the Lenders (including Continuing Lenders that will have a lower amount of Loans hereunder on the Restatement Date than under the Existing Credit Agreement immediately prior to the Restatement Date) such that, after giving effect to the allocation of Assigned Debt as contemplated by subsection 1.4(a) and such disbursements, each Lender has the correct amount of Loans outstanding on the Restatement Date and (vi) after giving effect to all other adjustments set forth herein, the Loans of each Continuing Lender shall be allocated among Revolving Loans and Term Loans such that, after giving effect thereto, such Continuing Lender has the correct amount of Revolving Loans and Term Loans outstanding on the Restatement Date. To facilitate the transactions described in this Section and in the first two sentences of each of subsection 2.1(a) and subsection 2.1(b), the Company agrees that on the Restatement Date the Company will (i) convert all Offshore Rate Loans outstanding under the Existing Credit Agreement to Base Rate Loans and
(ii) pay to the Administrative Agent for the account of each lender that is a party to the Existing Credit Agreement all interest, fees and other amounts (including amounts payable under Section 4.4 of the Existing Credit Agreement as a result of the conversion described in clause (i) of this sentence and with the understanding that, for purposes of such Section 4.4, the Company will be deemed to have prepaid all Offshore Rate Loans (under and as defined in the Existing Credit Agreement) assigned in the Assigned Debt) owed to such lender under the Existing Credit Agreement. The Company, the Issuing Lender, the Lenders and the Administrative Agent further agree that, on the Restatement Date, the letters of credit issued by BofA pursuant to the Existing Credit Agreement shall remain outstanding and, without further act, be deemed to be, and constitute, Letters of Credit Issued by the Issuing Lender hereunder. Without limiting the generality of the foregoing, each Revolving Lender shall be deemed to have purchased from the Issuing Lender a participation in such Letters of Credit on the Restatement Date pursuant to subsection 3.3(a).

                                   ARTICLE II

                                   THE CREDITS

        2.1 Amounts and Terms of Commitments.

               (a) The Term Credit. It is the purpose and intent of this Agreement that, after giving effect to the amendment and restatement of the Existing Credit Agreement and the fundings hereunder on the Restatement Date, each Term Lender will hold outstanding Term Loans in an aggregate principal amount equal to its Term Commitment set forth opposite its name on Schedule 1.1. Accordingly, each Term Lender agrees to fund the Administrative Agent on the Restatement Date an amount equal to its Term Percentage of $415,000,000. Following the effectiveness of any Commitment Increase which creates obligations to make Term Loans, each Term Lender that has made a Term Commitment in respect of such Commitment Increase severally agrees, on the related Increase Date, to make a loan to the Company (an "Additional Term Loan") in the amount of such Lender's Term Commitment. All such fundings and Loans referred to in the two immediately preceding sentences (including any Additional Term Loans) are collectively referred to herein as the "Term Loans." Amounts borrowed as Term Loans which are repaid or prepaid by the Company may not be reborrowed. After the making of Additional Term Loans on any Increase Date, the Term Commitments made with respect to such Increase Date shall be zero.

               (b) The Revolving Credit. It is the purpose and intent of this Agreement that, after giving effect to the amendment and restatement of the Existing Credit Agreement and the fundings hereunder on the Restatement Date, each Revolving Lender will hold on the Restatement Date outstanding Revolving Loans in an aggregate principal amount equal to its Revolving Percentage of the aggregate principal amount of all Revolving Loans outstanding on the Restatement Date. Accordingly, each Revolving Lender agrees to fund the Administrative Agent on the Restatement Date an amount equal to its Revolving Percentage of such amount of Revolving Loans as shall be outstanding on the Restatement Date. Each Revolving Lender severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Revolving Loan"), from time to time on any Business Day during the period from the Restatement Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding such Revolving Lender's Revolving Percentage of the aggregate amount of the Revolving Commitments; provided that (i) on the Restatement Date, the aggregate amount of Revolving Loans may not exceed $100,000,000 and (ii) after giving effect to any Borrowing of Revolving Loans, (x) the sum of the Effective Amount of all Revolving Loans plus the Effective Amount of all Swingline Loans plus the Effective Amount of all L/C Obligations shall not exceed (y) the lesser of (1) the aggregate amount of the Revolving Commitments and (2) the Borrowing Base. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this subsection 2.1(b), prepay under
Section 2.7 and reborrow under this subsection 2.1(b).

        2.2 Loan Accounts. (a) The Loans made by each Lender and the Letters of Credit Issued by the Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or the Issuing Lender, as the case may be, in the ordinary course of business. The accounts or records maintained by the Administrative Agent, the Issuing Lender and each Lender shall be prima facie evidence as to the amount of the Loans made by the Lenders to the Company and the Letters of Credit Issued for the account of the Company, and the interest and payments thereon. Any failure to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to any Loan or any Letter of Credit.

               (b) Upon the request of any Lender made through the Administrative Agent, the Loans made by such Lender may be evidenced by one or more Notes in addition to loan accounts. Each such Lender is hereby authorized to endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Lender is irrevocably authorized by the Company to endorse its Note(s) and each Lender's record shall be conclusive absent manifest error; provided that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any Note to such Lender.

        2.3 Procedure for Borrowing. (a) Each Borrowing shall be made upon the Company's irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Borrowing (which notice must be received by the Administrative Agent (i) prior to 11:00 a.m. (Chicago time) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans and
(ii) prior to 11:00 a.m. (Chicago time) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying:

                      (A) the amount of the Borrowing, which shall be in an
               amount of $5,000,000 or a higher integral multiple of $100,000;

                      (B) the requested Borrowing Date, which shall be a
               Business Day;

                      (C) the Type of Loans comprising the Borrowing; and

                      (D) in the case of Offshore Rate Loans, the duration of
               the Interest Period applicable to such Loans included in such notice.

               (b) The Administrative Agent will promptly notify each Lender of its receipt of any Notice of Borrowing and of the amount of such Lender's share of the related Borrowing based upon such Lender's Revolving Percentage or Term Percentage, as applicable. Notwithstanding the immediately preceding sentence, any Borrowing of Additional Term Loans pursuant to a Commitment Increase shall be made by the Term Lenders holding Term Commitments in respect of such Commitment Increase in accordance with their respective Term Commitments with respect to such Commitment Increase, and any Term Lender that does not hold a Term Commitment with respect to such Commitment Increase shall have no obligation to make any Additional Term Loan.

               (c) Each Lender will make the amount of its share of each Borrowing available to the Administrative Agent for the account of the Company at the Agent's Payment Office by 1:00 p.m. (Chicago time) on the Borrowing Date requested by the Company in funds immediately available to the Administrative Agent. The proceeds of all Loans will then be made available to the Company by the Administrative Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

               (d) After giving effect to any Borrowing, there may not be more than twelve different Interest Periods in effect.

        2.4 Conversion and Continuation Elections. (a) The Company may, upon irrevocable written notice to the Administrative Agent in accordance with subsection 2.4(b):

                      (i) elect to convert, on any Business Day, any Base Rate
               Loans (in an aggregate amount of $5,000,000 or a higher integral multiple of $100,000) into Offshore Rate Loans;

                      (ii) elect to convert, on the last day of the applicable
               Interest Period, any Offshore Rate Loans (or any part thereof in an aggregate amount of $5,000,000 or a higher integral multiple of $100,000) into Base Rate Loans; or

                      (iii) elect to continue, as of the last day of the
               applicable Interest Period, any Offshore Rate Loans having Interest Periods expiring on such day (or any part thereof in an aggregate amount of $5,000,000 or a higher integral multiple of $100,000);

provided that if at any time the aggregate amount of Offshore Rate Loans in respect of any Borrowing shall have been reduced, by payment, prepayment or conversion of part thereof, to be less than $5,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans.

               (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Administrative Agent (i) not later than 11:00 a.m. (Chicago time) at least three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans and (ii) not later than 11:00 a.m. (Chicago time) one Business Day prior to the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                      (A) the proposed Conversion/Continuation Date;

                      (B) the aggregate principal amount of Loans to be
               converted or continued;

                      (C) the Type of Loans resulting from the proposed
               conversion or continuation; and

                      (D) in the case of conversions into Offshore Rate Loans,
               the duration of the requested Interest Period.

               (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

               (d) The Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation or, if no timely notice is provided by the Company, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans held by each Lender with respect to which the notice was given.

               (e) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

                (f) After giving effect to any conversion or continuation of Loans, there may not be more than twelve different Interest Periods in effect.

        2.5 Swingline Loans.

                (a) Subject to the terms and conditions hereof, the Swingline Lender may, in its sole discretion (subject to subsection 2.5(b)), make a portion of the Revolving Commitments available to the Company by making swingline loans (each such loan, a "Swingline Loan") to the Company on any Business Day during the period from the Restatement Date to the Revolving Termination Date in accordance with the procedures set forth in this Section 2.5 in an aggregate principal amount at any one time outstanding not to exceed the lesser of (x) the lesser of (1) the aggregate available amount of the Revolving Commitments and (2) the Borrowing Base and (y) $25,000,000, notwithstanding the fact that such Swingline Loans, when aggregated with the Swingline Lender's outstanding Revolving Loans, may exceed the Swingline Lender's Revolving Percentage of the aggregate amount of the Revolving Commitments; provided that at no time shall the sum of the Effective Amount of all Swingline Loans, Revolving Loans and L/C Obligations exceed the lesser of (1) the aggregate amount of the Revolving Commitments and (2) the Borrowing Base. Subject to the other terms and conditions hereof, the Company may borrow under this subsection 2.5(a), prepay pursuant to subsection 2.5(d) and reborrow pursuant to this subsection 2.5(a) from time to time; provided that the Swingline Lender shall not be obligated to make any Swingline Loan.

                (b) The Company shall provide the Administrative Agent and the Swingline Lender irrevocable written notice (or notice by a telephone call confirmed promptly by facsimile) of any Swingline Loan requested hereunder (which notice must be received by the Swingline Lender and the Administrative Agent prior to 12:00 p.m. (Chicago time) on the requested Borrowing Date) specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date, which must be a Business Day. Upon receipt of such notice, the Swingline Lender will promptly confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such notice from the Company and, if not, the Swingline Lender will provide the Administrative Agent with a copy thereof. If and only if the Administrative Agent notifies the Swingline Lender on the proposed Borrowing Date that it may make available to the Company the amount of the requested Swingline Loan, then, subject to the terms and conditions hereof, the Swingline Lender may make the amount of the requested Swingline Loan available to the Company by crediting the account of the Company on the books of BofA with the amount of such Swingline Loan. The Administrative Agent will not so notify the Swingline Lender if the Administrative Agent has knowledge that (A) the limitations set forth in the proviso set forth in the first sentence of subsection 2.5(a) are being violated or would be violated by such Swingline Loan or (B) one or more conditions specified in Article V is not then satisfied. Each Swingline Loan shall be in an aggregate principal amount equal to $500,000 or a higher integral multiple of $100,000. The Swingline Lender will promptly notify the Administrative Agent of the amount of each Swingline Loan.

                (c) Principal of and accrued interest on each Swingline Loan shall be due and payable (i) on demand made by the Swingline Lender at any time upon one Business Day's prior notice to the Company with a copy to the Administrative Agent furnished at or before 10:45 a.m. (Chicago time), and (ii) in any event on the Revolving Termination Date. Interest on Swingline

Loans shall be for the sole account of the Swingline Lender (except to the extent that the other Lenders have funded the purchase of participations therein pursuant to subsection 2.5(e)).

                (d) The Company may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Swingline Loan, without incurring any premium or penalty; provided that

                                (i) each such voluntary prepayment shall require
                        prior written notice given to the Administrative Agent and the Swingline Lender no later than 1:00 p.m. (Chicago time) on the day on which the Company intends to make a voluntary prepayment, and

                                (ii) each such voluntary prepayment shall be in
                        an amount equal to $500,000 or a higher integral multiple of $100,000 (or, if less, the aggregate outstanding principal amount of all Swingline Loans then outstanding).

        Voluntary prepayments of Swingline Loans shall be made by the Company to the Swingline Lender at such office as the Swingline Lender may designate by notice to the Company from time to time. All such payments shall be made in Dollars and in immediately available funds no later than 4:00 p.m. (Chicago time) on the date specified by the Company pursuant to clause (i) above (and any payment received later than such time shall be deemed to have been received on the next Business Day). The Swingline Lender will promptly notify the Administrative Agent of the amount of each prepayment of Swingline Loans.

                (e) If (i) any Swingline Loan shall remain outstanding at 11:00 a.m. (Chicago time) on the Business Day immediately prior to a Business Day on which Swingline Loans are due and payable pursuant to subsection 2.5(c) and by such time on such Business Day the Administrative Agent shall have received neither (A) a Notice of Borrowing delivered pursuant to Section 2.3 requesting that Revolving Loans be made pursuant to subsection 2.1(b) on such following Business Day in an amount at least equal to the aggregate principal amount of such Swingline Loans, nor (B) any other notice indicating the Company's intent to repay such Swingline Loans with funds obtained from other sources, or (ii) any Swingline Loans shall remain outstanding during the existence of an Unmatured Event of Default or Event of Default and the Swingline Lender shall in its sole discretion notify the Administrative Agent that the Swingline Lender desires that such Swingline Loans be converted into Revolving Loans, then the Administrative Agent shall be deemed to have received a Notice of Borrowing from the Company pursuant to Section 2.3 requesting that Base Rate Loans be made pursuant to subsection 2.1(b) on the following Business Day in an amount equal to the aggregate amount of such Swingline Loans, and the procedures set forth in subsections 2.3(b) and 2.3(c) shall be followed in making such Base Rate Loans; provided that such Base Rate Loans shall be made notwithstanding the Company's failure to comply with Section 5.2; and provided, further, that if a Borrowing of Revolving Loans becomes legally impracticable and if so required by the Swingline Lender at the time such Revolving Loans are required to be made by the Revolving Lenders in accordance with this subsection 2.5(e), each Revolving Lender agrees that in lieu of making Revolving Loans as described in this subsection 2.5(e), such Revolving Lender shall purchase a participation from the Swingline Lender in the applicable Swingline Loans in an amount equal to such Revolving Lender's Revolving Percentage of such Swingline Loans, and the procedures set forth in subsections 2.3(b) and 2.3(c) shall be followed in connection with the purchases of such participations. The proceeds of such Base Rate Loans (or participations purchased) shall be delivered by the Administrative Agent to the Swingline Lender to repay such Swingline Loans (or as payment for such participations). A copy of each notice given by the Administrative Agent to the Revolving Lenders pursuant to this subsection 2.5(e) with respect to the making of Loans, or the purchases of participations, shall be promptly delivered by the Administrative Agent to the Company. Each Revolving Lender's obligation in accordance with this Agreement to make the Revolving Loans, or purchase the participations, as contemplated by this subsection 2.5(e), shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swingline Lender, the Company or any other Person for any reason whatsoever, (2) the occurrence or continuance of an Unmatured Event of Default, an Event of Default or a Material Adverse Effect or (3) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

        2.6 Termination or Reduction of Revolving Commitments.

                (a) The Company may, upon not less than three Business Days' prior written notice to the Administrative Agent, permanently reduce the Revolving Commitments to an amount which is not less than the sum of the Effective Amount of all Revolving Loans plus the Effective Amount of all Swingline Loans plus the Effective Amount of all L/C Obligations. Any such reduction shall be in an aggregate amount of $10,000,000 or a higher integral multiple of $5,000,000. The Company may at any time on like notice terminate the Revolving Commitments upon payment in full of all Revolving Loans and Swingline Loans and Cash Collateralization in full of all L/C Obligations.

                (b) In addition, after (and to the extent not applied to) the payment in full of all Term Loans pursuant to subsection 2.8(a), upon the occurrence of any Mandatory Prepayment Event, the Revolving Commitments shall be reduced by the amount of all Designated Proceeds resulting from such Mandatory Prepayment Event, with each such reduction effective at the time required in subsection 2.8(a) for a prepayment of Term Loans resulting from such Mandatory Prepayment Event; provided, that upon any Mandatory Prepayment Event arising from the transfer of Accounts Receivable under a Permitted Receivables Facility under clause (viii) of subsection 2.8(a), (i) the Revolving Loans shall be repaid in an amount equal to the Designated Proceeds from such transfer, (ii) the Revolving Commitments shall be reduced by the full amount of all Designated Proceeds from such transfer until the Revolving Commitments have been reduced to zero and (iii) no such Designated Proceeds shall be applied to the Term Loans until the Revolving Commitments have so been reduced to zero.

                (c) Once reduced in accordance with this Section, the Revolving Commitments may not be increased (including pursuant to Section 2.16). Any reduction of the Revolving Commitments shall be applied to the Revolving Commitment of each Revolving Lender according to its Revolving Percentage. All accrued commitment fees to, but not including, the effective date of any reduction or termination of the Revolving Commitments shall be paid on the effective date of such reduction or termination.

        2.7 Optional Prepayments.

                (a) Subject to Section 4.4, (i) the Company may, from time to time, upon irrevocable written notice to the Administrative Agent (which notice must be received by 11:00 a.m. (Chicago time) one Business Day prior to the requested day of prepayment in the case of Base Rate Loans and 11:00 a.m. (Chicago time) three Business Days prior to the date of prepayment in the case of Offshore Rate Loans), prepay any Borrowing of Revolving Loans in whole or in part, without premium or penalty, in an aggregate amount of $5,000,000 or a higher integral multiple of $100,000 and (ii) the Company may, from time to time, upon not less than three Business Days' irrevocable notice to the Administrative Agent, prepay any Borrowing of Term Loans in whole or in part, without premium or penalty, in an aggregate amount of $5,000,000 or a higher integral multiple of $100,000.

                (b) Each notice of prepayment shall specify the date and amount of such prepayment and the Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of any such notice and of such Lender's share of such prepayment based upon such Lender's Revolving Percentage, in the case of a prepayment of Revolving Loans, or Term Percentage, in the case of a prepayment of Term Loans. If any such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid and any amounts required pursuant to Section 4.4. Each prepayment of Revolving Loans shall be applied to each Revolving Lender's Revolving Loans according to such Revolving Lender's Revolving Percentage. Each prepayment of Term Loans shall be applied to each Term Lender's Term Loans according to such Term Lender's Term Percentage and shall be applied to the installments of the Term Loans pro rata.

        2.8 Mandatory Prepayments of Loans. (a) The Company (or, in the case of clause (iii), if the Administrative Agent is holding the proceeds of insurance or condemnation as additional Collateral pursuant to the terms of a Security Agreement or any Mortgage, the Administrative Agent) shall make a prepayment of the Term Loans upon the occurrence of any of the following (each a "Mandatory Prepayment Event") at the following times and in the following amounts (such applicable amounts being referred to as "Designated Proceeds"):

                                (i) Within 180 days after any sale, transfer or
                        other disposition by the Company or any Subsidiary of any asset (other than assets described in clause (ii) below), other than sales of Inventory, Assets Held for Sale and transfers of Accounts Receivable pursuant to a Permitted Receivables Facility and dispositions of obsolete, unused, surplus or unnecessary equipment, in each case in the ordinary course of business, to a Person other than the Company or a Subsidiary, in an amount equal to 100% of the Net Cash Proceeds of such sale, transfer or other disposition; provided that (A) the foregoing shall not apply (x) to sales, transfers or other dispositions of such assets the proceeds (or an amount equal to anticipated proceeds) of which are used or committed to be used by the Company for the financing of the replacement or substitution of such assets being sold prior to or within 180 days after any such sale,
                        (y) to the extent that the Net Cash Proceeds of all such sales, transfers or other dispositions in any fiscal year are less than $5,000,000 or (z) to proceeds of Sale/Leaseback Transactions permitted under Section 8.18 and (B) the Company and its Subsidiaries may retain the first $25,000,000 of Net Cash Proceeds of any sale, transfer or other disposition of the Company's San Jose Plant #3 received by the Company and its Subsidiaries in the aggregate after the Restatement Date, and shall not be required to prepay Term Loans in an amount equal to such proceeds, and such proceeds shall not constitute "Designated Proceeds" hereunder.

                                (ii) Within 30 days after any sale, transfer or
                        other disposition (including by way of merger or consolidation) by the Company or any Subsidiary of any of the Capital Stock of any of the Company's operating Subsidiaries to a Person other than the Company or a Subsidiary, in an amount equal to 100% of the Net Cash Proceeds of such sale, transfer or other disposition.

                                (iii) Within 180 days after the receipt of any
                        insurance or condemnation proceeds (or other similar recoveries) by Parent, the Company or any Subsidiary or by the Administrative Agent (to the extent the Administrative Agent is holding the insurance or condemnation proceeds as additional Collateral pursuant to Section 6 of a Security Agreement or any provision of any Mortgage) from any casualty loss incurred by Parent, the Company or any Subsidiary or condemnation of property, in an amount equal to 100% of such insurance or condemnation proceeds (or other similar recoveries) net of any collection expenses; provided that no such prepayment shall be required (x) to the extent such proceeds (or an amount equal to anticipated proceeds) are used by the Company, or will be so used prior to or within 180 days after the date of receipt of such proceeds for the financing of the replacement, substitution or restoration of the assets sustaining such casualty loss or condemnation or (y) to the extent that all such insurance or condemnation proceeds received in any fiscal year is less than $5,000,000.

                                (iv) Promptly, and in any event within 15 days,
                        after the receipt of any Net Cash Proceeds from any issuance of equity securities of Parent, the Company or any Subsidiary (including a Public Offering, but excluding (x) any issuance of shares of Capital Stock pursuant to any employee or director stock option program, benefit plan or compensation program and (y) issuances of equity securities (the Net Cash Proceeds of which are used within 90 days of receipt thereof to finance Acquisitions permitted under subsection 8.4(i))), in an amount equal to 50% of such Net Cash Proceeds.

                                (v) Promptly, and in any event within 15 days,
                        after the receipt of any Net Cash Proceeds from the issuance of any Other Debt of the Company or any Subsidiary, in an amount equal to 100% of such Net Cash Proceeds.

                                (vi) If the amount of net proceeds received on
                        issuance of any Qualified Notes exceeds the amount of net proceeds received by the Company upon the issuance of the New Subordinated Notes or upon any prior issuance of Qualified Notes, promptly, and in any event within 15 days, after the receipt of the proceeds of such notes by the Company in an amount equal to such excess.

                                (vii) Within 95 days after the end of each
                        fiscal year (commencing with the fiscal year ending June 30, 2002), in an amount equal to 75% of Excess Cash Flow for such fiscal year (provided that if the aggregate unpaid principal amount of the Term Loans as of the end of such fiscal year is less than $150,000,000, then no prepayment shall be required pursuant to this clause
                        (vii)).

                                (viii) Subject to the proviso to subsection
                        2.6(b), immediately following any transfer by the Company or any Subsidiary of Accounts Receivable pursuant to a Permitted Receivables Facility, in an amount equal to the Net Cash Proceeds of such transfer (provided, that if the Permitted Receivables Facility is a revolving program, the Designated Proceeds available for application to the Loans and/or Revolving Commitments from such Permitted Receivables Facility under this clause (viii) shall not exceed the maximum outstanding amount of such Permitted Receivables Facility (without giving effect to any reduction in such amount but giving effect to any increase in such amount)).

                                (ix) Concurrently with the receipt of any Net
                        Cash Proceeds from the issuance of any Indebtedness by Parent, in an amount equal to 100% of the Net Cash Proceeds thereof.

All prepayments of Term Loans pursuant to this subsection 2.8(a) shall be applied to the installments of the Term Loans (x) in inverse order of maturity, in the case of prepayments pursuant to clauses (v), (vi) and (ix) and (y) pro rata, in the case of prepayments pursuant to clauses (i), (ii), (iii), (iv),
(vii) and (viii); provided, that Designated Proceeds arising under clause (viii) shall only be applied to the Term Loans after the Revolving Commitments have been reduced to zero pursuant to subsection 2.6(b); provided, further, that if the Company offers to any Lender holding Term Loans the right to waive any such prepayment, and any such Lender notifies the Administrative Agent of such Lender's waiver of such prepayment not later than two Business Days prior to the date upon which such prepayment is due, 100% of the portion of any prepayment which would have been applied to such Lender's Term Loans may be retained by the Company or used by the Company for purposes not prohibited by this Agreement (including the making of any payment to shareholders of the Company or holders of Subordinated Debt of the Company not prohibited by Section 8.16).

                (b) If on any day the Effective Amount of all Revolving Loans plus the Effective Amount of all Swingline Loans plus the Effective Amount of all L/C Obligations exceeds the lesser of (x) the Borrowing Base and (y) the Revolving Commitments, the Company shall immediately prepay Revolving Loans and/or Swingline Loans or Cash Collateralize the outstanding Letters of Credit, or do a combination of the foregoing, in an amount sufficient to eliminate such excess.

                (c) If on any date the Effective Amount of L/C Obligations exceeds the amount of the L/C Commitment, the Company shall Cash Collateralize on such date the outstanding Letters of Credit in an amount equal to the excess of the L/C Obligations over the amount of the L/C Commitment.

        2.9 Repayment.

                (a) The Term Credit. The Company shall repay the Term Loans in quarterly installments on the last Business Day of each fiscal quarter, commencing on June 30, 2001, in the amount set forth opposite the period below in which such quarterly date occur:

              Payment Date                Payment Amount
              ------------                --------------
              June 30, 2001               $1,037,500 plus the Specified Percentage (as
                                          defined below) of the principal amount of any
                                          Additional Term Loans theretofore made hereunder

              September 30, 2001          $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              December 31, 2001           $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              March 31, 2002              $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              June 30, 2002               $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              September 30, 2002          $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              December 31, 2002           $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              March 31, 2003              $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              June 30, 2003               $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              September 30, 2003          $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              December 31, 2003           $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              March 31, 2004              $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              June 30, 2004               $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              September 30, 2004          $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              December 31, 2004           $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              March 31, 2005              $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              June 30, 2005               $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              September 30, 2005          $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              December 31, 2005           $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              March 31, 2006              $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              June 30, 2006               $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              September 30, 2006          $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              December 31, 2006           $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              March 31, 2007              $1,037,500 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              June 30, 2007               $97,525,000 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              September 30, 2007          $97,525,000 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              December 31, 2007           $97,525,000 plus the Specified Percentage of the
                                          principal amount of any Additional Term Loans
                                          theretofore made hereunder

              March 31, 2008              All Term Loans then outstanding.

        For purposes of the foregoing table, "Specified Percentage" means for any Additional Term Loan:

                                (i) for each Payment Date from June 30, 2001
                        through March 31, 2007, the percentage which $1,037,500 is of the aggregate principal amount of all Term Loans (other than Additional Term Loans) outstanding on the date such Additional Term Loan was made; and

                                (ii) for June 30, 2007, September 30, 2007 and
                        December 31, 2007, the percentage which $97,525,000 is of the aggregate principal amount of all Term Loans (other than Additional Term Loans) outstanding on the date such Additional Term Loan was made.

        The amount of any scheduled payment in the table above based upon a Specified Percentage of any Additional Term Loan shall be adjusted to account for any prepayment made after the making of such Additional Term Loan and prior to the date of such scheduled payment.

                (b) The Revolving Credit. The Company shall pay to the Administrative Agent, for the account of the Lenders, on the Revolving Termination Date the aggregate principal amount of all Revolving Loans outstanding on such date.

        2.10 Interest. (a) Each Revolving Loan and Term Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to the other Type of Loans under Section 2.4), plus the Applicable Offshore Rate Margin or Applicable Base Rate Margin, as the case may be. Each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Base Rate plus 1% per annum.

                (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date therefor. Interest shall also be paid on the date of any prepayment of Offshore Rate Loans under Section 2.7 or 2.8 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof.

                (c) Notwithstanding subsection 2.10(a), during the existence of any Event of Default, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Loans and, to the extent permitted by applicable law, on any other amount payable hereunder or under any other Loan Document, at a rate per annum equal to the rate otherwise applicable thereto pursuant to the terms hereof or such other Loan Document (or, if no such rate is specified, the Base Rate plus the Applicable Base Rate Margin then in effect for Revolving Loans) plus 2%. All such interest shall be payable on demand.

                (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Company shall pay such Lender interest at the highest rate permitted by applicable law.

        2.11 Fees. In addition to certain fees described in Section 3.8:

                (a) Arranger and Agency Fees. The Company shall pay fees to the Agents for their own accounts and agency fees to the Administrative Agent for the Administrative Agent's own account, in each case as required by the letter agreement (the "Fee Letter") among the Company, the Arrangers and the Agents dated April 6, 2001.

                (b) Commitment Fees. The Company shall pay to the Administrative Agent for the account of each Revolving Lender a commitment fee calculated at a rate per annum equal to the Commitment Fee Rate on the average daily unused portion of such Revolving Lender's Revolving Commitment, computed on a quarterly basis in arrears on the last Business Day of each fiscal quarter based upon the daily utilization for that quarter as calculated by the Administrative Agent. For purposes of calculating utilization under this subsection, the

Revolving Commitments shall be deemed used to the extent of the Effective Amount of all Revolving Loans then outstanding (but Swingline Loans shall not constitute usage of any Revolving Lender's Revolving Commitment for the purpose of calculating commitment fees) plus the Effective Amount of all L/C Obligations then outstanding. Such commitment fee shall accrue from the Restatement Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each fiscal quarter, with the final payment to be made on the Revolving Termination Date. The commitment fees provided in this subsection shall accrue at all times after the Restatement Date, including at any time during which one or more conditions in Article V are not met.

        2.12 Computation of Fees and Interest. (a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                (b) Each determination of an interest rate by the Administrative Agent shall be prima facie evidence thereof. The Administrative Agent will, at the request of the Company or any Lender, deliver to the Company or such Lender, as the case may be, a statement showing the quotations used by the Administrative Agent in determining any interest rate and the resulting interest rate.

        2.13 Payments by the Company. (a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Administrative Agent for the account of the Lenders at the Agent's Payment Office, and shall be made in Dollars and in immediately available funds, no later than 1:00 p.m. (Chicago time) on the date specified herein. Except as expressly provided herein, the Administrative Agent will promptly distribute, in like funds as received, to each Lender its Revolving Percentage of any portion of such payment related to the Revolving Loans or its Term Percentage of any portion of such payment relating to the Term Loans. Any payment received by the Administrative Agent later than 1:00 p.m. (Chicago time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the preceding Business Day, and such shortening of time shall in such case be reflected in the computation of interest or fees, as the case may be.

                (c) Unless the Administrative Agent receives notice from the Company prior to the date on which any payment is due to the Lenders that the Company will not make such payment in full as and when required, the Administrative Agent may assume that the Company has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

        2.14 Payments by the Lenders to the Administrative Agent. (a) Unless the Administrative Agent receives notice from a Lender at least one Business Day prior to the date of a Borrowing, that such Lender will not make available as and when required hereunder to the Administrative Agent for the account of the Company the amount of such Lender's Revolving Percentage, Term Percentage, or proportionate commitment to make Additional Term Loans, as applicable, of such Borrowing, the Administrative Agent may assume that each Lender has made such amount available to the Administrative Agent in immediately available funds on the Borrowing Date and the Administrative Agent may (but shall not be required to), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Administrative Agent in immediately available funds and the Administrative Agent in such circumstances has made available to the Company such amount, such Lender shall on the Business Day following such Borrowing Date make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Administrative Agent submitted to any Lender with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the Business Day following the Borrowing Date, the Administrative Agent will notify the Company of such failure to fund and, upon demand by the Administrative Agent, the Company shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

        2.15 Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of such payment (determined in accordance with the provisions of this Agreement), such Lender shall immediately (a) notify the Administrative Agent of such fact and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each other Lender; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

        2.16 Optional Increase. (a) The Company may, at any time or times during the term of this Agreement, by written notice in the form of Exhibit J to the Administrative Agent, make one or more requests that the aggregate amount of the Revolving Commitments be increased, or that Commitments to make Additional Term Loans be committed to, in an aggregate amount (for all such increases) not to exceed $100,000,000 (each, a "Commitment Increase"), with any such Commitment Increase to be effective as of a date (the "Increase Date") specified in the related notice to the Administrative Agent that is at least 30 Business Days after the date of such notice; provided, however, that (i) no Event of Default or Unmatured Event of Default shall have occurred and be continuing and (ii) the Company shall be in compliance with all financial covenants set forth in Sections 8.11, 8.12, 8.13 and 8.14 on a pro forma basis for the period of four consecutive fiscal quarters ending on the last day of the last completed fiscal quarter immediately preceding the date the Commitment Increase is proposed to become effective (on the assumption that the full amount of Indebtedness represented by the Commitment Increase was outstanding for the entire such period).

                (b) The Administrative Agent shall promptly notify the Lenders (as well as any other financial institution specified by the Company and reasonably acceptable to the Administrative Agent (each such financial institution that is not a Lender, a "Proposed New Lender")) of the request by the Company for the Commitment Increase, which notice shall include (A) the proposed amount of the requested Commitment Increase, (B) the proposed Increase Date and (C) the date by which Lenders and Proposed New Lenders wishing to participate in the Commitment Increase must commit to participate in such Commitment Increase (the "Commitment Date"), which date shall be no later than five Business Days prior to the Increase Date.

                (c) Each Lender and Proposed New Lender that is willing to participate in such Commitment Increase (each, an "Increasing Lender") shall give written notice to the Administrative Agent no later than 10:00 a.m. (San Francisco time) on the Commitment Date of the amount by which it is willing to participate in such Commitment Increase, which amount shall not exceed the amount of the requested Commitment Increase. It shall be in each Lender's sole discretion whether to offer to participate in such Commitment Increase. If the Lenders and Proposed New Lenders notify the Administrative Agent that they are willing to increase the amount of their respective Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the Commitment Increase shall be allocated among the Lenders and Proposed New Lenders willing to participate therein in the manner specified by the Company and the Administrative Agent.

                (d) Promptly following (but in no event later than two Business Days after) the Commitment Date with respect to any Commitment Increase, the Administrative Agent shall notify the Company as to the amount, if any, of the requested Commitment Increase in which the Lenders and Proposed New Lenders are willing to participate.

                (e) On each Increase Date, each Proposed New Lender that accepts an offer to participate in the requested Commitment Increase as a Lender shall become a Lender party to this Agreement as of such Increase Date (each a "New Lender"), with a Revolving Commitment and/or Term Commitment, and the Revolving Commitment of each Increasing Lender for the requested Commitment Increase shall be increased, or, if applicable, each Increasing Lender shall have a Term Commitment, in each case as of the Increase Date in the amount set forth in its notice delivered to the Administrative Agent in accordance with subsection 2.16(c) (or by the amount allocated to such Lender or Proposed New Lender pursuant to the last sentence of subsection 2.16(c)); provided, however, that the Administrative Agent shall have received on or before noon (San Francisco time) on such Increase Date the following, each dated such date:

                                (i) (A) a certificate of a Responsible Officer
                        of the Company stating that no Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from the Commitment Increase, (B) instruments executed by each Guarantor reaffirming its respective obligations under the Loan Documents after giving effect to the Commitment Increase, (C) in the event that, after giving effect to such Commitment Increase, the principal amount of the Term Loans outstanding plus the aggregate Revolving Commitments would exceed the maximum principal amount secured by the Mortgages, if the Administrative Agent requests, amendments to the Mortgages in form and substance satisfactory to the Administrative Agent increasing the maximum principal amount secured by the Mortgages so that such amount is not less than the principal amount of the Term Loans and Revolving Commitments, after giving effect to such Commitment Increase, together with such endorsements to the related title insurance policies held by the Administrative Agent as the Administrative Agent may request and (D) such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request in connection with the Commitment Increase;

                                (ii) an assumption letter in the form of Annex 2
                        to Exhibit J duly executed by each New Lender; and

                                (iii) confirmation from each Increasing Lender
                        of the increase in the amount of its Revolving Commitment or, if applicable, its Term Commitment, in the form of Annex 1 to Exhibit J.

                (f) On each Increase Date, upon fulfillment of the conditions set forth in subsection 2.16(e), the Administrative Agent shall notify the Lenders and the Company, on or before 1:00 p.m. (San Francisco time) by facsimile of the occurrence of the Commitment Increase to be effected on such Increase Date. Each Increasing Lender and each New Lender shall, before 2:00 p.m. (San Francisco time) on the applicable Increase Date, make available to the Administrative Agent in immediately available funds, (A) in the case of any New Lender, an amount equal to (x) in the case of an increase to the Revolving Commitments, such New Lender's Revolving Percentage (after giving effect to such Commitment Increase) of all Revolving Loans then outstanding and (y) in the case of the creation of Term Commitments, in the amount of such New Lender's Term Commitment and (B) in the case of any Increasing Lender, an amount equal to (x) in the case of an increase to the Revolving Commitments, the excess of (1) such Increasing Lender's Revolving Percentage (after giving effect to such Commitment Increase) of all Revolving Loans then outstanding over (2) such Increasing Lender's Revolving Percentage (immediately prior to giving effect to such Commitment Increase) of all Revolving Loans then outstanding and (y) in the case of the creation of Term Commitments, in the amount of such Increasing Lender's Term Commitment. After the Administrative Agent's receipt of such funds from each Increasing Lender and each New Lender, the Administrative Agent will promptly thereafter cause to be distributed like funds to the other Lenders holding Revolving Loans or Term Loans, as applicable, in an amount to each such Lender such that the aggregate amount owing to each Lender after giving effect to such distribution equals such Lender's ratable share of all Loans then outstanding (calculated after giving effect to such Commitment Increase). If any Increase Date shall occur on a date that is not the last day of the Interest Period for all Revolving Loans or Term Loans bearing interest based on the Offshore Rate then outstanding (x) the Company shall pay any amounts owing pursuant to Section
4.4 to any Lender whose proportionate share of any outstanding Offshore Rate Loan is decreased as a result of the distributions to Lenders under this subsection 2.16(f), and (y) for each outstanding Borrowing of Offshore Rate Loans, each Offshore Rate Loan made by the respective Increasing Lenders and New Lenders pursuant to this subsection 2.16(f) shall be deemed to be funded at the applicable Offshore Rate for such Borrowing.

                                   ARTICLE III

                              THE LETTERS OF CREDIT

        3.1 The Letter of Credit Subfacility. (a) On the terms and conditions set forth herein: (i) the Issuing Lender agrees, (A) from time to time on any Business Day during the period from the Restatement Date to the Revolving Termination Date to issue Letters of Credit for the account of the Company, and to amend Letters of Credit previously issued by it, in accordance with subsections 3.2(c) and 3.2(d), and (B) to honor drawings which comply with the terms of the Letters of Credit Issued by it; and (ii) the Revolving Lenders severally agree to participate in Letters of Credit Issued for the account of the Company; provided that the Issuing Lender shall not be obligated to Issue, and no Revolving Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date") (1) the sum of the Effective Amount of all L/C Obligations plus the Effective Amount of all Revolving Loans plus the Effective Amount of all Swingline Loans exceeds the lesser of (x) the aggregate amount of all Revolving Commitments and (y) the Borrowing Base, (2) the Effective Amount of all L/C Obligations exceeds the amount of the L/C Commitment or (3) with respect to any particular Revolving Lender, the sum of the participation of such Revolving Lender in the Effective Amount of all L/C Obligations plus the outstanding principal amount of the Revolving Loans of such Revolving Lender shall exceed such Revolving Lender's Revolving Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

                (b) The Issuing Lender shall not be under any obligation to Issue any Letter of Credit if:

                                (i) any order, judgment or decree of any
                        Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Restatement Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Restatement Date and which the Issuing Lender in good faith deems material to it;

                                (ii) the Issuing Lender has received written
                        notice from any Lender, the Administrative Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied;

                                (iii) the expiry date of such Letter of Credit
                        is after the Revolving Termination Date, or, in the case of a Commercial Letter of Credit, the expiry date of such Letter of Credit is less than 15 days prior to the Revolving Termination Date, unless all of the Revolving Lenders have approved such expiry date in writing;

                                (iv) such Letter of Credit does not provide for
                        drafts, or is not otherwise in form and substance acceptable to the Issuing Lender, or the Issuance of such Letter of Credit shall violate any applicable policies of the Issuing Lender; or

                                (v) such Letter of Credit is denominated in a
                        currency other than Dollars.

        3.2 Issuance, Amendment and Extension of Letters of Credit. (a) Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Issuing Lender and the Administrative Agent at least four Business Days (or such shorter time as the Issuing Lender and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C

Application, and shall specify in form and detail satisfactory to the Issuing
Lender: (i) the face amount of the Letter of Credit; (ii) the expiry date of the Letter of Credit; (iii) the name and address of the beneficiary thereof; (iv) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (v) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vi) such other matters as the Issuing Lender may require.

                (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Lender will provide the Administrative Agent with a copy thereof. If and only if the Administrative Agent notifies the Issuing Lender on or before the Business Day immediately preceding the proposed date of Issuance of a Letter of Credit that the Issuing Lender may Issue such Letter of Credit, then, subject to the terms and conditions hereof, the Issuing Lender shall, on the requested date, Issue such Letter of Credit for the account of the Company in accordance with the Issuing Lender's usual and customary business practices. The Administrative Agent shall not give such notice if the Administrative Agent has knowledge that (A) such Issuance is not then permitted under subsection 3.1(a) as a result of the limitations set forth in clause (1) or (2) thereof or
(B) the Issuing Lender has received a notice described in subsection 3.1(b)(ii). The Administrative Agent will promptly notify the Lenders of any Letter of Credit Issuance hereunder.

                (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Lender will, upon the written request of the Company received by the Issuing Lender (with a copy sent by the Company to the Administrative Agent) at least four Business Days (or such shorter time as the Issuing Lender and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing
Lender: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of such Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Lender may require. The Issuing Lender shall not have any obligation to amend any Letter of Credit if the Issuing Lender would have no obligation at such time to Issue such Letter of Credit in its amended form under the terms of this Agreement.

                (d) The Issuing Lender and the Lenders agree that, while a Standby Letter of Credit is outstanding and prior to the Revolving Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Lender (with a copy sent by the Company to the Administrative Agent) at least four Business Days (or such shorter time as the Issuing Lender and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed date of notification of extension, the Issuing Lender shall be entitled, with the approval of the Administrative Agent, to authorize the automatic extension of any Standby Letter of Credit issued by it. Each such request for extension of a Standby Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the

Issuing Lender: (i) the Letter of Credit to be extended; (ii) the proposed date of notification of extension of such Letter of Credit (which shall be a Business
Day); (iii) the revised expiry date of such Letter of Credit (which, unless all Lenders otherwise consent in writing, shall be prior to the Revolving Termination Date); and (iv) such other matters as the Issuing Lender may require. The Issuing Lender shall not be under any obligation to extend any Letter of Credit if: (A) the Issuing Lender would have no obligation at such time to Issue or amend such Letter of Credit in its extended form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed extension of such Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically extended unless the beneficiary thereof receives notice from the Issuing Lender that such Letter of Credit shall not be extended, and if at the time of extension the Issuing Lender would be entitled to authorize the automatic extension of such Letter of Credit in accordance with this subsection 3.2(d) upon the request of the Company but the Issuing Lender shall not have received any L/C Amendment Application from the Company with respect to such extension or other written direction by the Company with respect thereto, the Issuing Lender shall nonetheless be permitted to allow such Letter of Credit to be extended, subject to the approval of the Administrative Agent, and the Company and the Lenders hereby authorize such extension, and, accordingly, the Issuing Lender shall be deemed to have received an L/C Amendment Application from the Company requesting such extension.

                (e) The Issuing Lender may, at its election (or as required by the Administrative Agent at the direction of the Required Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be, in the case of Standby Letters of Credit, a date not later than the Revolving Termination Date, and in the case of Commercial Letters of Credit, a date not later than 15 days prior to the Revolving Termination Date.

                (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than, as between the beneficiary and the Issuing Lender, any Letter of Credit).

                (g) The Issuing Lender will deliver to the Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or extension of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or extension of a Letter of Credit.

                (h) The Issuing Lender shall deliver to the Administrative Agent, on the last day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) and upon the date of each payment by the Company of the letter of credit fee referred to in subsection 3.8(a), a report setting forth as of such day the aggregate Effective Amount of all L/C Obligations outstanding on such date, and the Administrative Agent shall promptly forward copies of such report to all Revolving Lenders.

        3.3 Risk Participations, Drawings and Reimbursements.

                (a) Immediately upon the Issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Revolving Lender's Revolving Percentage times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender will promptly notify the Company and the Administrative Agent. The Company shall reimburse the Issuing Lender on each date that any amount is paid by the Issuing Lender under any Letter of Credit (each such date, an "Honor Date") in an amount equal to the amount so paid by the Issuing Lender. If the Company fails to reimburse the Issuing Lender for the full amount of any drawing under any Letter of Credit on the Honor Date, the Issuing Lender will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each Revolving Lender thereof, and the Company shall be deemed to have requested that Base Rate Loans be made by the Revolving Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Commitments and subject to the conditions set forth in
Section 5.2 other than subsection 5.2(a). Any notice given by the Issuing Lender or the Administrative Agent pursuant to this subsection 3.3(b) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                (c) Each Revolving Lender shall upon any notice pursuant to subsection 3.3(b) make available to the Administrative Agent for the account of the Issuing Lender an amount in Dollars and in immediately available funds equal to its Revolving Percentage of the amount of the drawing, whereupon the participating Revolving Lenders shall (subject to subsection 3.3(d)) each be deemed to have made a Revolving Loan consisting of a Base Rate Loan to the Company in such amount. If any Revolving Lender so notified fails to make available to the Administrative Agent for the account of the Issuing Lender the amount of such Revolving Lender's Revolving Percentage of the amount of such drawing by no later than 1:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Revolving Lender's obligation to make such payment, from the Honor Date to the date such Revolving Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Administrative Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Administrative Agent to give any such notice on the Honor Date or in sufficient time to enable any Revolving Lender to effect such payment on such date shall not relieve such Revolving Lender from its obligations under this Section 3.3.

                (d) With respect to any unreimbursed drawing that is not converted into Revolving Loans consisting of Base Rate Loans in whole or in part, because of the Company's failure to satisfy the conditions set forth in
Section 5.2 (other than subsection 5.2(a), which need not be satisfied) or for any other reason, the Company shall be deemed to have incurred from the Issuing Lender an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Base Rate Margin then in effect for Revolving Loans plus 2% per annum, and each Revolving Lender's payment to the Issuing Lender pursuant to subsection 3.3(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 3.3.

                (e) Each Revolving Lender's obligation in accordance with this Agreement to make Revolving Loans or L/C Advances, as contemplated by this
Section 3.3, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Issuing Lender, the Company or any other Person for any reason whatsoever,
(ii) the occurrence or continuance of an Event of Default, an Unmatured Event of Default or a Material Adverse Effect or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that each Revolving Lender's obligation to make Revolving Loans under this
Section 3.3 is subject to the conditions set forth in Section 5.2.

        3.4 Repayment of Participations. (a) Upon (and only upon) receipt by the Administrative Agent for the account of the Issuing Lender of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Lender under a Letter of Credit with respect to which any Revolving Lender has paid the Administrative Agent for the account of the Issuing Lender for such Revolving Lender's participation in such Letter of Credit pursuant to
Section 3.3 or (ii) in payment of interest thereon, the Administrative Agent will pay to each Revolving Lender, in like funds as those received by the Administrative Agent for the account of the Issuing Lender, the amount of such Revolving Lender's Revolving Percentage of such funds, and the Issuing Lender shall receive the amount of the Revolving Percentage of such funds of any Revolving Lender that did not so pay the Administrative Agent for the account of the Issuing Lender.

                (b) If the Administrative Agent or the Issuing Lender is required at any time to return to the Company, or to a trustee, receiver, liquidator or custodian, or to any official in any Insolvency Proceeding, any portion of any payment made by the Company to the Administrative Agent for the account of the Issuing Lender pursuant to subsection 3.4(a) in reimbursement of a payment made under a Letter of Credit or interest or fee thereon, each Revolving Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the Issuing Lender the amount of its Revolving Percentage of any amount so returned by the Administrative Agent or the Issuing Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Revolving Lender to the Administrative Agent or the Issuing Lender, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

        3.5 Role of the Issuing Lender. (a) Each Lender and the Company agree that, in honoring any drawing under a Letter of Credit, the Issuing Lender shall not have any responsibility to obtain any document (other than any sight draft and certificate expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                (b) No Agent-Related Person, Issuing Lender nor any of their respective correspondents, participants or assignees shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the

Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

                (c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under this Agreement or any other agreement. No Agent-Related Person, Issuing Lender nor any of their respective correspondents, participants or assignees shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.6; provided that, anything in such clauses to the contrary notwithstanding, the Company may have a claim against the Issuing Lender, and the Issuing Lender may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Issuing Lender's willful misconduct or gross negligence or the Issuing Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

        3.6 Obligations Absolute. The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Issuing Lender for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

                                (i) any lack of validity or enforceability of
                        this Agreement or any L/C-Related Document;

                                (ii) any change in the time, manner or place of
                        payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                                (iii) the existence of any claim, set-off,
                        defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                                (iv) any draft, demand, certificate or other
                        document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                                (v) any payment by the Issuing Lender under any
                        Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Issuing Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                                (vi) any exchange, release or non-perfection of
                        any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

                                (vii) any other circumstance or happening
                        whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

        3.7 Cash Collateral Pledge. If any Letter of Credit remains outstanding and partially or wholly undrawn as of the Revolving Termination Date, then the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to the maximum amount then available to be drawn under all Letters of Credit.

        3.8 Letter of Credit Fees. (a) The Company shall pay to the Administrative Agent for the account of each Revolving Lender a letter of credit fee with respect to each Letter of Credit equal to the L/C Fee Rate per annum of the daily maximum amount available to be drawn on such Letter of Credit, computed for each day such Letter of Credit is outstanding in arrears on the last Business Day of each fiscal quarter; provided that, during the existence of any Event of Default, the L/C Fee Rate shall be increased by 2% per annum.

                (b) The Company shall pay to the Issuing Lender a letter of credit fronting fee for each Letter of Credit Issued equal to 0.25% per annum of the daily maximum amount available to be drawn on such Letter of Credit, computed for each day such Letter of Credit is outstanding, on the last Business Day of each fiscal quarter and on the Revolving Termination Date (or such later date on which such Letter of Credit shall expire or be fully drawn).

                (c) The letter of credit fees payable under subsection 3.8(a) and the fronting fees payable under subsection 3.8(b) shall be due and payable quarterly in arrears on the last Business Day of each fiscal quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Restatement Date, to the Revolving Termination Date (or such later date upon which all outstanding Letters of Credit shall expire or be fully drawn), with the final payment to be made on the Revolving Termination Date (or such later date). For purposes of calculating the fees payable under subsection 3.8(a) and subsection 3.8(b), any undrawn Commercial Letter of Credit shall be considered outstanding and available to be drawn upon for 15 days after its expiry date.

                (d) The Company shall pay to the Issuing Lender from time to time on demand the normal issuance, payment, amendment and other processing fees, and other standard costs and charges, of the Issuing Lender relating to letters of credit as from time to time in effect.

        3.9 Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in such Letter of Credit) apply to each Letter of Credit.

        3.10 Non-Dollar Letters of Credit. The Company, the Administrative Agent, the Issuing Lender and all of the Lenders (i) agree that, upon the request of the Company, the Issuing Lender may (in its sole discretion) issue Letters of Credit ("Non-Dollar Letters of Credit") in currencies other than Dollars and (ii) further agree as follows with respect to such Non-Dollar Letters of Credit:

                (a) The Company agrees that its reimbursement obligation under subsection 3.3(b) and any resulting L/C Borrowing, in each case in respect of a drawing under any Non-Dollar Letter of Credit, (i) shall be payable in Dollars at the Dollar Equivalent of such obligation in the currency in which such Non-Dollar Letter of Credit was issued (determined on the date of payment) and
(ii) shall bear interest at a rate per annum equal to the sum of the Overnight Rate plus the Applicable Offshore Rate Margin for Revolving Loans plus 3% for each day from and including the Honor Date to but excluding the date such obligation is paid in full (it being understood that any payment received after 10:30 a.m., Chicago time, on any day shall be deemed received on the following Business Day).

                (b) Each Lender agrees that its obligation to make Revolving Loans under subsection 3.3(b) and to make L/C Advances for any unpaid reimbursement obligation or L/C Borrowing in respect of a drawing under any Non-Dollar Letter of Credit shall be payable in Dollars at the Dollar Equivalent of such obligation in the currency in which such Non-Dollar Letter of Credit was issued (calculated on the date of payment) (and any such amount which is not paid when due shall bear interest at a rate per annum equal to the Overnight Rate plus, beginning on the third Business Day after such amount was due, the Applicable Offshore Rate Margin for Revolving Loans).

                (c) For purposes of determining whether there is availability for the Company to request, continue or convert any Loan, or request, extend or increase the face amount of any Letter of Credit, the Dollar Equivalent of the Effective Amount of each Non-Dollar Letter of Credit shall be calculated on the date such Loan is to be made, continued or converted or such Letter of Credit is to be issued, extended or increased.

                (d) For purposes of determining (i) the amount of the unused portion of the Revolving Commitments under subsection 2.11(b), (ii) the letter of credit fee under subsection 3.8(a) and (iii) the letter of credit fronting fee under subsection 3.8(b), the Dollar Equivalent of the Effective Amount of any Non-Dollar Letter of Credit shall be determined on each of (1) the date of an issuance, extension or change in the stated amount of such Non-Dollar Letter of Credit, (2) the date of any payment by the Issuing Lender in respect of a drawing under such Non-Dollar Letter of Credit, (3) the last day of each calendar month and (4) each day on which the aggregate amount of the Revolving Commitments and/or L/C Commitment is reduced.

                (e) If, on the last day of any calendar month or any day on which the aggregate amount of the Revolving Commitments and/or L/C Commitment is reduced, the sum of the Effective Amount of all Revolving Loans plus the Effective Amount of all Letters of Credit plus the Effective Amount of all Swingline Loans (valuing the Effective Amount of, and all reimbursement obligations and L/C Borrowings of the Company in respect of, any Non-Dollar Letter of Credit at the Dollar Equivalent thereof as of such day) would exceed the aggregate amount of the Revolving Commitments, then the Company will immediately eliminate such excess by prepaying Revolving Loans and/or Swingline Loans and/or causing one or more Letters of Credit to be reduced or terminated.

                (f) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due in respect of any Non-Dollar Letter of Credit in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Issuing Lender could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Company in respect of any such sum due from it to the Administrative Agent, the Issuing Lender or any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of the applicable Non-Dollar Letter of Credit (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Issuing Lender of any sum adjudged to be so due in the Judgment Currency, the Issuing Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Issuing Lender in the Agreement Currency, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, the Issuing Lender or the Lender to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Issuing Lender in such currency, the Issuing Lender agrees to return the amount of any excess to the Company (or to any other Person who may be entitled thereto under applicable law).

                (g) For purposes of this Section, "Overnight Rate" means, for any day, the rate of interest per annum at which overnight deposits in the applicable currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the London Branch of BofA to major banks in the London or other applicable offshore interbank market. The Overnight Rate for any day which is not a Business Day (or on which dealings are not carried on in the applicable offshore interbank market) shall be the Overnight Rate for the immediately preceding Business Day.

                                   ARTICLE IV

                     TAXES, YIELD PROTECTION AND ILLEGALITY

        4.1 Taxes. (a) Any and all payments by the Company to each Lender or the Administrative Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

                (b) Subject to subsection 4.1(g), the Company agrees to indemnify and hold harmless each Lender and the Administrative Agent for the full amount of Taxes, Other Taxes and Further Taxes paid by such Lender in the amount necessary to preserve the amount such Lender would have received hereunder if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and reasonable out-of-pocket expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted; provided, however, that the Company shall not have to indemnify any Lender or the Administrative Agent for Taxes, Other Taxes, Further Taxes, penalties, additions to tax or expenses arising as a result of the gross negligence or wilful misconduct of such Person. Payment under this subsection 4.1(b) shall be made within 30 days from the date such Lender or the Administrative Agent makes written demand therefor and provides reasonable evidence of the payment of such Taxes, Other Taxes or Further Taxes.

                (c) If the Company shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then:

                                (i) (the sum payable shall be increased as
                        necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender or the Administrative Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                                (ii) the Company shall make such deductions and
                        withholdings; and

                                (iii) the Company shall pay the full amount
                        deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

                (d) Within 10 days after the date the Company receives any receipt for the payment of Taxes, Other Taxes or Further Taxes, the Company shall furnish to the Administrative Agent the original or a certified copy of such receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent and the Administrative Agent will promptly provide a copy thereof to all interested Lenders.

                (e) If the Company is required to pay additional amounts to any Lender or the Administrative Agent pursuant to subsection (b) of this Section or
Section 4.3, then such Lender
shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to reduce or eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of such Lender is not otherwise disadvantageous to such Lender.

                (f) If any Lender or the Administrative Agent receives a refund in respect of any Taxes, Other Taxes or Further Taxes as to which it has been indemnified by the Company pursuant to this Section 4.1, it shall repay such refund (to the extent of amounts that have been paid by the Company under this Section 4.1 with respect to such refund and not previously reimbursed) to the Company, net of all out-of-pocket expenses of such Lender or the Administrative Agent and without any interest.

                (g) The Company shall not be required to pay additional amounts to the Administrative Agent or any Lender pursuant to this Section 4.1 to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by the Administrative Agent or such Lender to comply with
Section 10.10.

        4.2 Illegality. (a) After the date hereof, if any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Lender to the Company through the Administrative Agent, any obligation of such Lender to make Offshore Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist.

                (b) After the date hereof, if a Lender determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay in full such Offshore Rate Loan, together with interest accrued thereon and any amount required under Section 4.4, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Offshore Rate Loan to such day, or on such earlier date on which such Lender may no longer lawfully continue to maintain such Offshore Rate Loan (as determined by such Lender). If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

                (c) If the obligation of any Lender to make or maintain Offshore Rate Loans has been terminated or suspended pursuant to subsection (a) or (b) above, all Loans which would otherwise be made by such Lender as Offshore Rate Loans shall be instead Base Rate Loans.

                (d) Before giving any notice to the Administrative Agent or demand upon the Company under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the sole judgment of such Lender, be illegal or otherwise disadvantageous to such Lender.

        4.3 Increased Costs and Reduction of Return. (a) After the date hereof, if any Lender determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate) in or in the interpretation of any law or regulation or (ii) compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loan or participating in Letters of Credit or, in the case of the Issuing Lender, any increase in the cost to the Issuing Lender of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

                (b) After the date hereof, if any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof or (iv) compliance by such Lender (or its Lending Office) or any Person controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any Person controlling such Lender and (taking into consideration such Lender's or such Person's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of any of its Commitments, Loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Company through the Administrative Agent, the Company shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

                (c) This Section 4.3 shall not require the Company to reimburse the Administrative Agent or any Lender for any Taxes which are otherwise covered by the indemnity set forth in Section 4.1 or any Excluded Taxes.

        4.4 Funding Losses. The Company shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

                (a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

                (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

                (c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.7;

                (d) the prepayment (including pursuant to Section 2.8) or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

                (e) the automatic conversion under subsection 2.4(a) of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Lenders under this Section and under subsection 4.3(a), each Offshore Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the IBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded. In connection with any assignment by any of BofA, Chase or BTCo. pursuant to Section 11.8(a) of any portion of the Loans or Commitments made prior to the earlier to occur of (i) the completion of the syndication of the facilities hereunder (as determined by the Arrangers) and (ii) 180 days following the Restatement Date, if the Company has an Offshore Rate Loan outstanding an interest in which is being assigned, then, unless the assigning Lender in its discretion agrees otherwise, the Company shall be deemed to have repaid any such Offshore Rate Loan as of such date and this Section 4.4 shall apply to any such deemed repayment.

        4.5 Inability to Determine Rates. If the Administrative Agent determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or the Required Lenders determine (and notify the Administrative Agent) that the Offshore Rate applicable pursuant to subsection 2.10(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore Rate Loans hereunder shall be suspended until the Administrative Agent, with the consent of the Required Lenders, revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

        4.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article IV shall deliver to the Company (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the basis for such claim and a calculation of the amount payable to such Lender and such certificate shall be prima facie evidence thereof. The Company shall not be required to make any payment to any Lender pursuant to Section 4.3 which is attributable to any period of time occurring more than 180 days prior to the date of any certificate described in the immediately preceding sentence delivered by such Lender to the

Company; provided that if the event or circumstance giving rise to any such payment under Section 4.3 is retroactive, the 180-day period referred to above will be extended to include the period of retroactive effect of the event or circumstance giving rise to such payment.

        4.7 Substitution of Lenders. In the event the Company becomes obligated to pay additional amounts to any Lender pursuant to Section 4.3 or the circumstances described in Section 4.2 exist with respect to any Lender, the Company may designate another Lender (with such other Lender's consent) which is acceptable to the Administrative Agent, the Issuing Lender and the Swingline Lender in their sole discretion (such other Lender being herein called a "Replacement Lender") to purchase the Loans of such Lender and such Lender's rights hereunder, without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid commitment fees in respect of such Lender's Commitments and any other amounts payable to such Lender under this Agreement, and to assume all the obligations of such Lender hereunder, and, upon such purchase, such Lender shall no longer be a party hereto or have any rights hereunder (other than indemnities and other similar rights applicable to such Lender prior to the date of such assignment and assumption) and shall be relieved from all obligations to the Company hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder; without limiting the generality of the foregoing, the Replacement Lender or the Company shall bear the processing fee referred to in subsection 11.8(a) in any such substitution.

        4.8 Survival. The agreements and obligations of the Company in this
Article IV shall survive the payment of all other Obligations.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

        5.1 Conditions to Effectiveness. This Agreement shall become effective on the date (the "Restatement Date") each of the conditions precedent set forth in this Section 5.1 has been satisfied or waived with the consent of the Required Lenders (or, with respect to subsection 5.1(f), with the consent of the Persons entitled to receive payment). The effectiveness of this Agreement is subject to the conditions that the Administrative Agent shall have received all of the following, in form and substance satisfactory to each Agent and each Lender, and (except for the New Notes) in sufficient copies for the Administrative Agent and each Lender:

                (a) Credit Agreement. This Agreement executed by the Company and the Lenders.

                (b) Incumbency. A certificate of the Secretary or an Assistant Secretary of the Company, Parent and Mike Mac certifying the names and true signatures of the officers of such Person authorized to execute, deliver and perform this Agreement and all other Loan Documents to be delivered by it hereunder.

                (c) Organization Documents; Good Standing. Each of the following documents:

                                (i) for the Company, Parent and Mike Mac, the
                        articles or certificate of incorporation and the bylaws of each such Person, as the case may be, as in effect on the Restatement Date, certified by the Secretary or Treasurer of such Person, as of the Restatement Date; and

                                (ii) a good standing certificate for the
                        Company, Parent and Mike Mac from the Secretary of State (or similar applicable Governmental Authority) of the jurisdiction of its organization.

                (d) Legal Opinions.

                                (i) An opinion of Gibson, Dunn & Crutcher LLP,
                        special counsel to the Company, Parent and Mike Mac, substantially in the form of Exhibit I-1, and

                                (ii) An opinion of internal counsel to the
                        Company, Parent and Mike Mac, substantially in the form of Exhibit I-2.

                (e) Notes. Notes payable to the order of each of the Lenders who have requested a Note under subsection 2.2(b) (collectively, the "New Notes").

                (f) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Restatement Date, together with Attorney Costs of the Administrative Agent and Banc of America Securities LLC to the extent invoiced at least three Business Days prior to the Restatement Date, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it or Banc of America Securities LLC through the Restatement Date (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and the Administrative Agent), including such costs, fees and expenses arising under or referenced in Section 11.4.

                (g) Confirmation. A confirmation from Parent and Mike Mac, substantially in the form of Exhibit T hereto.

                (h) Certificate. A certificate signed by a Responsible Officer, dated as of the Restatement Date, stating that:

                                (i) the representations and warranties contained
                        in Article VI are true and correct in all material respects on and as of such date, as though made on and as of such date;

                                (ii) no Event of Default or Unmatured Event of
                        Default exists or will result from the effectiveness of this Agreement; and

                                (iii) no event or circumstance has occurred
                        since June 30, 2000 that has resulted, or would reasonably be expected to result, in a Material Adverse Effect.

                (i) Tender Offers. Evidence satisfactory to the Agents that: the Company shall have accepted for payment and provided, pursuant to arrangements satisfactory to the Agents, for the payment of not less than 90% of the outstanding principal amount of the Old Subordinated Notes pursuant to the Old Subordinated Note Tender Offer and each of the conditions precedent to the purchases pursuant thereto shall have been satisfied to the satisfaction of the Administrative Agent; the Company shall have accepted for payment and provided, pursuant to arrangements satisfactory to the Agents, for the payment of not less than 90% of the outstanding principal amount of the Old Parent Discount Notes pursuant to the Old Parent Discount Note Tender Offer and each of the conditions precedent to the purchases pursuant thereto shall have been satisfied to the satisfaction of the Administrative Agent; and all terms and conditions of the Tender Offers and the Consent Solicitations shall be satisfactory to the Agents (including the maximum tender price and the aggregate amount of all fees and commissions paid to any information agent, solicitation agent, dealer manager or Person performing any similar role) and each Tender Offer and Consent Solicitation shall comply with the Tender Offer Documents and all applicable laws (including Rule 14e-1 under the Exchange Act and other Federal and state securities laws and regulations). There shall have been delivered to the Agents true and correct copies of all Tender Offer Documents, all of which shall be in form and substance satisfactory to the Agents.

                (j) Consent Solicitations. Evidence satisfactory to the Agents that (i) the Company shall have received sufficient Old Subordinated Note Consents pursuant to the Old Subordinated Note Consent Solicitation to authorize the execution and delivery of the Old Subordinated Note Supplemental Indenture and the Old Subordinated Note Supplemental Indenture shall have been duly executed and delivered by the Company, all guarantors of the Old Subordinated Notes and the Old Subordinated Note Trustee and all conditions to the effectiveness thereof shall have been satisfied or that all Old Subordinated Notes shall have been tendered to Bankers Trust Company, as depositary under the Old Subordinated Note Tender Offer, and not withdrawn and, subject to the terms of the Old Subordinated Note Tender Offer, the right to withdraw such tenders shall have expired and (ii) the Company shall have received sufficient Old Parent Discount Note Consents pursuant to the Old Parent Discount Note Consent Solicitation to authorize the execution and delivery of the Old Parent Discount Note Supplemental Indenture and the Old Parent Discount Note Supplemental Indenture shall have been duly executed and delivered by the Parent and the Old Parent Discount Note Trustee and all conditions to the effectiveness thereof shall have been satisfied or that all Old Parent Discount Notes shall have been tendered to Bankers Trust Company, as depositary under the Old Parent Discount Note Tender Offer, and not withdrawn and, subject to the terms of the Old Parent Discount Note Tender Offer, the right to withdraw such tenders shall have expired.

                (k) New Subordinated Notes. Evidence satisfactory to the Agents that the Company shall have issued the New Subordinated Notes on terms and conditions satisfactory to the Agents for gross proceeds of not less than $300,000,000.

                (l) Documents. A copy, certified as true and correct by the Secretary or the Treasurer of the Company, of each of (a) the New Subordinated Indenture, (b) the New Subordinated Note Purchase Agreement and (c) the registration rights agreement executed by the Company in connection with the issuance of the New Subordinated Notes.

                (m) Solvency Certificates. A Solvency Certificate, substantially in the form of Exhibit H-1, executed by a Responsible Officer of the Company and a Solvency Certificate, substantially in the form of Exhibit H-2, executed by a Responsible Officer of Parent.

                (n) Borrowing Base Certificate. A Borrowing Base Certificate dated as of March 31, 2001, appropriately completed.

                (o) Other Documents. Such other approvals, opinions, documents or materials as any Agent or any Lender may reasonably request.

        5.2 Conditions to All Credit Extensions. The obligation of each Lender to make any Loan to be made by it and the obligation of the Issuing Lender to Issue any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

                (a) Notice, Application. In the case of any Loan, the Administrative Agent shall have received a Notice of Borrowing and, in the case of any Issuance of any Letter of Credit, the Issuing Lender and the Administrative Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 3.2.

                (b) Continuation of Representations and Warranties. The representations and warranties in Article VI shall be true and correct in all material respects on and as of such Borrowing Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

                (c) No Existing Default. No Event of Default or Unmatured Event of Default shall exist or shall result from such Borrowing or Issuance.

Each Notice of Borrowing and L/C Application or L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of such notice and as of the applicable Borrowing Date or Issuance Date, that the conditions in this Section
5.2 are satisfied.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

        Each of the Company and Parent represents and warrants to each Agent and each Lender that:

        6.1 Corporate Existence and Power. Each of Parent, the Company and each of its Subsidiaries:

                (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                (b) has the power and authority and all governmental licenses, authorizations, consents and approvals (i) to own its assets and to carry on its business and (ii) to execute, deliver and perform its obligations under the Loan Documents;

                (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

                (d) is in compliance with all Requirements of Law;

except, in each case referred to in clause (b)(i), (c) or (d), to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

        6.2 Corporate Authorization; No Contravention. The execution and delivery by each of the Company and Parent of this Agreement and each other Loan Document to which it is a party, the Borrowings hereunder, the execution and delivery by each Subsidiary of each Loan Document to which it is a party, the performance by each of the Company, Parent and each Subsidiary of its obligations under each Loan Document to which it is a party and the incurrence of the Obligations (i) are within the corporate powers of the Company, Parent and each Subsidiary, as applicable, (ii) have been duly authorized by all necessary corporate action on the part of the Company, Parent and each Subsidiary (including any necessary shareholder action) and (iii) do not and will not:

                (a) contravene the terms of any of the Organization Documents of the Company, Parent or any Subsidiary;

                (b) conflict with or result in a breach or contravention of, or the creation of any Lien (other than Liens in favor of the Administrative Agent) under, any document evidencing any Contractual Obligation to which the Company, Parent or any Subsidiary is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company, Parent, any Subsidiary or any of their properties are subject; or

                (c) violate any Requirement of Law.

        6.3 Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required for the execution, delivery or performance by, or enforcement against, (i) the Company or Parent of this Agreement or any other Loan Document to which it is a party or (ii) any Subsidiary with respect to each Loan Document to which it is a party, except, in each case, for filings required to perfect Liens in favor of the Administrative Agent granted under the Loan Documents.

        6.4 Binding Effect. This Agreement and each other Loan Document to which the Company or Parent is a party constitutes the legal, valid and binding obligation of the Company or Parent, as the case may be, enforceable against the Company or Parent, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability; and with respect to each Subsidiary, each Loan Document to which such Subsidiary is a party constitutes the legal, valid and binding obligation of such Subsidiary, enforceable against such Subsidiary in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by equitable principles relating to enforceability.

        6.5 Litigation. Except as specifically disclosed in Schedule 6.5, there are no actions, suits, proceedings, claims or disputes pending or, to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against Parent, the Company or any Subsidiary or any of their respective properties which: (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (b) would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

        6.6 No Default. No Event of Default or Unmatured Event of Default exists or would result from the incurring of any Obligations by the Company, Parent or any Subsidiary. As of the Restatement Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect that, individually or together with all such defaults, would reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Restatement Date, create an Event of Default under subsection 9.1(e).

        6.7 ERISA Compliance.

                (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. To the best knowledge of the Company, nothing has occurred which would cause any Plan which is intended to qualify under Section 401(a) of the Code to fail to be so qualified. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made within the last five years with respect to any Plan.

                (b) There are no pending or, to the best knowledge of the Company, threatened claims, actions or lawsuits, or actions by any Governmental Authority, with respect to any Plan which has resulted or would reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or would reasonably be expected to result in a Material Adverse Effect.

                (c) (i) No ERISA Event has occurred or is reasonably expected to occur that would reasonably be expected to have a Material Adverse Effect; (ii) no contribution failure has occurred with respect to a Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; and (iii) except for liability the Company has incurred under the agreement between the Company and the PBGC, dated April 7, 1997, as amended, neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability to the PBGC under Title IV of ERISA with respect to any Pension Plan.

        6.8 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Sections 7.13 and 8.7. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

        6.9 Title to Properties. Each of the Company and each Subsidiary has good record and marketable title in fee simple to, or a valid leasehold interest in, all real property necessary or used in the ordinary conduct of its businesses, except for such defects in title as would not, individually or in the aggregate, have a Material Adverse Effect. Each of the Company and each Subsidiary has good title to all their other respective material properties and assets (except for those assets disposed of not in violation of this Agreement and the other Loan Documents and except for encumbrances and title defects that would not be reasonably likely to have a Material Adverse Effect). As of the Restatement Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

        6.10 Taxes. Parent, the Company and its Subsidiaries have filed all Federal and State income tax returns and all other material tax returns and reports required to be filed, and have paid all Federal and State income taxes and all other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against Parent, the Company or any Subsidiary that would, if made, have a Material Adverse Effect. The Tax Sharing Agreement is the only agreement among Parent, the Company and its Subsidiaries regarding tax sharing, tax reimbursement or tax indemnification.

        6.11 Financial Condition. (a) The audited consolidated financial statements of Parent dated June 30, 1998, June 30, 1999 and June 30, 2000, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal periods ended on such dates:

                                (i) were prepared in accordance with GAAP
                        consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein;

                                (ii) present fairly the financial condition of
                        Parent and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby; and

                                (iii) except as specifically disclosed in
                        Schedule 6.11, show all material indebtedness and other liabilities, direct or contingent, of Parent and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations, to the extent required by GAAP to be shown on such financial statements.

                (b) Since June 30, 2000, there has been no Material Adverse Effect.

                (c) The Company has furnished to each Agent and each Lender an estimated consolidated pro forma balance sheet of Parent and its Subsidiaries as of June 30, 2001 (giving effect to the Refinancing Transactions, assuming all such transactions had occurred on June 30, 2001), prepared by the Company and certified as true and correct in all material respects by a Responsible Officer of the Company.

                (d) The Company has furnished to each Agent and each Lender financial projections and covering the period from the commencement of the 2002 fiscal year through the 2010 fiscal year. Such projections were prepared by the Company and its Subsidiaries in good faith on the basis of information and assumptions that the Company and its senior management believed to be reasonable as of the date of such projections and such assumptions are reasonable as of the Restatement Date (it being understood that projections are subject to significant uncertainties and contingencies, many of which are beyond the Company's control, and that no assurance can be given that the projections will be realized).

        6.12 Regulated Entities. None of Parent, the Company or any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940. None of Parent, the Company or any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

        6.13 No Burdensome Restrictions. None of Parent, the Company nor any Subsidiary is a party to or bound by any Contractual Obligation or subject to any restriction in any Organization Document or any Requirement of Law which would reasonably be expected to have a Material Adverse Effect.

        6.14 Copyrights, Patents, Trademarks and Licenses, etc. The Company and its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, trade secrets and other similar rights ("Intellectual Property") that are necessary for the operation of their respective businesses, without conflict with the rights of any other Person except for Intellectual Property the failure of which to own or be licensed or otherwise have the right to use, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect. All of such Intellectual Property is subsisting, valid and enforceable, except to the extent that the failure to be subsisting, valid and enforceable would not be reasonably expected to have a Material Adverse Effect. Except to the extent set forth on Schedule 6.14, there is no individual item of Intellectual Property the loss of which would reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person except for any infringement which, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect. Except as specifically disclosed on Schedule 6.5, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code, relating in each case to Intellectual

Property, is, to the knowledge of the Company, pending or proposed, which, in either case, would reasonably be expected to have a Material Adverse Effect.

        6.15 Subsidiaries. As of the Restatement Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule
6.15 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 6.15. As of the Restatement Date, the Company has no Material Subsidiaries.

        6.16 Insurance. Except as specifically disclosed in Schedule 6.16, the properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

        6.17 Solvency, etc. On the Restatement Date (or, in the case of any Person that becomes a party to any Loan Document after the Restatement Date, on the date such Person becomes such a party), and immediately prior to and after giving effect to the Issuance of each Letter of Credit and each Borrowing hereunder and the use of the proceeds thereof, (a) each of the Company, Parent and each Material Subsidiary will not have an unreasonably small capital, (b) each of the Company, Parent and each Material Subsidiary will be solvent, will be able to pay its liabilities as they mature and (c) both the fair value and fair saleable value of the assets of the Company, Parent and each Material Subsidiary exceeds the liabilities, respectively, of each of the Company, Parent and each Material Subsidiary.

        6.18 Real Property. Set forth on Schedule 6.18 is a complete and accurate list, as of the Restatement Date, of the address and legal description of any real property owned by the Company or any Subsidiary.

        6.19 Swap Obligations. Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

        6.20 Senior Indebtedness. The Company's obligation to pay the Obligations, including interest thereon and all fees, costs, expenses and indemnities related thereto, constitutes "Designated Senior Debt" of the Company as such term is defined in the New Subordinated Indenture. Parent's obligation to pay its Guaranty Obligations under Article XII constitutes "Guarantor Designated Senior Debt" of Parent as such term is defined in the New Subordinated Indenture. The Company acknowledges that the Lenders and the Administrative Agent have entered into this Agreement, and have extended Commitments, in reliance upon the subordination provisions in the New Subordinated Notes and the New Subordinated Indenture. If any Qualified Notes are outstanding, the representations and warranties in this Section shall be deemed made with respect to Qualified Notes and the related Qualified Indenture to the same extent made with respect to New Subordinated Notes and the New Subordinated Indenture.

        6.21 Environmental Warranties. Except as set forth in Schedule 6.21:

                (a) all facilities and property (including underlying groundwater) owned or leased by the Company or any of its Subsidiaries are in compliance with all Environmental Laws, except for such non-compliance as would not reasonably be expected to result in a Material Adverse Effect;

                (b) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims, except for such Environmental Claims that are not reasonably likely, either singly or in the aggregate, to result in a Material Adverse Effect;

                (c) there have been no Releases of Hazardous Materials at, on or under any property now or, to the best of the Company's knowledge, previously owned or leased by the Company or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                (d) the Company and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses, except to the extent that the failure to have or comply with such permits, certificates, approvals, licenses and other authorizations relating to environmental matters would not be reasonably likely to have a Material Adverse Effect;

                (e) no property now or, to the best of the Company's knowledge, previously owned or leased by the Company or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, or, to the best of the Company's knowledge, is on the CERCLIS or on any similar state list of sites requiring investigation or clean-up, except, in each case, for any such listing that, singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and

                (f) to the best of the Company's knowledge, neither the Company nor any Subsidiary of the Company has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, or which is the subject of Federal, state or local enforcement actions or other investigations which may lead to Environmental Claims against the Company or such Subsidiary except, in each case, to the extent that the foregoing would not reasonably be expected to have a Material Adverse Effect.

        6.22 Full Disclosure. None of the representations or warranties made by Parent, the Company or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made and none of the written statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Parent, the Company or any Subsidiary in connection with the Loan Documents, considering each of the foregoing and in the context in which it was made and together with all other representations, warranties and written statements theretofore furnished by Parent, the Company and its Subsidiaries to the Administrative Agent and the Lenders in connection with the Loan Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make such representation, warranty or written statement, in light of the circumstances under which it is made, not misleading as of the time when made or delivered; provided that the Company's representation and warranty as to any forecast, projection or other statement regarding future performance, future financial results or other future development is limited to the fact that such forecast, projection or statement was prepared in good faith on the basis of information and assumptions that the Company believed to be reasonable as of the date such material was prepared (it being understood that projections are subject to significant uncertainties and contingencies, many of which are beyond the Company's control, and that no assurance can be given that the projections will be realized).

        6.23 Refinancing Transactions. At the time of consummation thereof, each Refinancing Transaction shall have been consummated in accordance with the respective Refinancing Transaction Documents applicable thereto and in compliance with all applicable laws (including the Securities Act of 1933, Rule 14e-1 under the Exchange Act and all other Federal and state securities laws). At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all Governmental Authorities required in order to consummate the Refinancing Transactions shall have been obtained, given, filed or taken and are or will be in full force and effect. All applicable waiting periods with respect to the Refinancing Transactions have expired without any action being taken by any competent Governmental Authority which restrains, prevents or imposes material adverse conditions upon the consummation of any such transaction. At the time of consummation thereof, there shall not exist any judgment, order or injunction prohibiting or imposing material adverse conditions on any of the Refinancing Transactions. The execution and delivery of the Refinancing Transaction Documents did not, and the consummation of the Refinancing Transactions will not, violate in any material respect any Requirement of Law, or result in a breach of, or constitute a default under, any Contractual Obligation affecting the Company or any of its Subsidiaries. None of the Refinancing Transaction Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        6.24 Business of Parent. Parent is engaged solely in the business of being a holding company for the Company.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

        So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

        7.1 Financial Statements. The Company shall deliver to the Administrative Agent (which shall promptly provide copies to each Lender), in form and detail satisfactory to the Required Lenders:

                (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of Parent and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by (i) the opinion of a nationally-recognized independent public accounting firm (the "Independent Auditor"), which report (x) shall state that such consolidated financial statements present fairly the consolidated financial position of Parent and its Subsidiaries for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (y) shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of Parent's or any of its Subsidiary's records and (ii) a comparison with the budget for such fiscal year;

                (b) Promptly when available, and in any event within 30 days after the end of each month that is not the end of a fiscal quarter, and within 45 days after the end of each month that is the end of a fiscal quarter (other than the last month of each fiscal year), a copy of the unaudited consolidated balance sheet of Parent and its Subsidiaries as of the end of such month and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such month, including a comparison with the corresponding month and period of the previous fiscal year and a comparison with the budget for such month and for such period of the current fiscal year, together with a certificate of a Responsible Officer of the Company that each such statement fairly presents the financial condition and results of operations (subject to normal year-end audit adjustments) of Parent and its Subsidiaries and has been prepared in accordance with GAAP consistently applied; and

                (c) Not later than 60 days after the end of each fiscal year, a copy of the projections of Parent of the consolidated operating budget and cash flow budget of Parent and its Subsidiaries for the succeeding fiscal year (including an explanation of the assumptions used in preparing such budgets), such projections to be accompanied by a certificate of a Responsible Officer of the Company to the effect that (i) such projections were prepared by the Company in good faith, (ii) the Company has a reasonable basis for the assumptions contained in such projections and (iii) such projections have been prepared according to such assumptions.

        7.2 Certificates; Other Information. The Company shall furnish to the Administrative Agent (and the Administrative Agent will promptly distribute copies of the same to the Lenders):

                (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default or Unmatured Event of Default, except as specified in such certificate;

                (b) concurrently with the delivery of the financial statements referred to in subsection 7.1(a) and each set of quarterly statements referred to in subsection 7.1(b), a Compliance Certificate executed by a Responsible Officer;

                (c) promptly, copies of all financial statements and regular, periodic or special reports (including Forms 10K, 10Q and 8K) that Parent, the Company or any Subsidiary may make to, or file with, the SEC;

                (d) promptly from time to time, any notices (including notices of default or acceleration thereunder) received from any holder or trustee of, under or with respect to any Subordinated Debt of the Company;

                (e) forthwith upon any Qualified Refinancing, a copy of the related Qualified Indenture, certified as true and correct by the Secretary or an Assistant Secretary of the Company;

                (f) within 30 days of the end of each month, a Borrowing Base Certificate dated as of the end of such month and executed by a Responsible Officer (provided that (i) the Company may deliver a Borrowing Base Certificate more frequently if it chooses and (ii) after an Event of Default shall have occurred and be continuing, the Required Revolving Lenders may request that the Company deliver Borrowing Base Certificates more frequently); and

                (g) promptly, such additional information regarding the business, financial or corporate affairs of Parent, the Company or any Subsidiary as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

        7.3 Notices. Promptly upon a Responsible Officer obtaining knowledge thereof, the Company shall notify the Administrative Agent (and the Administrative Agent will promptly distribute such notice to the Lenders) of:

                (a) the occurrence of any Event of Default or Unmatured Event of Default;

                (b) any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, including, if applicable, (i) any breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary, (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary;

                (c) the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than ten days after such event), and deliver to the Administrative Agent (which shall promptly deliver to each Lender a copy thereof) a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

                                (i) an ERISA Event; or

                                (ii) a contribution failure with respect to a
                        Pension Plan sufficient to give rise to a Lien under
                        Section 302(f) of ERISA;

                (d) any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries;

                (e) any Mandatory Prepayment Event;

                (f) other than payments permitted by subsection 8.16(g), any proposed payment of principal of Subordinated Debt prior to the making thereof; and

                (g) upon the request from time to time of the Administrative Agent, the Swap Termination Values, together with a description of the method by which such values were determined, relating to any then-outstanding Swap Contracts to which the Company or any of its Subsidiaries is party.

        Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 7.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or any other Loan Document that have been breached or violated.

        7.4 Preservation of Corporate Existence, Etc. The Company shall cause each Subsidiary to:

                (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation, except a Subsidiary need not be in compliance with the foregoing to the extent such Subsidiary is sold pursuant to Section 8.2 or merged or consolidated into another Person pursuant to Section 8.3;

                (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises, in each case which are material and which are necessary or desirable in the normal conduct of its business, except in connection with transactions permitted by Section 8.3 and dispositions of assets permitted by Section 8.2; and

                (c) preserve or renew all of its registered patents, copyrights, trademarks, trade names and service marks, the non-preservation of which would reasonably be expected to have a Material Adverse Effect.

        7.5 Maintenance of Property. Each of the Company and Parent shall, and shall cause each Subsidiary to, maintain and preserve all property material to the normal conduct of its business in good working order and condition, ordinary wear and tear excepted, other than obsolete, worn out or surplus equipment.

        7.6 Insurance. The Company shall, and shall cause each Subsidiary to, maintain with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

        7.7 Payment of Obligations. Each of the Company and Parent shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary in respect thereof, all of its obligations and liabilities, including:

                (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; and

                (b) all lawful claims which, if unpaid, would by law become a Lien upon its property;

provided that no violation of this Section 7.7 with respect to any Indebtedness shall constitute an Event of Default unless such violation is also an Event of Default under subsection 9.1(e).

        7.8 Compliance with Laws. Each of the Company and Parent shall, and shall cause each Subsidiary to, comply in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

        7.9 Compliance with ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

        7.10 Inspection of Property and Books and Records. Each of the Company and Parent shall, and shall cause each Subsidiary to, maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. Each of the Company and Parent shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Administrative Agent or any Lender (a) to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and to make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants and (b) to inspect any of their Inventory and equipment, to perform appraisals of any of their equipment, and to inspect, audit, check and make copies and/or extracts from the books, records, computer data and records, computer programs, journals, orders, receipts, correspondence and other data relating to Inventory, Accounts Receivable, contract rights, general intangibles, equipment and any other Collateral, or relating to any other transactions between the parties hereto; at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, that when an Event of Default exists, the Administrative Agent or any Lender may do any of the foregoing without advance notice. After the occurrence and during the continuance of an Event of Default, any such inspection shall be at the Company's expense.

        7.11 Interest Rate Protection. The Company shall, within 90 days of the Restatement Date, enter into and thereafter maintain one or more Permitted Swap Obligations for a notional amount of at least $200,000,000 for a term of at least three years, on terms and conditions reasonably satisfactory to the Administrative Agent, and, except for interest rate caps for which all of the Company's obligations are paid in full upon the Company's entering into such Permitted Swap Obligations and with respect to which the Company's obligations are not secured under the Collateral Documents, on an ISDA standard form with one or more Lenders or Affiliates thereof or with counterparties reasonably acceptable to the Administrative Agent.

        7.12 Environmental Covenant. The Company will, and will cause each of its Subsidiaries to,

                (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

                (b) promptly notify the Administrative Agent and provide copies of all written material Environmental Claims, and act in a diligent and prudent fashion to address such Environmental Claims, including Environmental Claims that allege that the Company or any of its Subsidiaries is not in compliance with Environmental Laws; and

                (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 7.12.

        7.13 Use of Proceeds. The Company shall use the proceeds of the Loans and the Letters of Credit (i) to finance the Refinancing Transactions and to pay fees and expenses related thereto and (ii) for working capital and other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document; provided that Revolving Loans may be used to finance Acquisitions permitted in accordance with subsection 8.4(i).

        7.14 Further Assurances. (a) Each of the Company and Parent shall, and shall cause each Subsidiary to, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreement, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Administrative Agent or the Required Lenders, as the case may be, may reasonably request from time to time in order (1) to ensure that (i) the obligations of the Company and Parent hereunder and under the other Loan Documents are secured by substantially all assets of the Company and Parent (provided, that unless otherwise reasonably required by the Required Lenders, the pledge of the Capital Stock of a Foreign Subsidiary shall be limited to 65% of the outstanding Capital Stock of such Subsidiary) and guaranteed, pursuant to the Loan Documents, by Parent and all Domestic Subsidiaries that are Material Subsidiaries (including, promptly upon the acquisition or creation thereof, any Material Subsidiary created or acquired after the date hereof) and (ii) the obligations of each Subsidiary under the Loan Documents are secured by substantially all of the assets of such Subsidiary (provided, that unless reasonably required by the Required Lenders, the pledge of the Capital Stock of a Foreign Subsidiary shall be limited to 65% of the outstanding Capital Stock of such Subsidiary), (2) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby and (3) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Administrative Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Administrative Agent and the Lenders under any Loan Document or under any other document executed in connection therewith. Contemporaneously with the execution and delivery of any document referred to above, each of the Company and Parent shall, and shall cause each Subsidiary to, deliver all resolutions, opinions and corporate documents as the Administrative Agent or the Required Lenders may reasonably request to confirm the enforceability of such document and the perfection of the security interest created thereby, if applicable. The Company shall, and shall cause its Subsidiaries to, use best efforts to obtain consents of landlords to the granting of security interests in favor of the Administrative Agent for the benefit of the Lender Parties in all leasehold interests of the Company or any Subsidiary of real property that is used for distribution or warehousing and has aggregate improvements of 100,000 square feet or greater and such other leased properties as the Administrative Agent may reasonably request; provided, however, that such best efforts obligation shall not require the Company or any Subsidiary to make any payment of money or property.

                (b) If at any time (x) there are Subsidiaries that are not parties to the Subsidiary Security Agreement or the Subsidiary Guaranty and (y)
(i) the aggregate assets of such Subsidiaries exceed 5% of the consolidated assets of the Company and its Subsidiaries, (ii) the aggregate revenues of such Subsidiaries for any fiscal quarter exceed 5% of the consolidated revenues of the Company and its Subsidiaries for such period or (iii) the aggregate investments of the Company and its other Subsidiaries in and advances to such Subsidiaries exceed 5% of the consolidated assets of the Company and its Subsidiaries, then the Company shall cause one or more Subsidiaries that are not then parties to the Subsidiary Security Agreement and/or the Subsidiary Guaranty to execute and deliver to the Administrative Agent counterparts to such agreements and become parties thereto such that the circumstances described in the foregoing clauses (y)(i), (y)(ii) and (y)(iii) do not exist, and in connection with such execution and delivery the Company shall cause to be delivered to the Administrative Agent such opinions of counsel and other supporting documentation in respect thereof as the Administrative Agent shall reasonably request.

                (c) The Company shall cause each financial institution at which Parent, the Company or any Domestic Subsidiary maintains any lockbox, deposit account or other similar account to deliver to the Administrative Agent and the Company a writing, in form and substance satisfactory to the Administrative Agent, acknowledging and consenting to the security interest of the Administrative Agent in such lockbox or account and all cash, checks, drafts and other instruments or writings for the payment of money from time to time therein, confirming such financial institution's agreement to follow the instructions of the Administrative Agent with respect to all such cash, checks, drafts and other instruments or writings for the payment of money following the occurrence of any Event of Default or Unmatured Event of Default of the type specified in subsection 9.1(f) or (g) and waiving all rights of setoff and banker's lien on all items held in any such lockbox or account. With respect to each of the accounts held at First State Bank Lake Lillian and listed on
Schedule V of the Security Agreement (Company and Parent), the Company shall not be obligated to obtain an agreement from such bank covering such account and satisfying the requirements of the immediately preceding sentence so long as the amount in such account is less than $5,000; provided, however, that notwithstanding the foregoing, upon the occurrence of an Event of Default or Unmatured Event of Default or at the request of Administrative Agent, the Company shall have 30 days to obtain an agreement covering each of the accounts referred to in this sentence and satisfying the requirements of the immediately preceding sentence.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

        So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing:

        8.1 Limitation on Liens. The Company and Parent shall not, and shall not permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

                (a) any Lien existing on property of the Company or any Subsidiary on the Restatement Date and set forth on Schedule 8.1 securing Indebtedness outstanding on such date;

                (b) any Lien created under any Loan Document;

                (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.7, provided that no notice of lien has been filed or recorded under the Code;

                (d) growers', carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

                (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

                (f) Liens on property of the Company or any Subsidiary securing
(i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) surety bonds (excluding appeal bonds and other bonds posted in connection with court proceedings or judgments) and (iii) other non-delinquent obligations of a like nature, in each case, incurred in the ordinary course of business, provided that all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

                (g) Liens consisting of judgment or judicial attachment Liens and Liens securing contingent obligations on appeal bonds and other bonds posted in connection with court proceedings or judgments, provided that the enforcement of such Liens is effectively stayed;

                (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

                (i) purchase money security interests on any property acquired by the Company or any Subsidiary in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property, provided that (i) any such Lien attaches to such property concurrently with or within 45 days after the acquisition thereof,
(ii) such Lien attaches solely to the property so acquired in such transaction,
(iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such property and (iv) the principal amount of the Indebtedness secured by all such purchase money security interests shall not at any time exceed $***;

                (j) Liens securing obligations in respect of capital leases on assets subject to such leases (and secured by only the assets subject to such leases) (provided that such capital leases are otherwise permitted hereunder) or Liens on property sold in a Sale/Leaseback Transaction provided that such Liens shall cover only the property subject to such Sale/Leaseback Transaction and the amount of Indebtedness secured thereby shall not exceed the fair market value of the property sold;

                (k) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution, provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

                (l) Liens in connection with a Permitted Receivables Facility;

                (m) Liens under Permitted Security Agreements;

                (n) Liens securing Acquired Indebtedness permitted by subsection 8.5(k), provided that such Liens were in existence prior to the contemplation of the related Acquisition and do not extend to any assets other than the property financed with such Acquired Indebtedness;

                (o) Liens, defects and other matters specifically disclosed on the title insurance policies delivered to and accepted by the Administrative Agent on the Closing Date in connection with properties subjected to a Mortgage on the Closing Date;

                (p) extensions, renewals and replacements of Liens referred to in clauses (a) through (o) above, provided that any such extension, renewal or replacement Lien is limited to the property or assets covered by the Lien extended, renewed or replaced and does not secure any Indebtedness in addition to that secured immediately prior to such extension, renewal or replacement; and

                (q) Liens securing other Indebtedness of the Company and its Subsidiaries not expressly permitted by clauses (a) through (p) above; provided that the aggregate amount of the Indebtedness secured by Liens permitted pursuant to this clause (q) shall not exceed $*** in the aggregate outstanding at any time.

        8.2 Disposition of Assets. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

                (a) dispositions of Inventory, or worn-out or surplus equipment, all in the ordinary course of business;

                (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment, unless such equipment is not needed in the Company's or such Subsidiary's business;

                (c) transfers of Accounts Receivable under a Permitted Receivables Facility;

                (d) dispositions not otherwise permitted hereunder (including the disposition of all of the Capital Stock of any operating Subsidiary by sale of stock or by merger of such Subsidiary with or into another Person, but excluding any Sale/Leaseback Transaction) which are made for fair market value if the fair market value of all assets so disposed of by the Company and its Subsidiaries under this clause (d) since the Restatement Date does not exceed $*** in the aggregate; provided that (i) at the time of any disposition, no Event of Default or Unmatured Event of Default shall exist or will result from such disposition, (ii) at least 75% of the consideration received by the Company or such Subsidiary from such disposition is in cash or Cash Equivalent Investments and (iii) the proceeds thereof are applied as provided in subsection 2.8(a);

                (e) mergers expressly permitted by clauses (i) and (ii) of
Section 8.3 or transfers by any Wholly-Owned Subsidiary of the Company of its assets upon its liquidation to the Company or any of its other Wholly-Owned Subsidiaries;

                (f) dispositions (including by means of a Sale/Leaseback Transaction) of Assets Held for Sale for consideration not less than the fair market value of the assets disposed of;

                (g) dispositions of assets for not less than fair market value in Sale/Leaseback Transactions permitted under Section 8.18 (provided that the aggregate fair market value of all property sold pursuant to this clause (g) may not exceed $***); and

                (h) dispositions of assets having an aggregate fair market value not exceeding $*** in any fiscal year.

        8.3 Consolidations and Mergers. The Company shall not, and shall not permit any Subsidiary to, merge or consolidate with or into any other Person, except that (i) any Subsidiary may merge with the Company (provided that the Company shall be the continuing or surviving corporation) or with any one or more Wholly-Owned Subsidiaries (provided that a Wholly-Owned Subsidiary shall be the continuing or surviving corporation), (ii) any Wholly-Owned Subsidiary may acquire by merger any Person in an Acquisition permitted by subsection 8.4(i) (provided that such Wholly-Owned Subsidiary is the survivor of such merger) and
(iii) any Subsidiary may be merged with or into any other Person in a transaction permitted by subsection 8.2(d).

        8.4 Loans and Investments. The Company shall not, and shall not permit any Subsidiary to, purchase or acquire, or make any commitment to purchase or acquire, any Capital Stock, equity interest or other obligations or securities of, or any interest in, any other Person, or make or commit to make any Acquisition, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any other Person, except for:

                (a) investments in Cash Equivalent Investments;

                (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

                (c) investments by the Company in its Wholly-Owned Subsidiaries or by any Subsidiary in any Wholly-Owned Subsidiary, in the form of contributions to capital or loans or advances; provided that, immediately before and after giving effect to such investment, no Event of Default or Unmatured Event of Default shall have occurred and be continuing and the aggregate amount invested in Foreign Subsidiaries after the Restatement Date shall not exceed $***;

                (d) loans or advances made by any Subsidiary to the Company;

                (e) loans and advances to employees in the ordinary course of business (such as travel advances) in an aggregate amount not at any time exceeding $***;

                (f) investments by the Company and its Subsidiaries in Joint Ventures in the form of contributions of capital, loans, advances or Contingent Obligations; provided that, immediately before and after giving effect to such investment, (x) no Event of Default or Unmatured Event of Default shall have occurred and be continuing, including pursuant to Section 8.9, and (y) the aggregate amount of all investments pursuant to this clause (f) shall not exceed $*** in the aggregate outstanding at any time;

                (g) investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations;

                (h) other investments in an aggregate amount not exceeding $*** on and after the Restatement Date (with all such investments valued at the time of investment at the cash amount thereof, if in cash, the fair market value thereof as determined by the board of directors of the Company, if in property, and at the maximum amount thereof if in Contingent Obligations);

                (i) Acquisitions, provided that

                                (i) the Company shall have delivered to the
                        Administrative Agent evidence in form and substance satisfactory to the Administrative Agent that the financial conditions referred to in clause (ii) below with respect to such Acquisition will be satisfied, together with a statement of a Responsible Officer of the Company detailing all amounts required to consummate the prospective Acquisition and a business description and summary of terms of the prospective Acquisition,

                                (ii) the Company shall be in compliance with all
                        financial covenants in Sections 8.11, 8.12, 8.13 and
                        8.14 on a pro forma basis for the period of four consecutive fiscal quarters ending on the last day of the last completed fiscal quarter immediately preceding the proposed date of consummation of the prospective Acquisition (on the assumption such Acquisition occurred on the first day of such four fiscal quarter period and using historical results of the Company and its Subsidiaries and the related Acquisition Prospect for such period, and including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Securities Act),

                                (iii) such Acquisition shall be consummated in
                        accordance with all Requirements of Law and the Company and its Subsidiaries shall have obtained all consents and approvals necessary or desirable to such consummation and the business operations of such Acquisition Prospect after such Acquisition, including governmental and contractual approvals,

                                (iv) no Event of Default or Unmatured Event of
                        Default shall exist at the time of consummation thereof or would result therefrom,

                                (v) the Person to be acquired (or its Board of
                        Directors or equivalent governing body) has not (A) announced it will oppose such Acquisition or (B) commenced any action which alleges that such Acquisition violates, or will violate, any Requirement of Law, and

                                (vi) the total consideration for all such
                        Acquisitions (including cash and noncash purchase price, liabilities assumed, deferred or financed purchase price, purchase price characterized as noncompetition payments and the like), together with the amount of all investments made pursuant to subsection 8.4(j), does not exceed in the aggregate during the term of this Agreement an amount equal to the sum of (x) $*** plus
                        (y) an amount
                        equal to the aggregate amount received by the Company as capital contributions from Parent after the Restatement Date (provided that no more than $*** (plus an amount equal to the aggregate amount received by the Company as capital contributions from Parent after the Restatement
                        Date) of such total consideration may be paid with the proceeds of Indebtedness);

                (j) investments in Subsidiaries acquired in Acquisitions permitted under subsection 8.4(i) that are not Wholly-Owned Subsidiaries, provided that the amount of all such investments, together with the aggregate total consideration paid in connection with all Acquisitions permitted by subsection 8.4(i) (calculated in the manner set forth in subsection 8.4(i)(vi)), does not exceed in the aggregate during the term of this Agreement an amount equal to the sum of (x) $*** plus (y) an amount equal to the aggregate amount received by the Company as capital contributions from Parent after the Restatement Date;

                (k) notes in an aggregate principal amount not to exceed 80% of the aggregate consideration received by the Company (including cash and noncash purchase price, purchase price characterized as non competition payments and the like) in connection with the sale of the Company's Woodland, California Plant # 23 (together with any refinancing of such notes, provided that such refinancing does not increase the principal amount thereof); and

                (l) Investments in existence on the Restatement Date which are set forth on Schedule 8.4.

        For purposes of this Section and subsection 8.5(e), the amount of any investment outstanding at any time shall be the total of (x) the original cost of such investment (meaning the cash amount thereof, if in cash, or the fair market value thereof as determined by the senior management of the Company, if in property) without any adjustment for increases or decreases in value or any writeup or writedown with respect to such investment (provided that any investment in the form of Contingent Obligations shall be valued at the maximum reasonably expected liability thereof) minus (y) an amount equal to the lesser of the return of cash with respect to any such investment (other than a Contingent Obligation) and the initial amount of such investment, in either case, less the cost of disposition of such investment.

        8.5 Limitation on Indebtedness. The Company shall not, and shall not permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                (a) Indebtedness incurred pursuant to this Agreement, the Subsidiary Guaranty and the other Loan Documents;

                (b) (i) the Old Subordinated Notes outstanding on the Restatement Date after the closing of the Old Subordinated Note Tender Offer and
(ii) the New Subordinated Notes and any Qualified Notes issued in a Qualified Refinancing and, in each case, related Guaranty Obligations by Subsidiaries of the Company;

                (c) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 8.8;

                (d) Indebtedness existing on the Restatement Date, as set forth in Schedule 8.5(d), and extensions, renewals or replacements of such Indebtedness to the extent that the principal amount of such Indebtedness is not increased;

                (e) Indebtedness of Subsidiaries to the Company or Wholly-Owned Subsidiaries; provided, that the aggregate amount of all such Indebtedness of Foreign Subsidiaries shall not exceed $*** at any one time outstanding;

                (f) Indebtedness up to $*** outstanding at any time secured by Liens permitted by subsection 8.1(i);

                (g) Indebtedness incurred in connection with leases permitted pursuant to Section 8.10;

                (h) Indebtedness of the Company or any Subsidiary of the Company in connection with guaranties resulting from endorsement of negotiable instruments in the ordinary course of business;

                (i) surety bonds and appeal bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of the Company or in connection with judgments that do not result in an Unmatured Event of Default or an Event of Default;

                (j) any Indebtedness arising under a Permitted Receivables Facility;

                (k) up to $*** of Acquired Indebtedness assumed in Acquisitions permitted under subsection 8.4(i);

                (l) Indebtedness incurred in a Sale/Leaseback Transaction permitted under Section 8.18; and

                (m) other Indebtedness in an aggregate amount not at any time exceeding $***.

It is understood that any Indebtedness borrowed in a foreign currency shall continue to be permitted under this Section, notwithstanding any fluctuation in the Dollar Amount of such Indebtedness, as long as the outstanding principal balance of such Indebtedness (denominated in its original currency) does not exceed the maximum amount of such Indebtedness (denominated in such currency) permitted to be outstanding on the date such Indebtedness was incurred.

        8.6 Transactions with Affiliates. The Company shall not, and shall not permit any Subsidiary to, enter into any transaction with any Affiliate of the Company (other than a Material Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate of the Company; provided that the TPG Agreements and the Tax Sharing Agreement shall not violate this Section.

        8.7 Use of Proceeds. The Company shall not, and shall not permit any Subsidiary to, use any portion of the proceeds of any Loan or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

        8.8 Contingent Obligations. The Company shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligation except:

                (a) endorsements for collection or deposit in the ordinary course of business;

                (b) Permitted Swap Obligations;

                (c) Contingent Obligations of the Company and its Subsidiaries existing as of the Restatement Date and listed on Schedule 8.8 and Guaranty Obligations by the Company relating to Indebtedness of Wholly-Owned Subsidiaries, provided, that all Contingent Obligations permitted by this subsection 8.8(c) shall not exceed $*** at any one time outstanding;

                (d) Contingent Obligations arising under the Loan Documents;

                (e) Guaranty Obligations with respect to or constituting obligations of the Company or a Wholly-Owned Subsidiary that are permitted by the Loan Documents;

                (f) Guaranty Obligations of Subsidiaries of the Old Subordinated Notes and the New Subordinated Notes pursuant to the terms of the Old Subordinated Indenture and the New Subordinated Indenture, respectively; and

                (g) Contingent Obligations with respect to Joint Ventures to the extent permitted by Section 8.9.

        8.9 Joint Ventures. The Company shall not, and shall not permit any Subsidiary to, enter into any Joint Venture, except that the Company or any Subsidiary may enter into any Joint Venture so long as the aggregate amount invested by the Company and its Subsidiaries in all Joint Ventures in any form (including by capital contribution, incurrence of Indebtedness by any such Joint Venture to the Company or any Subsidiary or the incurrence of Contingent Obligations by the Company or any Subsidiary with respect to any such Joint Venture), during the term of this Agreement does not exceed $***; provided, however, that for purposes of determining the aggregate amount invested in Joint Ventures hereunder (x) any return of principal or equity received in cash on any amount invested hereunder and (y) the fair market value of any other property received in exchange for any amount invested hereunder shall be deducted.

        8.10 Lease Obligations. The Company shall not, and shall not permit any Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

                (a) leases of the Company and its Subsidiaries in existence on the Restatement Date and any renewal, extension or refinancing thereof;

                (b) operating leases entered into by the Company or any Subsidiary after the Restatement Date in the ordinary course of business;

                (c) capital leases entered into by the Company or any Subsidiary, provided that no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the incurrence of the obligations contemplated thereby; and

                (d) operating leases entered into by the Company or any Subsidiary in connection with any Sale/Leaseback Transaction permitted under
Section 8.18, provided that no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the incurrence of the obligations contemplated thereby.

        8.11 Minimum Fixed Charge Coverage. The Parent will not permit the Fixed Charge Coverage Ratio for any Computation Period to be less than the ratio set forth below opposite the period in which such Computation Period ends:

           Period                                Ratio
           ------                                -----
           6/30/01 through 3/31/03               ***:1
           6/30/03 through 3/31/05               ***:1
           6/30/05 and thereafter                ***:1.

        8.12 Minimum Interest Coverage. The Parent will not permit the Interest Coverage Ratio for any Computation Period set forth below to be less than the ratio set forth below opposite the period in which such Computation Period ends:

           Period                                Ratio
           ------                                -----
           6/30/01 through 3/31/03               ***:1
           6/30/03 through 3/31/04               ***:1
           6/30/04 through 3/31/05               ***:1
           6/30/05 and thereafter                ***:1.

        8.13 Maximum Senior Debt Ratio. The Parent will not permit the Senior Debt Ratio for any Computation Period to exceed the ratio set forth below opposite the period in which such Computation Period ends:

           Period                                Ratio
           ------                                -----
           6/30/01 through 6/30/02               ***:1
           9/30/02 through 3/31/03               ***:1
           6/30/03 through 3/31/04               ***:1
           6/30/04 through 3/31/05               ***:1

           6/30/05 and thereafter                ***:1.

        8.14 Maximum Total Debt Ratio. The Parent will not permit the Total Debt Ratio for any Computation Period set forth below to exceed the ratio set forth below opposite the period in which such Computation Period ends:

           Period                                Ratio
           ------                                -----
           6/30/01 through 6/30/02               ***:1
           9/30/02 through 3/31/03               ***:1
           6/30/03 through 3/31/04               ***:1
           6/30/04 through 3/31/05               ***:1
           6/30/05 and thereafter                ***:1.

        8.15 Maximum Capital Expenditures. The Parent will not permit the aggregate amount of all Capital Expenditures made during any fiscal year to exceed the Base Amount (defined below); provided that to the extent Capital Expenditures actually made in any fiscal year (beginning with the fiscal year ending June 30, 2002) are less than the Base Amount for such fiscal year, the lesser of (x) the amount of the difference and (y) $*** may be carried forward and used to make Capital Expenditures in the two next succeeding fiscal years; provided, further, that in any fiscal year, Capital Expenditures made shall be applied first to the Base Amount for such fiscal year and second to reduce a carryforward from the least recent fiscal year prior to reducing any other carryforward.

        When used herein, "Base Amount" means (x) with respect to each fiscal year (other than the fiscal year ending June 30, 2002), $*** and (y) with respect to the fiscal year ending June 30, 2002, $***.

        8.16 Restricted Payments. The Company shall not, and shall not permit any Subsidiary to, (1) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its Capital Stock, or purchase, redeem or otherwise acquire for value any shares of its Capital Stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, or (2) make any redemptions, prepayments, defeasances or repurchases of any Subordinated Debt except that:

                (a) any Subsidiary may declare and pay dividends to the Company or a Wholly-Owned Subsidiary;

                (b) the Company may declare and make dividend payments or other distributions payable solely in Common Stock;

                (c) the initial New Subordinated Notes may be exchanged for the Series B New Subordinated Notes pursuant to the terms of the New Subordinated Note Purchase

Agreement and the New Subordinated Notes may be repaid using the Net Cash Proceeds of a Qualified Refinancing;

                (d) the Company or any of its Subsidiaries may purchase (or may pay a dividend to Parent to enable Parent to purchase) (i) Capital Stock or options with respect to Capital Stock held by employees or management of Parent or any of its Subsidiaries in connection with the termination of employment of any such employees or management and (ii) Capital Stock for the purpose of holding such Capital Stock for future issuance under an employee stock plan, provided that all such payments in the aggregate for clauses (i) and (ii) do not exceed $*** in any fiscal year or $*** in the aggregate from and after the Restatement Date;

                (e) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom, (i) the Company may pay a dividend to Parent not more than 10 days in advance of June 15 and December 15 of each year commencing in 2003, with each such dividend to be in an amount no greater than the amount Parent is required to pay in respect of the next scheduled payment of cash interest on the Old Parent Discount Notes which is to become due on such June 15 or December 15, and (ii) the Company may pay a dividend to Parent in an amount sufficient to permit Parent to redeem or repurchase any Old Parent Discount Notes remaining outstanding after the Restatement Date;

                (f) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom, the Company may pay dividends to Parent; provided, that the Company may only pay dividends pursuant to this clause (f) if, after giving effect thereto (as well as to all dividends made under clause (e) above), the Company's pro forma Senior Debt Ratio for the last four fiscal quarters immediately preceding the date of such dividend (determined as if such all dividends had been made on the first day of such period), would be less than ***:1;

                (g) ***;

                (h) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom, the Company may repurchase or redeem New Subordinated Notes or Qualified Notes in an amount not to exceed the portion of Net Cash Proceeds of an issuance of equity securities of Parent, the Company or any Subsidiary which is not used to finance Acquisitions under subsection 8.4(i) or required to be used to repay Term Loans under subsection 2.8(a)(iv);

                (i) the Company may make payments to Parent at the times and in the amounts provided for in the Tax Sharing Agreement;

                (j) the Company may make payments to TPG Partners of fees and expenses at the times and in the amounts provided for in the TPG Agreements;

                (k) the Company may make payments to Parent in amounts not to exceed $*** per fiscal year to reimburse Parent for expenses incurred by Parent in the ordinary course of business; and

                (l) on the Restatement Date, the Company may purchase and retire the Old Subordinated Notes in accordance with the Old Subordinated Note Tender Offer.

        8.17 ERISA. The Company shall not, and shall not permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or would reasonably be expected to result in a Material Adverse Effect; or (b) engage in a transaction that could reasonably be expected to be subject to
Section 4069 or 4212(c) of ERISA.

        8.18 Limitations on Sale and Leaseback Transactions. The Company shall not, and shall not permit any Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of any real or personal property, which property is or has been sold or transferred by the Company or any Subsidiary to such Person in contemplation of taking back a lease thereof (a "Sale/Leaseback Transaction"); provided, however, that the Company or any Subsidiary may enter into Sale/Leaseback Transactions if, with respect to each such Sale/Leaseback Transaction (i) the Company or such Subsidiary is permitted to incur or suffer to exist the Lien resulting therefrom and the Indebtedness related thereto under subsection 8.1(j), (ii) the Company or such Subsidiary is permitted to dispose of the property disposed of in such Sale/Leaseback Transaction under subsection 8.2(f) or (g), and (iii) the Company or such Subsidiary is permitted to lease the property relating thereto under
Section 8.10.

        8.19 Limitation on Restriction of Subsidiary Dividends and Distributions. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make other distributions on its Capital Stock owned by the Company or any Subsidiary, or pay any Indebtedness owed to the Company or any Subsidiary, (b) make loans or advances to the Company or (c) transfer any of its assets or properties to the Company, except for such encumbrances or restrictions existing by reason of or under (i) applicable law, (ii) this Agreement and the other Loan Documents, (iii) customary non-assignment provisions of any contract or lease governing a leasehold or ownership interest of any Subsidiary, (iv) any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired, (v) customary net worth provisions contained in leases and other agreements entered into by a Subsidiary in the ordinary course of business, (vi) customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of such Subsidiaries, (vii) customary provisions in joint venture agreements and other similar agreements relating solely to the securities, assets and revenues of such joint venture or other business venture, (viii) the New Subordinated Indenture, as in effect on the Restatement Date and (ix) any agreement governing Indebtedness incurred to refinance the Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clause (iv) above, provided, however, that the provisions relating to such encumbrance or restriction contained in any such Indebtedness are not, in the aggregate, materially less favorable to the Company as determined by the Board of Directors of the Company in its reasonable and good faith judgment than the provisions relating to such encumbrance or restriction contained in the agreements referred to in such clause (iv).

        8.20 Inconsistent Agreements. The Company will not, and will not permit any Subsidiary to, enter into any agreement containing any provision which would be violated or breached by any borrowing by the Company hereunder or by the performance by the Company, Parent or any Subsidiary of their respective obligations hereunder or under any other Loan Document. The Company will not, and will not permit any of its Subsidiaries to, enter into any agreement (other than this Agreement and the other Loan Documents) prohibiting the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Company and its Subsidiaries to amend or modify this Agreement or any other Loan Document, other than (i) the New Subordinated Indenture and (ii) any agreement in connection with Permitted Liens described in subsections 8.l(i) and (j) if such prohibition is by its terms effective only against the assets subject to such Permitted Lien.

        8.21 Change in Business. The Company shall not, and shall not permit any Subsidiary to, engage in any material business other than production, processing and related distribution of food and beverage products and other related businesses.

        8.22 Amendments to Certain Documents. The Company and Parent shall not make or agree to any amendment to or modification of, or waive any of their respective rights under, any of the terms of (a) the Merger Agreement, (b) the Old Subordinated Note Purchase Agreement or the New Subordinated Note Purchase Agreement, (c) the Old Subordinated Indenture (other than pursuant to the Old Subordinated Note Supplemental Indenture) or the New Subordinated Indenture, (d) any Qualified Indenture, (e) any other instrument evidencing Subordinated Debt,
(f) the Tax Sharing Agreement, (g) the TPG Agreements, (h) the Old Parent Discount Note Indenture (other than pursuant to the Old Parent Discount Note Supplemental Indenture) or (i) any other instrument evidencing Old Parent Discount Notes, unless, in any case, any such amendment, modification or waiver is not adverse in any respect to the Lenders.

        8.23 Fiscal Year. The Company and Parent shall not, and shall not permit any Material Subsidiary to, change the fiscal year of the Parent, the Company or any Material Subsidiary; provided, that any Material Subsidiary acquired in an Acquisition permitted hereunder may change its fiscal year to end on June 30.

        8.24 Limitation on Issuance of Guaranty Obligations. The Company will not permit any Subsidiary to create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to any Guaranty Obligation of such Subsidiary relating to any Indebtedness of the Company unless:

                (a) such Subsidiary, if it is not already a party to the Subsidiary Guaranty, simultaneously executes and delivers to the Administrative Agent a counterpart to the Subsidiary Guaranty, together with such supporting documentation as the Administrative Agent may reasonably request, notwithstanding Section 7.14,

                (b) if such Indebtedness is by its terms subordinated to the Obligations, any such assumption, guaranty or other liability of such Subsidiary with respect to such Indebtedness shall be subordinated, in form and substance satisfactory to the Administrative Agent, to such Subsidiary's Guaranty Obligation with respect to the Obligations to the same extent as such Indebtedness is subordinated to the Obligations (provided that such Subsidiary's Guaranty

Obligation of such Indebtedness of the Company shall be subordinated to the full amount of such Subsidiary's Guaranty Obligation under the Subsidiary Guaranty without giving effect to any reduction thereto necessary to render the Guaranty Obligation of such Subsidiary thereunder not voidable under applicable law relating to fraudulent conveyance or fraudulent transfer), and

                (c) such Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any right of reimbursement, indemnity or subrogation or any other rights against the Company or any other Subsidiary as a result of any payment by such Subsidiary under such Guaranty Obligation unless and until payment in full in cash is made of such Indebtedness of the Company.

        8.25 Parent Covenants. Parent covenants that (i) it will not permit any change to be made in the character of its business as carried out on the date hereof and will not engage in any business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking other than in the ordinary course of its business as the holding company for the Company or as expressly contemplated by this Section,
(ii) it will not merge or consolidate with or into, or sell, lease or otherwise dispose of (whether in one transaction or a series of transactions) substantially all of its assets (whether now or hereafter acquired) to any other Person, (iii) it will have no material assets other than Capital Stock of the Company, (iv) it will have no material liabilities other than (a) liabilities arising directly as a result of its ownership of the Company and (b) the Old Parent Discount Notes outstanding on the Restatement Date after the closing of the Old Parent Discount Note Tender Offer and in any event will not incur or suffer to exist any Indebtedness for borrowed money (other than as permitted above) or Guaranty Obligations) other than such Old Parent Discount Notes, pursuant to Article XII and pursuant to the New Subordinated Indenture, the Old Subordinated Indenture and any Qualified Indenture, provided that the Guaranty Obligations that arise pursuant to such indentures are subordinated to the Guaranty Obligations that arise pursuant to Article XII on substantially the same terms as the New Subordinated Notes are subordinated to the Guaranteed Obligations, (v) it will not, and will not permit any of its Subsidiaries to,
(a) declare or make any dividend payment or other distribution on account of any shares of the TPG Acquisition Preferred Stock other than a distribution made solely of additional shares of TPG Acquisition Preferred Stock, or (b) make any redemptions, prepayments, defeasances or repurchases (collectively, "Redemptions") of any shares of TPG Acquisition Preferred Stock other than, so long as no Event of Default or Unmatured Event of Default of the type specified in Section 9.1(f) or (g) has occurred and is continuing, Redemptions made with the Net Cash Proceeds of an equity issuance by, or capital contribution to, Parent and (vi) it will not issue any TPG Acquisition Preferred Stock for a price per share less than the liquidation preference thereof (i.e., $1,000 per share), other than in payment of regularly scheduled dividends thereon.

        8.26 Senior Debt Designation. The Company will not designate any Indebtedness as "Designated Senior Debt" pursuant to the terms of the New Subordinated Indenture (or make any comparable designation with respect to any Qualified Indenture). Parent will not, and the Company and Parent will not permit any Subsidiary to, designate any Indebtedness as "Guarantor Designated Senior Debt" pursuant to the terms of the New Subordinated Indenture (or make any comparable designation with respect to any Qualified Indenture).



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                                   ARTICLE IX

                                EVENTS OF DEFAULT

        9.1 Event of Default. Any of the following shall constitute an "Event of Default":

                (a) Non-Payment. The Company fails to pay, when and as required to be paid herein, any amount of principal of any Loan or of any L/C Obligation, or, within three days after the same becomes due, any amount of interest or any fees or other amounts payable hereunder or under any other Loan Document.

                (b) Representation or Warranty. Any representation or warranty by Parent, the Company or any Subsidiary made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or other statement by Parent, the Company, any Subsidiary or any Responsible Officer furnished at any time under this Agreement or any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made.

                (c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 7.3 or Article VIII (other than Section 8.1, 8.5, 8.6, 8.16(1), 8.18, 8.25 or 8.26).

                (d) Other Defaults. The Company or Parent fails to perform or observe any term or covenant contained in Section 8.1, 8.5, 8.6, 8.16(1), 8.18,
8.25 or 8.26, and such default shall continue unremedied for a period of 10 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Administrative Agent or any Lender; or the Company, Parent or any Subsidiary fails to perform or observe any term or covenant contained in this Agreement (other than Section 7.3 or Article
VIII) or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the earlier of (x) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (y) the date upon which written notice thereof is given to the Company by the Administrative Agent or any Lender.

                (e) Cross-Default. (i) The Company, Parent or any Subsidiary (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise but subject to any applicable grace period) or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition shall exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable, or cash collateral in respect thereof



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

to be demanded or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $5,000,000.

                (f) Insolvency; Voluntary Proceedings. The Company, Parent or any Material Subsidiary: (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due;
(ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing.

                (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company, Parent or any Material Subsidiary, or any writ, judgment, warrant of attachment, warrant of execution or similar process is issued or levied against a substantial part of the Company's, Parent's or any Material Subsidiary's properties, and such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, warrant of execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company, Parent or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company, Parent or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor) or other similar Person for itself or a substantial portion of its property or business.

                (h) ERISA. (i) One or more ERISA Events shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $10,000,000; (ii) a contribution failure shall have occurred with respect to a Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; or
(iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, one or more installment payments with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan which results in an aggregate withdrawal liability in excess of $10,000,000.

                (i) Monetary Judgments. One or more judgments, orders, decrees or arbitration awards is entered against the Company, Parent or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), as to any single or related series of transactions, incidents or conditions, of $10,000,000 or more, and the same shall remain undischarged, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof, or the Company, Parent or any Subsidiary shall enter into any agreement to settle or compromise any pending or threatened litigation, as to any single or related series of claims, involving payment by the Company, Parent or any Subsidiary of $10,000,000 or more.

                (j) Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against the Company, Parent or any Subsidiary which has or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

                (k) Change of Control. Any Change of Control occurs.

                (l) Guarantor Defaults. Any Guaranty shall cease to be in full force and effect with respect to any Guarantor (other than as expressly permitted hereunder), or any Guarantor (or any Person acting by, through or on behalf of such Guarantor) shall contest in any manner the validity, binding nature or enforceability of any Guaranty with respect to such Guarantor.

                (m) Collateral Documents, etc. Any Collateral Document shall cease to be in full force and effect with respect to the Company, Parent or any Subsidiary (other than pursuant to its terms or as expressly permitted hereunder), or the Company, Parent or any Subsidiary (or any Person acting by, through or on behalf of the Company, Parent or any Subsidiary) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

        9.2 Remedies. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders do any or all of the following:

                (a) declare the commitment of each Lender to make Loans and any obligation of the Issuing Lender to Issue Letters of Credit to be terminated, whereupon such commitments and obligations shall be terminated (provided, that if any Event of Default occurs after the making of the Term Loans, the Revolving Commitments shall, at the request of, or may, with the consent of, the Required Revolving Lenders (and not the Required Lenders), be terminated);

                (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letter of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letter of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

                (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any Event of Default specified in subsection 9.1(f) or (g), the obligation of each Lender to make Loans and the obligation of the Issuing Lender to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent, the Issuing Lender or any other Lender.

        9.3 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                    ARTICLE X

                                   THE AGENTS

        10.1 Appointment and Authorization. (a) Each Lender hereby irrevocably (subject to Section 10.9) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Each Lender hereby appoints Chase as Syndication Agent for the Lenders, BTCo. as Documentation Agent for the Lenders, ABN AMRO Bank N.V. as Co-Syndication Agent for the Lenders and Harris Trust & Savings Bank as Co-Documentation Agent for the Lenders. The Syndication Agent, the Documentation Agent, the Co-Syndication Agent and the Co-Documentation Agent, in their capacities as such, shall have no rights or duties hereunder or under any other Loan Document. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligation arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                (b) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for the Issuing Lender with respect thereto; provided, however, that the Issuing Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this
Article X with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it and the applications and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent", as used in this Article X, included the Issuing Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuing Lender.

        10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to

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such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

        10.3 Liability of Administrative Agent. None of the Agent-Related Persons shall (a) be liable to any Lender for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct) or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the existence, creation, validity, attachment, perfection, enforceability, value or sufficiency of any collateral security for the Obligations or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

        10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

        10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Company referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with Article IX; provided, however, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

        10.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender confirms to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

        10.7 Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agents and the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do
so), pro rata, from and against any and all Indemnified Liabilities incurred by the Agents or the Agent-Related Persons in their capacities as such; provided, however, that no Lender shall be liable for the payment to any Agent or Agent-Related Person of any portion of the Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, to the extent the same are not reimbursed by the Company, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of any Agent.

        10.8 Administrative Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other

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business with the Company and its Subsidiaries and Affiliates as though BofA were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Affiliates) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA and any Affiliate thereof shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though BofA were not the Administrative Agent.

        10.9 Successor Administrative Agent. The Administrative Agent may, and at the request of the Required Lenders shall, resign as Administrative Agent upon 30 days' notice to the Lenders and the Company. If the Administrative Agent resigns under this Agreement, the Required Lenders shall have the right, with the consent of the Company so long as no Event of Default or Unmatured Event of Default has occurred and is continuing (which consent shall not be unreasonably withheld or delayed), to appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Company, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article X and Sections 11.4 and
11.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Administrative Agent at the request of the Required Lenders unless BofA and any Affiliate thereof acting as the Issuing Lender or Swingline Lender hereunder shall also simultaneously be replaced as the Issuing Lender and Swingline Lender pursuant to documentation in form and substance reasonably satisfactory to BofA (and, if applicable, such Affiliate).

        10.10 Withholding Tax. (a) If any Lender is not a "U.S. person" within the meaning of the Code, such Lender shall deliver to the Administrative Agent and the Company either:

                                (i) properly completed IRS Form W-8ECI
                        certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on interest to zero before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;



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

                                (ii) two properly completed and executed copies
                        of IRS Form W-8BEN certifying that income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; or

                                (iii) if such Lender is not a "bank" within the
                        meaning of Section 881(c)(3)(A) of the Code, such Lender shall deliver (A) a certificate substantially in the form of Exhibit L and (B) two properly completed and signed copies of Internal Revenue Service Form W-8BEN certifying that such Lender is entitled to an exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and any Note.

        Each such Lender further agrees to deliver such other form or forms from time to time as may be required under the Code or other laws or regulations of the United States as a condition to exemption from, or reduction of, United States withholding tax, to the extent legally permitted to do so. Each such Lender agrees to promptly notify the Administrative Agent and the Company of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

        If any Lender is a United States person, it agrees to complete and deliver to the Administrative Agent and the Company a statement signed by an authorized signatory of such Lender to the effect that such Lender is a United States person together with a duly completed and executed copy of Internal Revenue Service Form W-9 or a successor form establishing that such Lender is not subject to U.S. backup withholding tax.

                (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8ECI and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Lender, such Lender agrees to notify the Administrative Agent and the Company of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Lender. To the extent of such percentage amount, the Administrative Agent and the Company will treat such Lender's IRS Form W-8ECI as no longer valid.

                (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form W-8BEN with the Administrative Agent and the Company grants a participation in all or part of the Obligations of the Company to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent or the Company, as the case may be, may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not timely delivered to the Administrative Agent, or the Company, as the case may be, then the Administrative Agent or the Company, as the case may be, may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax without reduction.

                (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent or the Company did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Administrative Agent or the Company of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent or the Company, as the case may be, fully for all amounts paid, directly or indirectly, by the Administrative Agent or the Company, as the case may be, as Tax or otherwise, including penalties and interest, and including any Taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent or the Company, as the case may be, under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

                (f) If any Lender claims exemption from, or reduction of, withholding tax under the Code by providing IRS Form W-8BEN and a certificate in the form of Exhibit L and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Lender, such Lender agrees to notify the Administrative Agent and the Company of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Lender. To the extent of such percentage amount, the Administrative Agent and the Company will treat such Lender's IRS Form W-8BEN and certificate in the form of Exhibit L as no longer valid.

        10.11 Collateral Matters. (a) The Administrative Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

                (b) The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral: (i) upon termination of the Commitments and payment in full of all Loans and all other obligations known to the Administrative Agent and payable under this Agreement or any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Company or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to the Company or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Company or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness thereby has been paid in full; or
(vi) if approved, authorized or ratified in writing by the Required Lenders or, if required by subsection 11.1(h), all the Lenders. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the



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Administrative Agent's authority to release particular types or items of
Collateral pursuant to this subsection 10.11(b).

                (c) Each Lender agrees with and in favor of each other (which agreement shall not be for the benefit of the Company or any Subsidiary) that any security interest in real property collateral received by a Lender in connection with the extension of any loan or financial commitment between such Lender and the Company or any of its Affiliates and not related to the transactions contemplated hereby shall not constitute collateral for the Company's obligations under this Agreement or any other Loan Document.

                (d) (i) Any and all proceeds of disposition or other realization on the Collateral or from any realization on Article XII or the Subsidiary Guaranty received by the Administrative Agent in connection with any enforcement, sale, collection (including judicial or non-judicial foreclosure) or similar proceedings with respect to the Collateral or a demand or other enforcement or collection with respect to Article XII or the Subsidiary Guaranty shall be applied by the Administrative Agent, as follows:

                FIRST: To the payment of the reasonable costs and expenses of such disposition, collection or other realization, including Attorney Costs, and all reasonable expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith;

                SECOND: To the ratable payment of the Liabilities then due and owing to the Lender Parties; provided that with respect to Liabilities consisting of the undrawn amounts of outstanding Letters of Credit, payment shall be made to the Administrative Agent, to be retained as Cash Collateral, for the ratable portion of the Liabilities consisting of such undrawn amount of outstanding Letters of Credit (provided that (A) if any such Letter of Credit is drawn upon, the Administrative Agent shall distribute (ratably in accordance with subsection 3.4(a)) the Cash Collateral therefor which is allocable to the amount drawn upon such Letter of Credit to the Issuing Lender and, if any Revolving Lenders have paid the Administrative Agent for the account of the Issuing Lender for such Revolving Lenders' participation in such Letter of Credit in accordance with Section 3.3, the Revolving Lenders entitled to receive such distribution and (B) if and to the extent that any such Letter of Credit shall expire or terminate, the amount of Cash Collateral therefor shall be applied in accordance with this subsection 10.11(d)(i)), calculated in accordance with the provisions of subsection 10.11(d)(ii); and

                THIRD: After payment in full of all Liabilities, any surplus then remaining from such proceeds shall be paid to the Company or to whomsoever may be lawfully entitled to receive the same or paid as a court of competent jurisdiction may direct.

        Until such proceeds are so applied, the Administrative Agent shall hold such proceeds in its custody in accordance with its regular procedures for handling deposited funds.

                                (ii) Payment of proceeds of Collateral or of any
                        realization on Article XII or the Subsidiary Guaranty to any Lender Party shall be based upon the proportion which the amount of such Liabilities of such Lender

                        Party bears to the total amount of all Liabilities of all such Lender Parties. For purposes of determining the proportionate amounts of all Liabilities sharing in any such distribution, (A) the amount of the outstanding Obligations shall be deemed to be the Effective Amount of the Loans and Letters of Credit and all accrued interest, fees and costs with respect thereto and (B) the amount under any outstanding Swap Contract shall be deemed to be the amount of the Permitted Swap Obligations then due and payable (including early termination payments then due) in connection therewith and all accrued interest and fees with respect thereto, after giving effect to any netting of payments to which the Company is entitled with respect to such Swap Contract vis-a-vis the Company's counterparty to such Swap Contract.

                                (iii) Payments of proceeds of Collateral or of
                        any realization on Article XII or the Subsidiary Guaranty by the Administrative Agent in respect of (x) the Obligations shall be made to the Administrative Agent for distribution to the Lenders pro rata and (y) any Swap Contract shall be made as directed by the Lender Party to which the same is owed.

                                   ARTICLE XI

                                  MISCELLANEOUS

        11.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or Parent therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders, the Company and Parent and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only if in writing and in the specific instance and for the specific purpose for which given; provided that:

                (a) no such waiver, amendment or consent shall increase or extend any Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.2) without the written consent of such Lender;

                (b) no such waiver, amendment or consent shall postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of regularly scheduled principal or interest on any Loan without the written consent of the Lender holding such Loan;

                (c) no such waiver, amendment or consent shall reduce the principal of, or the rate of interest specified herein on, any Loan without the written consent of the Lender holding such Loan;

                (d) no such waiver, amendment or consent shall (subject to clause (n) below) reduce any fees payable hereunder or under any other Loan Document, or postpone or delay any date fixed by this Agreement or any other Loan Document for the payment of fees or any other amounts due to any Lender hereunder or under any other Loan Document, without the written consent of the Lender to whom such fee or other amount is owing;

                (e) no such waiver, amendment or consent shall (x) change the aggregate percentage of the Total Percentage which is required for the Lenders or any of them to take any action hereunder without the written consent of all Lenders, (y) amend the definition of "Required Revolving Lenders" without the written consent of all Revolving Lenders or (z) amend the definition of "Required Term Lenders" without the written consent of all Term Lenders;

                (f) no such waiver, amendment or consent shall, without the written consent of the Required Revolving Lenders and the Required Term Lenders, change the advance rates or any other term of the definition of "Borrowing Base" or the definitions of "Eligible Account Receivable" or "Eligible Inventory" or amend or modify this clause (f);

                (g) no such waiver, amendment or consent relating to the definition of "Mandatory Prepayment Event" or to any provision of this Agreement or any other Loan Document which would result in any increased or decreased mandatory prepayment of any Loan, or any increased or decreased mandatory reduction of any Commitment, or to this clause (g), shall be made without the written consent of the Required Revolving Lenders and the Required Term Lenders;

                (h) no such waiver, amendment or consent shall release the Subsidiary Guaranty or Article XII or Parent or any Subsidiary from its respective obligations under the Loan Documents to which it is a party or release all or substantially all of the collateral securing the Obligations without the written consent of all Lenders;

                (i) no such waiver, amendment or consent shall amend or waive any provision of this Section or Section 2.15, or any other provision herein providing for consent or other action by all Lenders, without the written consent of all Lenders;

                (j) after the making of the Term Loans, Section 2.3, 2.4 (as it relates to conversions and continuations of Revolving Loans), 2.6, 2.7 (as it relates to an optional prepayment of Revolving Loans), 2.8(b) or 2.9(c) or
Article III may be amended, or the rights or privileges thereunder waived, with the written consent of the Required Revolving Lenders (or, in the case of Section 2.9(c), all of the Revolving Lenders), the Company and the acknowledgment of the Administrative Agent;

                (k) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Issuing Lender under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it;

                (l) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights and duties of the Swingline Lender under this Agreement;

                (m) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and

                (n) the Fee Letter may be amended, or rights or privileges thereunder waived, in writing executed by the parties thereto.

        11.2 Notices. (a) All notices, requests and other communications hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company or Parent by facsimile (i) shall be immediately followed by a telephone call to the recipient at the number specified on Schedule 11.2, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered to the address or facsimile number specified for notices on
Schedule 11.2; or, as directed to the Company or the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Administrative Agent.

                (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, return receipt requested; except that notices to the Administrative Agent pursuant to
Article II, III or X shall not be effective until actually received by the Administrative Agent, and notices pursuant to Article III to the Issuing Lender shall not be effective until actually received by the Issuing Lender at the address specified for the "Issuing Lender" on Schedule 11.2.

                (c) Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Administrative Agent and the Lenders shall not have any liability to the Company or any other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure of the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in the telephonic or facsimile notice.

        11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

        11.4 Costs and Expenses. The Company shall:

                (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Agents and the Arrangers and their Affiliates (including BofA in its capacities as Swingline Lender and Issuing Lender) within five Business Days after demand therefor (subject to subsection 5.1(f)) for all reasonable and documented costs and expenses incurred by the Agents and the Arrangers and their Affiliates in connection with the preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other document prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including Attorney Costs incurred by the Agents and the Arrangers with respect thereto; and

                (b) pay or reimburse the Administrative Agent and each Lender within five Business Days after demand therefor (subject to subsection 5.1(f)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement or preservation of any right or remedy under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans and including in any Insolvency Proceeding or appellate proceeding).

        11.5 Company Indemnification. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify and hold the Agent-Related Persons, each Agent and each Lender and each of their respective Affiliates, officers, directors, employees, counsel, agents, investment advisers, trustees and attorneys-in-fact (each an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever (excluding costs and expenses specifically referred to in Section 11.4) which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Administrative Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding or any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Company or any of its Subsidiaries of any Hazardous Material) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations. Each Agent-Related Person and each Lender agrees that in the event that any investigation, litigation or proceeding is asserted or threatened in writing or instituted against it or any other Indemnified Person, or any remedial, removal or response action which is requested of it or any other Indemnified Person, for which any Agent-Related Person or Lender may desire indemnity or defense hereunder, such Agent-Related Person or such Lender shall notify the Company in writing of such event; provided that failure to so notify the Company shall not affect the right of any Agent-Related Person or Lender to seek indemnification under this Section.

        11.6 Payments Set Aside. To the extent that the Company makes a payment to the Administrative Agent or the Lenders, or the Administrative Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee or receiver, or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its pro rata share of any amount so recovered from or repaid by the Administrative Agent.

        11.7 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

        11.8 Assignments, Participations, etc. (a) Any Lender may, with the written consent of the Company at all times other than during the existence of an Event of Default and with the written consents of the Administrative Agent and, in case of an assignment of a Revolving Commitment or L/C Obligations, the Issuing Lender and the Swingline Lender, which consents shall not be unreasonably withheld or delayed, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company, the Administrative Agent, the Issuing Lender or the Swingline Lender shall be required in connection with any assignment and delegation by a Lender to a Person described in clause (ii), (iii), (iv) or (v) of the definition of Eligible Assignee) (each, an "Assignee") all, or any part, of the Loans, the Revolving Commitment, the L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000 (or, if less, all of such Lender's remaining rights and obligations hereunder or all of such Lender's rights and obligations with respect to Revolving Commitment and Revolving Loans or Term Loans) or such lesser amount as may be approved by the Company and the Administrative Agent (provided that such minimum amount shall not apply to assignments by a Lender to Persons described in clause (ii), (iii), (iv) or (v) of the definition of Eligible Assignee and provided further that any assignment consisting solely of Term Loans may be in a minimum amount of $1,000,000); provided, however, that (A) the Company, the Administrative Agent, the Issuing Lender and the Swingline Lender may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee shall have been given to the Company and the Administrative Agent by such Lender and the Assignee, (ii) such Lender and the Assignee shall have delivered to the Company and the Administrative Agent an Assignment and Acceptance in the form of Exhibit K (an "Assignment and Acceptance") together with any Note or Notes subject to such assignment and (iii) the assignor Lender or the Assignee shall have paid to the Administrative Agent a processing fee in the amount of $3,500 (provided that such fee shall not apply to any assignment by any Lender to any Affiliate of such Lender or, in the case of any assignee Lender that is a fund, to any Person in clause (iv) of the definition of Eligible Assignee that has the same investment adviser as such assignee or that is managed by an Affiliate of such investment adviser) and (B) the Company shall not, as a result of any assignment, delegation or participation by any Lender, incur any increased liability for Taxes, Other Taxes or Further Taxes pursuant to Section 4.1. The Company designates the Administrative Agent as its agent for maintaining a book entry record of ownership identifying the Lenders, their respective addresses and the amount of the respective Loans and Notes which they own. The foregoing provisions are intended to comply with the registration requirements in Treasury Regulation Section 5f.103-1 so that the Loans and Notes are considered to be in "registered form" pursuant to such regulation.

        The Administrative Agent, acting for this purpose as the agent of the Company, shall maintain at its address a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Commitments and Loans of each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, absent manifest error, and the Company, the Agents, the Issuing Lender, the Swingline Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company, the Agents and the Lenders at any reasonable time and from time to time upon reasonable prior notice.

                (b) From and after the date that the Administrative Agent notifies the assignor Lender that it has provided its consent, and received the consents of the Swingline Lender, the Issuing Lender and (if applicable) the Company, with respect to an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents. Concurrently with or prior to giving such notice to the assignor Lender, the Administrative Agent shall have recorded the information contained in such Assignment and Acceptance in the Register. No assignment shall be effective for the purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                (c) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loan, the Revolving Commitment of such Lender and the other interests of such Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Company, the Swingline Lender, the Issuing Lender and the Administrative Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders or the consent of a particular Lender or the consent of the Required Revolving Lenders or Required Term Lenders, in each case as described in clauses (a) through (i) of the proviso to Section 11.1. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 4.1,
4.3 and 11.5 as though it were also a Lender hereunder (provided, with respect to Sections 4.1 and 4.3, the Company shall not be required to pay any amount which it would not have been required to pay if no participating interest had been sold), and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, the Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. Each Lender which sells a participation will maintain a book entry record of ownership identifying the Participant(s) and the amount of such participation(s) owned by such Participant(s). Such book entry record of ownership shall be maintained by the Lender as agent for the Company and the Administrative Agent. This provision is intended to comply with the registration requirements in Treasury Regulation
Section 5f.103-1 so that the Loans and Notes are considered to be in "registered form" pursuant to such regulation. Each Lender may furnish any information concerning the Company and its Subsidiaries in the possession of such Lender from time to time to participants and prospective participants and may furnish information in response to credit inquiries consistent with general banking practice.

                (d) Notwithstanding any other provision in this Agreement, (i) any Lender may at any time assign all or any portion of its rights under and interest in this Agreement and any Note held by it to any Affiliate of such Lender that is an "Eligible Assignee" or create a security interest in, or pledge all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law and (ii) any Lender which is a fund may, pledge all or any portion of its Loans and Notes to its trustee in support of its obligations to its trustee.

        11.9 Confidentiality. Each Lender agrees to take, and to cause its Affiliates to take, normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Company or any Subsidiary, or by the Administrative Agent on the Company's or any Subsidiary's behalf, under this Agreement or any other Loan Document, and neither such Lender nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary, except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Lender or (ii) was or becomes available on a non-confidential basis from a source other than the Company (provided that such source is not bound by a confidentiality agreement with the Company or any Subsidiary known to such Lender); provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Lender is subject or in connection with an examination of such Lender by any such authority, (B) pursuant to subpoena or other court process, (C) when required to do so in accordance with the provisions of any applicable Requirement of Law, (D) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent or any Lender or any of their respective Affiliates may be party, (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other

Loan Document, (F) to such Lender's independent auditors and other professional advisors, (G) to any Participant or Assignee, actual or potential, or to direct or indirect contractual counterparties to swap agreements or such contractual counterparties' professional advisors provided that such Person or contractual counterparty or professional advisor to such contractual counterparty agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder, (H) as to any Lender or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Lender or such Affiliate, (I) to its Affiliates and (J) to the National Association of Insurance Commissioners or any similar organization or, with the consent of the Company (not to be unreasonably withheld or delayed), any nationally recognized rating agency that requires access to information about such Lender's investment portfolio in connection with ratings issued to such Lender.

        11.10 Set-off. In addition to any right or remedy of the Lenders provided by law, if an Event of Default exists, or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Company or Parent, any such notice being waived by the Company and Parent to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of the Company or Parent against any and all Obligations then due and owing to such Lender, and each Affiliate of such Lender is hereby irrevocably authorized to permit such set-off and application. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

        11.11 Automatic Debits of Fees. With respect to any commitment fee, arrangement fee, agency fee, letter of credit fee or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Administrative Agent, the Swingline Lender or the Issuing Lender under the Loan Documents, each of the Company and Parent hereby irrevocably authorizes BofA to debit any deposit account of the Company or Parent with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

        11.12 Notification of Addresses, Lending Offices, Etc. Each Lender shall notify the Administrative Agent in writing of any change in the address to which notices to such Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

        11.13 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall constitute but one and the same instrument.

        11.14 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or such instrument or agreement.

        11.15 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, Parent, the Lender Parties, the Administrative Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other Loan Document.

        11.16 Governing Law and Jurisdiction. (a) THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, PARENT, THE ADMINISTRATIVE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE COMPANY, PARENT, THE ADMINISTRATIVE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, PARENT, THE ADMINISTRATIVE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

        11.17 Waiver of Jury Trial. THE COMPANY, PARENT, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE COMPANY, PARENT, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY

ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        11.18 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Company, Parent, the Lenders and the Agents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

                                   ARTICLE XII

                                  THE GUARANTY

        12.1 The Guaranty. Parent hereby unconditionally and irrevocably guarantees (as primary obligor and not merely as surety) to the Lender Parties and the Administrative Agent, and to each of them, the due and punctual payment, observance and performance of all of the Guaranteed Obligations when and as due, whether at maturity, by acceleration, mandatory prepayment or otherwise, according to the terms hereof and thereof, and Parent hereby unconditionally and irrevocably agrees to cause payment or performance of the Guaranteed Obligations to be made punctually as and when the same shall become due upon demand; provided, however, that the liability of Parent under this Article XII shall be limited to the maximum amount which Parent may incur without violating any fraudulent conveyance or fraudulent transfer law (plus all reasonable costs and expenses paid or incurred by the Administrative Agent or any Lender Party in enforcing this Article XII against Parent). The guaranty under this Article XII shall be of payment and performance and not of collection merely. Parent agrees that upon the occurrence of any Event of Default under Section 9.1(f) or (g) with respect to the Company or any Material Subsidiary, and if such event shall occur at a time when any of the Guaranteed Obligations may not then be due and payable, Parent will pay to the Administrative Agent for the account of the Lender Parties forthwith the full amount which would be payable hereunder by Parent if all Guaranteed Obligations were then due and payable.

        12.2 Guaranty Unconditional. The obligations of Parent under this
Article XII shall be continuing, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Guaranteed Obligation, by operation of law or otherwise;

                (b) any modification or amendment of or supplement to any Loan Document;

                (c) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guaranty or other liability of any third party, for any Guaranteed Obligation;

                (d) any change in the corporate existence, structure or ownership of the Company or any Subsidiary, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any Subsidiary or its assets or any resulting release or discharge of any Guaranteed Obligation;

                (e) the existence of any claim, setoff or other right which Parent may have at any time against the Company, the Administrative Agent, any Lender or any other Person, whether or not arising in connection with the Loan Documents;

                (f) any invalidity or unenforceability relating to or against the Company or any Subsidiary for any reason of the whole or any provision of any Loan Document, or any provision of applicable law purporting to prohibit the payment or performance by the Company of the Guaranteed Obligations; or

                (g) any other act or omission of any kind to act or delay by the Company, any Subsidiary, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever that might, but for the provisions of this Section 12.2, constitute a legal or equitable discharge of the obligations of Parent under this Article XII.

        12.3 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The obligations of Parent under this Article XII shall remain in full force and effect until all of the Commitments shall have expired or been terminated, all of the Guaranteed Obligations shall have been paid in full in cash and all Letters of Credit shall have expired. If at any time all or any part of any payment previously applied to any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the obligations of Parent under this
Article XII with respect to such payment shall be reinstated at such time as though such payment had become due but not been made at such time.

        12.4 Waiver. Parent irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company or any other Person or any collateral securing the Guaranteed Obligations. Parent hereby further expressly waives notice of the existence or creation or nonpayment of all or any of the Guaranteed Obligations.

        12.5 Delay of Subrogation. Notwithstanding any payment made by or for the account of Parent pursuant to this Article XII, Parent shall not be subrogated to any right of the Administrative Agent or any Lender Party until such time as the Administrative Agent and each Lender shall have received final payment in cash of the full amount of the Guaranteed Obligations.

        12.6 Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Company under any Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of the Loan Documents shall nonetheless be payable by Parent hereunder forthwith on demand by the Administrative Agent.

        12.7 Information. Parent represents and warrants to the Administrative Agent and the Lender Parties that it now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company. Neither the Administrative Agent nor any Lender Party shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of the Company.

        12.8 Costs. Parent further agrees to pay all reasonable expenses (including Attorney Costs) paid or incurred by the Administrative Agent or any Lender Party in endeavoring to collect the Obligations of Parent under this
Article XII or any part thereof, and in enforcing this Article XII against Parent.

        12.9 Amendment and Restatement. This Article XII amends, restates and replaces the Amended and Restated Parent Guaranty dated as of December 17, 1997.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       DEL MONTE CORPORATION


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------


                                       DEL MONTE FOODS COMPANY


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       ABN AMRO BANK N.V.,
                                       as Co-Syndication Agent and as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       ALLFIRST BANK,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       AMERICAN AGCREDIT, PCA,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent, Issuing Lender,
                                       Swingline Lender and Lender


                                       By:
                                             -----------------------------------
                                              William Stafeil
                                       Title: Managing Director

                                       THE BANK OF NEW YORK,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       BANKERS TRUST COMPANY,
                                       as Documentation Agent and as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       BNP PARIBAS,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       CAPITAL FARM CREDIT,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       THE CHASE MANHATTAN BANK,
                                       as Syndication Agent and as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       COBANK, ACB
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       CREDIT AGRICOLE INDOSUEZ,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       HARRIS TRUST & SAVINGS BANK,
                                       as Co-Documentation Agent and as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       NATEXIS BANQUES POPULAIRES,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       NATIONAL CITY BANK,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       NORTHWEST FARM CREDIT SERVICES, PCA,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       THE PROVIDENT BANK,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       TRANSAMERICA BUSINESS CAPITAL
                                       CORPORATION, as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as a Lender


                                       By:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                PRICING SCHEDULE

Revolving Loans, Term Loans, L/C Fee Rate and Commitment Fee Rate

The Applicable Base Rate Margin and Applicable Offshore Rate Margin for Revolving Loans, the Applicable Base Rate Margin and the Applicable Offshore Rate Margin for Term Loans, the L/C Fee Rate and Commitment Fee Rate shall be as follows: ***

                                  SCHEDULE 1.4

        ASSIGNMENT AGREEMENT dated as of May 15, 2001, among Del Monte Corporation (the "Company"), the Assignors (as defined below), and Bank of America, N.A. ("BofA"), as administrative agent (in such capacity, the "Administrative Agent") for the Assignees (as defined below). Reference is made to (a) the Second Amended and Restated Credit Agreement dated as of January 14, 2000, among the Company, various financial institutions and Bank of America, N.A., as administrative agent (as amended, the "Existing Credit Agreement") and
(b) the Third Amended and Restated Credit Agreement dated as of May 15, 2001 (the "Restated Agreement"), among the Company, the financial institutions party thereto as lenders (the "Continuing Lenders"), and BofA as administrative agent.

        The Company desires to amend and restate the terms and conditions of the Company's outstanding indebtedness in respect of the "Loans" (as defined in the Existing Credit Agreement and referred to herein as the "Existing Loans"). The Company has entered into (or is entering into) the Restated Agreement, providing for the amendment and restatement of the terms and conditions of the outstanding indebtedness in respect of the Existing Loans as set forth therein, as well as the incurrence by the Company of certain additional indebtedness thereunder. In furtherance of the foregoing, the Company has requested that each holder of any Existing Loan that is not a party to the Restated Agreement as a Continuing Lender (each such holder that becomes a party to this Agreement being referred to herein as an "Assignor") agree to assign the Existing Loans held by it (the "Assigned Debt") to the Continuing Lenders that have Commitments (as defined in the Restated Agreement) under the Restated Agreement (such Continuing Lenders being referred to herein as the "Assignees") on the terms and subject to the conditions set forth in this Agreement.

        Accordingly, the parties hereto hereby agree as follows:

        SECTION 1. Assignment. (a) Subject to the conditions set forth in
Section 2, on and as of the date of the initial funding of loans under the Restated Agreement (the "Restatement Date"), each Assignor hereby assigns and transfers to the Assignees the outstanding principal amount of the Assigned Debt held by such Assignor. The Assigned Debt of each Assignor is described beneath its signature to this Agreement.

        (b) The assignments provided for herein are being made by the Assignors without recourse, representation or warranty, except as expressly set forth in
Section 3.

        (c) Each Assignor retains its rights in respect of all indemnification and expense reimbursement provisions under the Existing Credit Agreement.

        (d) The Assigned Debt assigned hereby shall be allocated among the Assignees in accordance with the Restated Agreement.

        (e) On or after the Restatement Date, the indebtedness in respect of the Assigned Debt assigned hereby shall be governed by and evidenced as provided in the Restated Agreement.

        SECTION 2. Conditions. The assignments contemplated by Section 1 hereof shall become effective only upon the satisfaction of the following conditions:

                (a) the Restatement Date shall occur on or prior to May 16, 2001 (failing which, this Agreement shall terminate);

                (b) each Assignor shall have received from the Administrative Agent (on behalf of the Assignees) payment of an amount equal to the outstanding principal amount of Assigned Debt assigned by such Assignor hereunder, as consideration for the assignment by such Assignor hereunder; and

                (c) each Assignor shall have received payment from the Company of all accrued and unpaid interest on the Assigned Debt assigned by such Assignor hereunder accrued to and excluding the Restatement Date, together with any fees or other amounts owing to such Assignor under the Existing Credit Agreement.

The payments to be made to each Assignor as contemplated by clauses (b) and (c) above shall be made to such Assignor by wire transfer of immediately available funds to (i) the account to which payments of principal and interest are to be made to such Assignor as provided in the applicable Existing Credit Agreement and related documentation or (ii) if requested by such Assignor, to such account as such Assignor shall specify beneath its signature to this Agreement.

        SECTION 3. Representations. (a) Each Assignor represents and warrants to the Administrative Agent (for the benefit of the Assignees), and the Company that, as of the Restatement Date, such Assignor has legal and beneficial ownership of the Assigned Debt assigned by it hereunder and that such Assigned Debt has not been sold or transferred and is not subject to any participating interest, lien or encumbrance (except for participating interests, liens or encumbrances that will terminate upon the assignment provided for herein).

        (b) Each party hereto represents and warrants to the other parties hereto that it has the power and authority to execute, deliver and perform its obligations under this Agreement and that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

        SECTION 4. Agreements of the Company. The Company agrees that it shall be liable for and will make all payments to be made by it as contemplated by clause (c) of Section 2 above. The Company also acknowledges and agrees that each assignment of Existing Loans hereunder shall be treated as a prepayment thereof for purposes of determining any amounts payable to Assignors under
Section 4.4 of the Existing Credit Agreement, and the Company shall be responsible for any payment due to any Assignor under each such Section.

        SECTION 5. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SECTION 6. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

        SECTION 7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective with respect to an Assignor upon execution of a signature page to this Agreement on behalf of such Assignor and delivery thereof to the Administrative Agent (or its counsel) and execution of counterparts hereof by each of the Administrative Agent and the Company.

        SECTION 8. No Novation. Neither this Agreement nor any assignment contemplated hereby shall extinguish the indebtedness of the Company in respect of the Assigned Debt.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       DEL MONTE CORPORATION


                                       by:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent


                                       by:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       SIGNATURE PAGE to the ASSIGNMENT
                                       AGREEMENT dated as of May 15, 2001,
                                       among DEL MONTE CORPORATION , the
                                       ASSIGNORS and BANK OF AMERICA, N.A., as
                                       Administrative Agent for the Assignees

                                       Name of Assignor:

                                       by:
                                          --------------------------------------
                                              Name:
                                              Title:


                                       Assigned Debt:
                                       $______________ of Existing Loans


                                       Payment Instructions:

                                  SCHEDULE 11.2

                              ADDRESSES FOR NOTICES
                      OFFSHORE AND DOMESTIC LENDING OFFICES

DEL MONTE CORPORATION
        DEL MONTE FOODS COMPANY

One Market
San Francisco, California  94105
Attention: Thomas E. Gibbons, Treasurer
Telephone: (415) 247-3336
Fax: (415) 247-3339

With a copy to:
One Market
San Francisco, California  94105
Attention: General Counsel
Telephone: (415) 247-3262
Fax: (415) 247-3263

ABN AMRO BANK N.V.
as a Lender

Domestic and Offshore Lending Office:

208 South LaSalle Street, Suite 1500
Chicago, IL 60604

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

ABN AMRO Bank N.V.
208 South LaSalle Street, Suite 1500
Chicago, IL 60604
Attention: Credit Administration
Telephone: (312) 992-5110
fax: (312) 992-5111
e-mail: sherry.manning@abnamro.com

With a copy to:

ABN AMRO Bank N.V.
300 South Grand Avenue, Suite 2650
Los Angeles, CA 90071
Attention: Delia Fance
Telephone: (213) 687-2067
E-mail: delia.fance@abnamro.com

Borrowing notices and Notices of Conversion/Continuation:

ABN AMRO Bank N.V.
208 South LaSalle Street, Suite 1500
Chicago, IL 60604
Attention: Loan Administration
Telephone: (312) 992-5152
Fax: (312) 992-5157

ALLFIRST BANK
   as a Lender

Domestic and Offshore Lending Office:

25 South Charles Street
14th Floor
Baltimore, MD 21201

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

ALLFIRST BANK
25 South Charles Street
Baltimore, MD 21201
Attention:  John T. Penny
Telephone: (410) 244-4138
fax: (410) 244-4245
e-mail: John.Penny@Allfirst.com

Borrowing notices and Notices of Conversion/Continuation:

ALLFIRST BANK
25 South Charles
Baltimore, MD 21201
Attention:  Carrie Scarborough
Telephone: (410) 545-2097
fax: (410) 244-4295
e-mail: Carrie.Scarborough@allfirst.com

AMERICAN AGCREDIT, PCA
  as a Lender

Domestic and Offshore Lending Office:

5560 S. Broadway
Eureka, CA 95503

POB 398
Fields Landing, CA 95537

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

American AgCredit, PCA
924 E. Blanco Road
Salinas, CA 93901
Attention: James Cooper
Telephone: (831) 424-1756
fax: (831) 424-5963
e-mail: jcooper@agloan.com

Borrowing notices and Notices of Conversion/Continuation:

American AgCredit, PCA
P.O. Box 1120
Santa Rosa, CA 95402
Attention: Tina Anaya
Telephone: (707) 545-1200
fax: (707) 545-4446
e-mail: tanaya@agloan.com

BANK OF AMERICA, N.A.,
   as Administrative Agent

Address for Notices (Borrowing Notices
and Notices of Conversion/Continuation)

Bank of America, N.A.
101 N. Tryon Street
Charlotte, NC 28255-0001
Attention: Jeff Strickland
Telephone: 704-386-8388
Fax: 704-409-0006
e-mail: jeff.strickland@bankofamerica.com

Address for Notices (other than Borrowing
Notices and Notices of Conversion/Continuation)

Bank of America, N.A.
1455 Market Street, 12th Floor
San Francisco, CA 94103-1394
Attention: Liliana Claar
Telephone: (415) 436-2770
Fax: (415) 503-5003
e-mail: liliana.claar@bankofamerica.com

Agent's Payment Office:

Bank of America, N.A.
Charlotte, NC
ABA #053-000-196
Account: 1366212250600
Ref.: Del Monte Corporation

BANK OF AMERICA, N.A.,
       as Issuing Lender

Address for Notices:

333 South Beaudry
19th Floor
Los Angeles, California 90017
Attention: Margaret Kwiatek
Telephone: (213) 345-6631
Fax: (213) 345-6694

BANK OF AMERICA, N.A.,
      as Swingline Lender

Address for Notices:

Bank of America, N.A.
101 N.  Tryon Street
Charlotte, NC 28255-0001
Attention: Jeff Strickland
Telephone: (704) 386-9399
Fax: (704) 409-0006
e-mail: jeff.strickland@bankofamerica.com

BANK OF AMERICA, N.A.,
     as a Lender

Domestic and Offshore Lending Office:

100 N. Tryon Street
Charlotte, NC 28255-0001

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Bank of America, N.A.
100 N.  Tryon Street
Charlotte, NC 28255-0001
Attention: Yousuf Omar
Telephone: (704) 388-3129
fax: (704) 386-9607
e-mail: yousuf.omar@bankofamerica.com

Borrowing notices and Notices of Conversion/Continuation:

Bank of America, N.A.
100 N. Tryon Street
Charlotte, NC 28255-0001
Attention: Jeff Strickland
Telephone: (704) 386-8388
fax: (704) 409-0006
e-mail: jeff.strickland@bankofamerica.com

THE BANK OF NEW YORK
   as a Lender

Domestic and Offshore Lending Office:

One Wall St., 22nd Floor
New York, NY 10005

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

The Bank of New York
One Wall St., 22nd Floor
New York, NY 10005
Attention: Dawn Hertling
Telephone: (212) 635-6742
e-mail: dawn-hertling@bankofny.com

Borrowing notices and Notices of Conversion/Continuation:

The Bank of New York
One Wall St., 22nd Floor
New York, NY 10005
Attention: Dawn Hertling
e-mail: dawn-hertling@bankofny.com

BANKERS TRUST COMPANY
        as a Lender

Address for Notices:

Bankers Trust Company
1 BT Plaza, 14th Floor
New York, NY 10006
Attention: Mary Jo Jolly
Telephone: (212) 250-5860
Fax: (212) 250-5817

Domestic and Offshore Lending Office:

Bankers Trust Company
1 BT Plaza, 14th Floor
New York, NY 10006
Attention: Mary Jo Jolly
Telephone: (212) 250-5860
Fax: (212) 250-5817

With a copy to:

Deutsche Bank
300 South Grand Avenue
Los Angeles, California 90071
Attention: Wade Winter
Telephone: (213) 620-8121
Fax: (231) 620-8484

BNP PARIBAS
     as a Lender

Domestic and Offshore Lending Office:

180 Montgomery Street, 3rd Floor
San Francisco, CA 94104

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

BNP Paribas
180 Montgomery Street, 3rd Floor
San Francisco, CA 94104
Attention: David Low
Telephone: (415) 772-1332
e-mail: david.low@americas.bnpparibas.com

With a copy to:

BNP Paribas
180 Montgomery Street, 3rd Floor
San Francisco, CA 94104
Attention: Rosanna Bartolazo
Telephone: (415) 772-1393
fax: (415) 956-4230
e-mail: rosanna.bartolazo@americas.bnpparibas.com

Borrowing notices and Notices of Conversion/Continuation:

BNP Paribas
180 Montgomery Street, 3rd Floor
San Francisco, CA 94104
Attention: Donald Hart
Telephone: (415) 956-2511
fax: (415) 989-9041
e-mail: donald.hart@americas.bnpparibas.com

CAPITAL FARM CREDIT
       as a Lender

Domestic and Offshore Lending Office:

507 East 26th Street
Bryan, TX 77803

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Capital Farm Credit
5865 Ridgeway Ctr.  Parkway, Suite 300
Memphis, TN 38120
Attention: Robert P. Abbott
Telephone: (901) 683-9853
fax: (901) 683-9610
e-mail: AbbottMAI@aol.com

Borrowing notices and Notices of Conversion/Continuation:

Capital Farm Credit
P.O. Box 232
Bryan, TX 77806
Attention: Don VandeVanter
Telephone: (979) 822-3018
fax: (979) 691-1174
e-mail: dvandevanter@farmcreditbank.com

THE CHASE MANHATTAN BANK
   as a Lender

Domestic and Offshore Lending Office

270 Park Avenue
New York, NY 10017

Notices (other than Borrowing notices and Notices Conversion/Continuation):

The Chase Manhattan Bank
227 West Monroe
Suite 2800
Chicago, IL 60606
Attention: Robert Krasnow
Telephone: (312) 541-4211
fax: (312) 541-3379
e-mail: Robert.Krasnow@Chase.com

Borrowing notices and Notices of Conversion/Continuation

The Chase Manhattan Bank
1 CMP
8TH Floor
New York, NY 10081
Attention: Vito Cipriano
Telephone: (212) 552-7402
fax: (212) 552-5662
e-mail: Vito.S.Cipriano@Chase.com

COBANK, ACB
  as a Lender

Domestic and Offshore Lending Office:

5500 South Quebec Street
Greenwood Village, CO 80111

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

CoBank, ACB
5500 South Quebec Street
Greenwood Village, CO  80111
Attention: Darla Moran
Telephone: (303) 740-4033
fax: (303) 740-4021
e-mail: dmoran@cobank.com

Borrowing notices and Notices of Conversion/Continuation:

CoBank, ACB
5500 South Quebec Street
Greenwood Village, CO  80111
Attention:  Brian Klatt
Telephone: (303) 740-6511

CREDIT AGRICOLE INDOSUEZ
     as a Lender

Domestic and Offshore Lending Office:

55 East Monroe, Suite 4700
Chicago, IL 60603

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Credit Agricole Indosuez
55 East Monroe, Suite 4700
Chicago, IL 60603
Attention: Alan Schmelzer
Telephone: (312) 917-7455
fax: (312) 372-3455
e-mail: aschmelzer@US.CA-indosuez.com

Borrowing notices and Notices of Conversion/Continuation:

Credit Agricole Indosuez
55 East Monroe, Suite 4700
Chicago, IL 60603
Attention: Natalie Klotz
Telephone: (312) 917-7498
fax: (312) 372-4421
e-mail: nklotz@US.CA-indosuez.com

GE CAPITAL
  as a Lender

Domestic and Offshore Lending Office:

60 Long Ridge Road
Stamford, CT 06927-5100

Notices (other than Borrowing notices and Notices of Conversion/Contination):

GE Capital
60 Long Ridge Road
Stamford, CT 06927-5100
Attention: Julia Shchukina
Telephone: (203) 357-3838
fax: (203) 316-7978
e-mail: julia.shchukina@gecapital.com

Borrowing notices and Notices of Conversion/Continuation:

GE Capital
60 Long Ridge Road
Stamford, CT 06927-5100
Attention: Anan Durango
Telephone: (203) 316-7731
fax: (203) 602-8345
e-mail: anan.durango@gecapital.com

HARRIS TRUST AND SAVINGS BANK
     as a Lender

Domestic and Offshore Lending Office

111 West Monroe Street
Chicago, IL 60603

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Harris Trust & Savings Bank
One Sansome Street
Suite 2910
San Francisco, CA 94104
Attention: Mr. Edwin A. Adams, Jr.
Telephone: (415) 434-2200
fax: (415) 397-1888
e-mail: edwin.adams@harrisbank.com

Borrowing notices and Notices of Conversion/Continuation:

Harris Trust & Savings Bank
111 West Monroe Street
17th Floor West
Chicago, IL 60603
Attention: Ms. Adriana Rocha
Telephone: (312) 461-7664
fax: (312) 293-4798

NATEXIS BANQUES POPULAIRES
   as a Lender

Domestic and Offshore Lending Office:

1251 Avenue of the Americas
34th Floor
New York, NY 10020

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Natexis Banques Populaires
1251 Avenue of the Americas
New York, NY 10020
Attention: Frank Madden
Telephone: (212) 872-5180
fax: (212) 354-9106
e-mail: fmadden.@natexisny.com

Borrowing notices and Notices of Conversion/Continuation:

Natexis Banques Populaires
1251 Avenue of the Americas
New York, NY 10020
Attention: Roslyn Adams
Telephone: (212) 872-5177
fax: (212) 872-5160

NATIONAL CITY BANK
       as a Lender

Domestic and Offshore Lending Office:

1900 East Ninth Street, LOC. #2077
Cleveland, OH 44114

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

National City Bank
1900 East Ninth Street, LOC. #2077
Cleveland, OH 44114
Attention: Phillip Duryea
Telephone: (216) 222-3629
fax: (216) 222-0003

Borrowing notices and Notices of Conversion/Continuation:

National City Bank
23000 Mill Creek Boulevard, LOC# 7520
Highland Hills, OH 44122
Telephone: (216) 488-7099
fax: (216) 488-7110

NORTHWEST FARM CREDIT SERVICES, PCA
   as a Lender

Domestic and Offshore Lending Office:

1700 South Assembly Street
Spokane, WA 99224

Notices (other than Borrowing notices and Conversion/Continuation):

Northwest Farm Credit Services, PCA
1700 South Assembly Street
Spokane, WA 99224
Attention: Jim D. Allen
Telephone: (509) 340-5555
fax: (509) 340-5410
e-mail: jallen@farm-credit.com

Borrowing notices and Notices of Conversion/Continuation:

Northwest Farm Credit Services, PCA
1700 South Assembly Street
Spokane, WA 99224
Attention: Technical Accountant
Telephone: 1-800-216-4535
fax: (509) 340-5364
e-mail: tech_acctg@farm-credit.com

THE PROVIDENT BANK
    as a Lender

Domestic and Offshore Lending Office:

One East Fourth St., 216A
Cincinnati, OH 45202

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

The Provident Bank
One East 4th St., 216A
Cincinnati, OH 45202
Attention: Scott Kray
Telephone: (513) 579-2243
fax: (513) 639-4794
e-mail: Skray@Provident-Bank.com

Borrowing notices and Notices of Conversion/Continuation:

The Provident Bank
One East 4th St., 216A
Cincinnati, OH 45202
Attention: Janet Douglas
Telephone: (513) 639-1413
fax: (513) 639-1494
e-mail: jadouglas@Provident-Bank.com

TRANSAMERICA BUSINESS CAPITAL CORPORATION as a Lender

Domestic and Offshore Lending Office:

555 Theodore Fremd Ave., Suite C-301
Rye, New York 10580

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Transamerica Business Capital Corporation
555 Theodore Fremd Ave., Suite C-301
Rye, New York  10580
Attention: Frank Bertelle
Telephone: (914) 925-7256
Fax: (914) 921-9072

Borrowing notices and Notices of Conversion/Continuation

Transamerica Business Capital Corporation
555 Theodore Fremd Ave., Suite C-301
Rye, New York 10580
Attention: Venereen Lee
Telephone: (914) 925-7239
fax: (914) 925-7248

U.S. BANK NATIONAL ASSOCIATION
      as a Lender

Domestic and Offshore Lending Office:

c/o U.S. BANCORP AG CREDIT
950 17TH Street, Suite 330
CNDT0321
Denver, CO 80202

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

U.S. Bank National Association
c/o U.S. Bancorp AG Credit
950 17th Street, Suite 330
CNDT 0321
Denver, CO 80202
Attention: John W. Ball
Telephone: (303) 585-4930
fax: (303) 585-4732
e-mail: john.ball@usbank.com

Borrowing notices and Notices of Conversion/Continuation:

U.S. Bank National Association
c/o U.S. Bancorp AG Credit
950 17th Street, Suite 330
CNDT 0321
Denver, CO 80202
Attention: Pamela Leyba
Telephone: (303)585-4916
fax: (303) 585-4732
e-mail:  pamela.leyba@usbank.com

                                    EXHIBIT L

                                   CERTIFICATE

                Reference is made to the Third Amended and Restated Credit Agreement, dated as of May 15, 2001, among Del Monte Corporation, Del Monte Foods Company, the lenders parties thereto, Bank of America, N.A., as administrative agent, The Chase Manhattan Bank, as syndication agent, and Bankers Trust Company, as documentation agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Pursuant to the provisions of subsection 10.10(a)(iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is defined in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


                                       [NAME OF LENDER]


                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------